As filed with the Securities and Exchange Commission February 26, 2010

File Nos. 2-67052 and 811-3023

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE
SECURITIES ACT OF 1933

Post-Effective Amendment No. 272

AND

REGISTRATION STATEMENT UNDER THE
INVESTMENT COMPANY ACT OF 1940

Amendment No. 273

_____________________________________________________________________________________________

FORUM FUNDS
Three Canal Plaza, Suite 600
Portland, Maine 04101
207-347-2090

Francine J. Rosenberger, Esq.
K&L Gates LLP
1601 K Street, N.W.
Washington, D.C. 20006

Copies to:

Megan Hadley Koehler, Esq.
Atlantic Fund Administration LLC
Three Canal Plaza
Portland, ME 04101

It is proposed that this filing will become effective:

[X]	immediately upon filing pursuant to Rule 485, paragraph (b)(1)
[ ]	on March 1, 2010 pursuant to Rule 485, paragraph (b)(1)
[ ]	60 days after filing pursuant to Rule 485, paragraph (a)(1)
[ ]	on _______ pursuant to Rule 485, paragraph (a)(1)
[ ]	75 days after filing pursuant to Rule 485, paragraph (a)(2)
[ ]	on ______ pursuant to Rule 485, paragraph (a)(2)
[ ]	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of series being registered: Fountainhead Special Value Fund

FOUNTAINHEAD
SPECIAL VALUE FUND
(KINGX)

Prospectus
March 1, 2010

The Fund seeks long-term
capital growth.

The Fund does not incur Rule
12b-1 (distribution) fees.

The Securities and Exchange Commission
has not approved or disapproved the
Fund’s shares or determined whether this
Prospectus is accurate or complete. Any
representation to the contrary is a criminal
offense.

Table of Contents

Summary Section
Investment Objective	2
Fees and Expenses	2
Principal Investment Strategy	3
Principal Investment Risks	3
Performance Information	5
Manager	6
Portfolio Managers	6
Purchase and Sale of Fund Shares	6
Tax Information	6
Payments to Financial Intermediaries	6

Details Regarding the Fund’s Investment Strategies and Risks	7
Additional Information Regarding Investment Strategies	7
The Adviser’s Process	7
Additional Information Regarding Risk Factors	8
Who May Want to Invest in the Fund	9

Management	10
The Adviser	10
Portfolio Managers	10
Other Service Providers	10
Fund Expenses	11

Your Account	12
How to Contact the Fund	12
General Information	12
Buying Shares	14
Selling Shares	18
Retirement Accounts	20

Other Information	21
Distributions	21
Taxes	21
Organization	22

Financial Highlights	23

Summary Section

Investment Objective

The investment objective of the Fountainhead Special Value Fund (the “Fund”) is long-term capital growth.

Fees and Expenses

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a % of the offering price)	None
Maximum Deferred Sales Charge (Load) Imposed on Reinvested Distributions (as a % of the offering price)	None
Maximum Deferred Sales Charge (Load) Imposed on Redemptions (as a % of the sale price)	None
Redemption Fee (as a % of amount redeemed within 180 days of purchase )	1.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.90%
Distribution (12b-1) Fees	None
Other Expenses(2)	3.60%
Total Annual Fund Operating Expenses	4.50%
Fee Reduction and Expense Reimbursement(3)	(2.75%)
Net Annual Fund Operating Expenses	1.75%

(1)
The Adviser has contractually agreed to reduce of its fees and reimburse certain expenses to limit Total Annual Fund Operating Expenses (excluding taxes, interest, portfolio transaction expenses, and extraordinary expenses) to 1.75% of the Fund’s average daily net assets through February 28, 2011 (“Expense Cap”). The Expense Cap may be changed or eliminated at any time with the consent of the Board of Trustees.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$178	$1,111	$2,054	$4,452

2

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 103% of the average value of its portfolio.

Principal Investment Strategy

The Fund invests primarily in the common stocks of small and medium size companies that the Fun d believes are selling at attractive prices relative to their intrinsic value.

The Adviser uses a highly disciplined approach to identify “special value” stocks, primarily traded on U.S. exchanges,  that may be appropriate for purchase by the Fund. The “special value” buy criteria require the Adviser to consider, among other things, whether the stock is trading at a discount to the following three measures:

• Its private market value;

• Its five-year projected earnings growth rate; or

• Its seven-year historical valuation.

As suggested by these criteria, the Adviser is not a traditional value manager and, though sensitive to stock prices, may purchase for the Fund stocks that would typically be classified as growth. The Adviser may sell a stock when it believes more attractive alternatives are available, the company’s underlying fundamentals have deteriorated or the stock has met the price target set by the Adviser.

Although the Adviser seeks diversification among the Fund’s investments, some industries may be overweighted because the Adviser pursues the best investment values for the Fund without regard to the industrial classification of stocks. Further, the Fund may assume a temporary defensive position that is inconsistent with its principal investment objective and/or strategies in order to respond to adverse market, economic, political or other conditions; any temporary defensive position may have an adverse impact on the Fund’s performance.

Principal Investment Risks

Recent Market Events. Unprecedented recent turbulence in the financial markets and reduced liquidity in equity, credit and fixed income markets may negatively affect issuers worldwide, which could have an adverse effect on the Fund.

Value Investment Risk. The stock of value companies can continue to be undervalued for long periods of time and not realize its expected value. The value of the Fund may decrease in response to the activities and financial prospects of an individual company.

General Market Risk. The Fund’s net asset value (“NAV”) and investment return will fluctuate based upon changes in the value of its portfolio securities. You could lose money on your investment in the Fund or the Fund could underperform other investments. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Small Capitalization and Mid-Capitalization Company Risk. Securities of companies smaller than larger companies may be more volatile and the price of smaller companies may decline more in response to selling pressure.

3

Company Risk. The value of the Fund may decrease in response to the activities and financial prospects of an individual company in the Fund’s portfolio.

Sector Risk. The value of stocks within the same group of industries will decline in price due to sector-specific market or economic developments.

Management Risk. Due to its active management, the Fund could underperform other mutual funds with similar investment objectives.

Portfolio Turnover Risk. A high level of portfolio turnover may have a negative impact on performance by increasing transaction costs and generating greater tax liabilities for shareholders.

4

Performance Information

The following chart and table illustrate the variability of the Fund’s returns. The chart below indicates some of the risks of investing in the Fund by showing the performance of the Fund from year to year and by showing how the Fund’s average annual returns for 1,   5, and 10 years compare with those of a broad measure of market performance. Performance information represents only past performance, before and after taxes, and does not necessarily indicate future results.

Calendar Year Total Returns. The following chart shows the annual total return for the Fund for the past ten years.
Year Ended December 31

The Fund’s calendar year-to-date total return as of December 31, 2009 was 22.37%.

During the period shown, the highest return for a quarter was 28.68% ( 2 nd quarter, 2003 ) and the lowest return was -24. 39% (3rd quarter, 2001 ). Updated performance information is available at www.kingadvisors.com.

Average Annual Total Returns

	1 Year	5 Years	Life of Fund
Return Before Taxes	22 . 37%	- 3.16%	5.91%
Return After Taxes on Distributions	22.37%	- 3.22%	5.42%
Return After Taxes on Distributions and Sale of Fund Shares	14.54%	- 2.64%	5.09%
Russell 2500® Index (reflects no deduction for fees, expenses or taxes)	34.39%	1.58%	7 . 31%

After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

5

The return after taxes on distributions and sale of Fund shares may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

Management

King Investment Advisors, Inc. is the Fund’s Adviser.

Portfolio Managers

Roger E. King and Leah R. Bennett are primarily responsible for the day-to-day management of the Fund. Mr. King has been Portfolio Manager of the Fund since its inception in 1996. Ms. Bennett was named Co-Portfolio Manager on March 15, 2005.

Purchase and Sale of Fund Shares

You may purchase or redeem shares of the Fund on any business day through your financial intermediary, by mail (Fountainhead Special Value Fund, P.O. Box 588, Portland, Maine 04112), or by telephone at (800) 868-9535. Shares also may be purchased by check, wire or electronic bank transfer. The Fund accepts investments in the following minimum amounts:

	Minimum Initial Investment	Minimum Additional Investment
Standard Accounts	$5,000	$1,000
Traditional and Roth IRA Accounts	$3,000	$1,000

Tax Information

Shareholders may receive distributions from the Fund of dividends and capital gains, which may be taxed as ordinary income or capital gains.

Payments to Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a fund supermarket), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

6

Additional Information Regarding Investment Strategies

The Fund invests primarily in the common stocks of small - and medium-size companies. The Adviser defines small - and medium-size companies as companies with market capitalizations between $250 million and $8.5 billion at the time of their purchase.

The Adviser’s Process — Purchasing Portfolio Securities. The Adviser selects stocks that it believes are selling at attractive prices relative to their intrinsic value, based on the Adviser’s “Business Valuation Approach.” This highly disciplined approach seeks to identify attractive investment opportunities, uncovering securities often overlooked by other investors. The Adviser believes value can be found in different types of securities at different points in the economic cycle. Unlike a traditional value manager who buys solely low price/earnings, low price/book, low price/sales or low price/cash flow stocks, the Adviser may purchase some stocks that have traditionally been classified as growth stocks. The “special value” buy criteria of the Business Valuation Approach consist of three elements. The Fund may buy a stock if it is trading at a discount to:

Concepts to Understand

Common stock means an equity or ownership interest in a company.

Market capitalization means the value of a company’s common stock in the stock market.

Price/Book ratio means the price per share of a stock divided by the company’s book value per share.

Price/Cash Flow ratio means the price per share of a stock divided by cash flow per share.

Price/Earnings ratio means the price per share of a stock divided by the company’s earnings per share.

Price/Sales ratio means the price per share of a stock divided by the company’s annual sales per share.

• Its private-market value (based on projected levels of cash flow, balance sheet characteristics, future earnings, and payments made for similar companies in past mergers and acquisitions);
• Its five-year projected earnings growth rate; or
• Its seven-year historical valuation (based on its price/earnings, price/book, price/cash flow, or price/sales ratios).

The Adviser may purchase stocks of companies that are growing their earnings, but is sensitive to the price it will pay for that growth.

While it is anticipated that the Fund will diversify its investments across a range of industries and sectors, certain industries are likely to be overweighted compared to others because the Adviser seeks the best investment values regardless of industry. The industries in which the Fund may be overweighted will vary at different points in the economic cycle.

The Adviser’s Process — Selling Portfolio Securities. The Fund may sell a stock if the Adviser believes:

• More attractive alternatives are available;
• The company’s underlying fundamentals have deteriorated; or
• The stock has met the price target set by the Adviser.

7

Temporary Defensive Position. In order to respond to adverse market, economic, political or other conditions, the Fund may assume a temporary defensive position that is inconsistent with its principal investment strategies and invest, without limitation, in money market instruments, such as commercial paper, securities of other no-load mutual funds or repurchase agreements. A defensive position, taken at the wrong time, may have an adverse impact on the Fund’s performance. The Fund may be unable to achieve its investment objective during the employment of a temporary defensive measure. If the Fund invests in shares of another mutual fund, shareholders of the Fund will bear the advisory and other fees of both the Fund and the mutual fund in which it invests. The Fund may also invest in such instruments at any time to maintain liquidity or pending selection of investments in accordance with its investment policies.

The Fund may also invest in such instruments at any time to maintain liquidity or pending selection of investments in accordance with its investment policies.

Additional Information Regarding Principal Risk Factors

Recent Market Events Risk. It is important that investors closely review and understand the risks of investing in the Fund. Unprecedented recent turbulence in the financial markets and reduced liquidity in equity, credit and fixed income markets may negatively affect issuers worldwide, which could have an adverse effect on the Fund.

Value Investment Risk. Value investing carries the risk that the market will not recognize a security’s intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced. The determination that the stock is undervalued is subjective; the market may not agree, and the stock’s price may not rise to what the Adviser believes is its full value. If the market does not consider the stock to be undervalued, then the value of the Fund’s shares may decline, even if stock prices generally are rising. Value stocks may fall out of favor with the market or react differently to market, political and economic developments than other types of stocks and the market as a whole.

General Market Risk. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. In general, stock values are affected by activities specific to a company, as well as general market, economic and political conditions. The Fund’s net asset value (“NAV”) and investment return will fluctuate based on changes in value of its portfolio securities. The market value of the Fund’s securities is based upon the market’s perception of value and is not necessarily an objective measure of the securities’ value. The Fund is not by itself a complete investment program, and there is no assurance that the Fund will achieve its investment objective. You could lose money on your investment in the Fund, and the Fund could underperform other investments. The principal risks of an investment in the Fund include:

• The market may experience declines in general, or a decline in investor demand for the stocks held by the Fund may adversely affect the value of the securities held;
• The earnings of the companies in which the Fund invests may not continue to grow at expected rates, thus causing the price of the underlying stocks to decline; and
• The Adviser’s strategy may fail to produce the intended results.

Small-Capitalization and Mid-Capitalization Company Risk. Because the Fund invests in companies with market capitalizations smaller than large-capitalization companies (i.e., less than $8.5 billion), an investment in the Fund may be accompanied by the following additional risks:

             • Smaller companies may experience higher failure rates than larger companies;

8

•	Analysts and other investors typically follow these companies less actively and information about these companies is not always readily available;
•
Securities of these companies are traded in the over-the-counter markets or on a regional securities exchange, potentially lowering the trading volume of these companies, making them less liquid and making their prices more volatile than the prices of the securities of large capitalization companies;

             • Changes in the value of smaller company stocks may not mirror the fluctuation of the market in general; and
•	Smaller companies may have limited markets, product lines, or financial resources and may lack management experience, making these companies more susceptible to economic and market setbacks.

For these and other reasons, the prices of small and mid-capitalization companies’ securities may fluctuate more significantly than the security prices of larger-capitalization companies. The smaller the company, the greater effect these risks may have on that company’s operations and performance. As a result, an investment in the Fund may exhibit a higher degree of volatility than the general domestic securities market.

Company Risk. The value of the Fund may decrease in response to the activities and financial prospects of an individual company in the Fund’s portfolio. The value of an individual company can be more volatile than the market as a whole.

Sector Risk. If the Fund’s portfolio is weighted in a certain industry sector, any negative development affecting that sector will have a greater impact on the Fund than a fund that is not weighted in that sector. For example, to the extent the Fund is weighted in the telecommunications sector, it will be affected by developments affecting that sector. The telecommunications sector is subject to changing government regulations that may limit profits and restrict services offered. Telecommunications companies also may be significantly affected by intense competition, and their products may be subject to rapid obsolescence.

Management Risk. The Fund is actively managed and its performance, therefore, will reflect the Adviser’s ability to make investment decisions which are suited to achieving the Fund’s investment objective. Due to its active management, the Fund could underperform other mutual funds with similar investment objectives.

Portfolio Turnover Risk. The Fund’s strategy may result in high portfolio turnover rates, which may increase the Fund’s brokerage commission costs as well as its short-term capital gains, and may negatively impact the Fund’s performance. The Fund’s portfolio turnover rate for each fiscal year has approached or exceeded 100%.

Who May Want to Invest in the Fund

The Fund may be appropriate for you if you:

• Are pursuing a long-term goal with a special value investment strategy;
• Are willing to accept price fluctuations in your investment;
• Are willing to tolerate the risks associated with common stock investments; and
• Are willing to accept the greater market price fluctuations of smaller companies.

The Fund may not be appropriate for you if you:

• Want an investment that pursues market trends or focuses only on particular sectors or industries;
• Need regular income or stability of principal; or
• Are pursuing a short-term goal or investing emergency reserves.

9

Management

The Fund is a series of Forum Funds (the “Trust”), an open-end, management investment company (mutual fund). The business of the Trust and the Fund is managed under the oversight of the Trust’s Board of Trustees (the “Board”). The Board meets periodically to review the Fund’s performance, monitor investment activities and practices, and discuss other matters affecting the Fund. Additional information regarding the Board, as well as the Trust’s executive officers, may be found in the Fund’s Statement of Additional Information (“SAI”).

The Adviser

The Adviser is King Investment Advisors, Inc., 1980 Post Oak Boulevard, Suite 2400, Houston, Texas 77056-3898. The Adviser is a privately owned corporation controlled by Roger E. King. The Adviser has provided investment advisory and management services to clients since 1981. The Adviser provides value-oriented equity and balanced management for both taxable and tax-exempt clients and manages approximately $417.9 million in assets as of October 31, 2009.

Roger E. King and Leah R. Bennett are primarily responsible for the day-to-day management of the Fund. Mr. King is the co-founder of the Adviser and serves as its Chairman, President, and Chief Investment Officer. Mr. King has been primarily responsible for the day-to-day management of the Fund since its inception and has been a co-manager since March 15, 2005. Ms. Bennett is Managing Director, portfolio manager, and securities analyst for the Adviser and has been a co-manager of the Fund since March 15, 2005.

The Fund pays the Adviser a management fee at an annual rate of 0.90% of the Fund’s average daily net assets. Under the terms of the Management Agreement, the Adviser provides investment advisory services to the Fund and although the Adviser is not required to pay any Fund expenses pursuant to that Agreement, it has contractually agreed to waive and/or reimburse certain Fund expenses. For the fiscal year ended October 31, 2009, the Adviser waived its entire advisory fee.

A discussion summarizing the basis on which the Board most recently approved the continuation of the Investment Advisory Agreement between the Trust and the Adviser with respect to the Fund is included in the Fund’s Semi-Annual Report for the period end ed April 30, 2009.

Other Service Providers

Atlantic Fund Administration, LLC (“Atlantic”) provides certain administration, portfolio accounting and transfer agency services to the Fund and the Trust and supplies certain officers to the Trust, including a Principal Executive Officer (“PEO”), Principal Financial Officer (“PFO”), Chief Compliance Officer (“CCO”) and an Anti-Money Laundering Compliance Officer (“AMLCO”), as well as additional compliance support functions.

Foreside Fund Services, LLC, the Trust’s principal underwriter (the “Distributor”), acts as the Trust’s Distributor in connection with the offering of the Funds’ shares. The Distributor may enter into arrangements with banks, broker-dealers and other financial institutions through which investors may purchase or redeem shares.

The Distributor is not affiliated with the Adviser or with Atlantic or their affiliates.

10

Fund Expenses

The Fund pays expenses out of its own assets. Expenses of each share class include that class’ own expenses as well as Trust expenses that are allocated among the Fund, its classes of shares and all other funds of the Trust. Certain service providers may waive all or any portion of their fees and reimburse certain expenses of the Fund. Any fee waiver or expense reimbursement increases investment performance of the Fund and/or its applicable share classes for the period during which the waiver or reimbursement is in effect and may not be recouped at a later date.

The Fund may also invest in such instruments at any time to maintain liquidity or pending selection of investments in accordance with its investment policies.

11

Your Account

How to Contact the Fund

Write to us at:

Fountainhead Special Value Fund
Attn: Transfer Agent
Atlantic Fund Administration, LLC
P.O. Box 588
Portland, Maine 04112

Overnight address:

Attn: Transfer Agent
Atlantic Fund Administration, LLC
Three Canal Plaza, Ground Floor
Portland, Maine 04101

Telephone us at:
(800) 868-9535 (toll free)

E-mail us at:
fountainheadfunds@atlanticfundadmin.com

Wire Investments to:
 Please contact the Transfer Agent at the toll free number above to obtain the ABA routing number and the account number for the Fund.

General Information

You may purchase or sell (redeem) the Fund’s shares on each weekday that the New York Stock Exchange (the “NYSE”) is open.

You may purchase or sell (redeem) Fund shares at the NAV minus any applicable redemption fee next calculated after the transfer agent receives your request in proper form (as described in this Prospectus on pages 11 through 16). For instance, if the transfer agent receives your purchase request in proper form after 4:00 p.m., Eastern Time, your transaction will be priced at the next business day’s NAV. The Fund cannot accept orders that request a particular day or price for the transaction or any other special conditions.

The Fund does not issue share certificates.

If you purchase shares directly from the Fund, you will receive quarterly statements from the Fund detailing balances and all transactions completed during the prior quarter and a confirmation of each transaction. Automatic reinvestments of distributions and systematic investments/withdrawals may be confirmed only by quarterly statements. You should verify the accuracy of all transactions in your account as soon as you receive your confirmation and quarterly statements.

The Fund reserves the right to waive minimum investment amounts and may temporarily suspend (during unusual market conditions) or discontinue any service or privilege, including systematic investments and withdrawals, wire redemption privileges and exchange privileges.

When and How NAV is Determined. The Fund calculates its NAV as of the close of trading on the NYSE (normally 4:00 p.m., Eastern Time) on each weekday except days when the NYSE is closed. The time at which the NAV is calculated may change in case of an emergency, if deemed appropriate by the Fund’s officers.

The NAV of the Fund class is determined by taking the market value of the total assets of the class, subtracting the liabilities of the class, and then dividing the result (net assets) by the number of outstanding shares of the Fund class. Since the Fund invests in securities that may trade on foreign securities markets on days other than a Fund business day, the value of the Fund’s portfolio may change on days on which shareholders will not be able to purchase or redeem Fund shares.

The Fund values securities for which market quotations are readily available at current market value other than certain short-term securities which are valued at amortized cost. Exchange traded securities for which market quotations are readily available are valued using the last reported sales price provided by independent pricing services as of the close of trading on the NYSE (normally 4:00 p.m. Eastern time) on the Fund business day. In the absence of sales, such securities are valued at the mean of the last bid and asked price. Non-exchange traded securities for which quotations are readily available are generally valued at the mean between the current bid and asked price. Fixed income

12

securities may be valued at prices supplied by the Fund’s pricing agent based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity. Investments in other open-end regulated investment companies are valued at their NAV.

Market quotations may not be readily available or may be unreliable if, among other things: (i) the exchange on which a security is principally traded closes early; (ii) trading in a security is halted during the day and does not resume prior to the time as of which the Fund calculates its NAV; or (iii) events occur after the close of the securities markets on which the Fund’s portfolio securities primarily trade but before the time as of which the Fund calculates its NAV. The Fund values securities at fair value pursuant to procedures adopted by the Board if market quotations are not readily available or the Adviser believes that the prices or values available are unreliable.

The Board has delegated fair value determinations to a Valuation Committee consisting of a member of the Board, the President or Treasurer, a representative of the Fund’s fund accountant and, if needed, a portfolio manager or a senior representative of the Adviser, when the Fund’s securities require fair valuation. Fair valuation may be based on subjective factors and, as a result, the fair value price of a security may differ from the security’s market price and may not be the price at which the security may be sold. Fair valuation could result in a different NAV than a NAV determined by using market quotations.

Fair value pricing is based on subjective factors. As a result, the fair value price for a security may differ from the security’s market price and may not be the price at which the security may be sold.

NYSE Holiday Schedule. The NYSE is open every week, Monday through Friday, except when the following holidays are celebrated: New Year’s Day, Martin Luther King, Jr. Day (the third Monday in January), President’s Day (the third Monday in February), Good Friday, Memorial Day (the last Monday in May), Independence Day, Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November), and Christmas Day. Exchange holidays schedules are subject to change without notice. The NYSE may close early on the day before each of these holidays and the day after Thanksgiving Day.

To the extent that the Fund’s portfolio investments trade in markets on days when the Fund is not open for business, the value of the Fund’s assets may vary on those days. In addition, trading in certain portfolio investments may not occur on the days the Fund is open for business because markets or exchanges other than the NYSE may be closed.

Transactions through Financial Intermediaries.  The Fund has authorized certain financial services companies, broker-dealers, banks and other agents, including the designees of such entities when approved by the Fund (collectively, “financial intermediaries”) to accept purchase, redemption and exchange orders on the Fund’s behalf. If you invest through a financial intermediary, the policies and fees of the intermediary may be different than the policies and fees of the Fund.  Among other things, financial intermediaries may charge transaction fees and may set different minimum investment restrictions or limitations on buying (selling) Fund shares.  You should consult a representative of your financial intermediary for more information.

Payments to Financial Intermediaries. The Fund and its affiliates (at their own expense) may pay compensation to such financial intermediaries for shareholder-related services and, if applicable, distribution-related services, including administrative, sub-transfer agency, recordkeeping and shareholder communication services. Fund Supermarkets are brokerage firms that provide access to funds in different fund families and are considered to be financial intermediaries. For example, compensation may be paid to make Fund shares available to sales representatives and/or customers of a fund

13

platform sponsor or similar program sponsor or for services provided in connection with such platforms and programs.

The amount of compensation paid to different financial intermediaries may differ. The compensation paid to a financial intermediary may be based on a variety of factors, including average assets under management in accounts distributed and/or serviced by the financial intermediary, gross sales by the financial intermediary and/or the number of accounts serviced by the financial intermediary that invest in the Fund. To the extent that the Fund pays (a portion) of such compensation, it is designed to compensate the financial intermediary for providing services that would otherwise be provided by the Fund or its transfer agent. To the extent a Fund affiliate pays such compensation, it would likely include amounts from that affiliate’s own resources and constitute what is sometimes referred to as “revenue sharing.”

Compensation received by a financial intermediary from the Adviser or another Fund affiliate may include payments for marketing and/or training expenses incurred by the financial intermediary, including expenses incurred by the financial intermediary in educating (itself and) its salespersons with respect to Fund shares. For example, such compensation may include reimbursements for expenses incurred in attending educational seminars regarding the Fund, including travel and lodging expenses. It may also cover costs incurred by financial intermediaries in connection with their efforts to sell Fund shares, including costs incurred compensating (registered) sales representatives and preparing, printing and distributing sales literature.

Any compensation received by a financial intermediary, whether from the Fund or its affiliate(s), and the prospect of receiving it may provide the financial intermediary with an incentive to recommend the shares of the Fund, or a certain class of shares of the Fund, over other potential investments. Similarly, the compensation may cause financial intermediaries to elevate the prominence of the Fund within its organization by, for example, placing it on a list of preferred funds.

Anti-Money Laundering Program. Customer identification and verification are part of the Fund’s overall obligation to deter money laundering under Federal Law. The Trust has adopted an Anti-Money Laundering Program designed to prevent the Fund from being used for money laundering or the financing of terrorist activities. In this regard, the Fund reserves the right, to the extent permitted by law, (i) to refuse, cancel or rescind any purchase order or (ii) to freeze any account and/or suspend account services. These actions will be taken when, at the sole discretion of Trust management, they are deemed to be in the best interest of the Fund or in cases when the Fund is requested or compelled to do so by governmental or law enforcement authority or applicable law. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.

Disclosure of Portfolio Holdings. A description of each Fund’s policies and procedures with respect to the disclosure of portfolio securities is available in the Fund’s SAI and on the Fund’s website.

Buying Shares

How to Make Payments. Unless purchased through a third-party financial institution, all investments must be made by check, ACH, or wire. All checks must be made payable in U.S. dollars and drawn on U.S. financial institutions. In the absence of the granting of an exception consistent with the Trust’s anti-money laundering procedures adopted on behalf of the Fund , the Fund does not accept purchases made by credit card check, starter check, cash, or cash equivalents (for instance, you may not pay by money order, bank draft, cashier’s check or traveler’s check). The Fund and the Adviser also reserve the right to accept in-kind contributions of securities in exchange for shares of the Fund.

14

Checks. Checks must be made payable to  “Fountainhead Special Value Fund.” For individual, sole proprietorship, joint, Uniform Gift to Minors Act (“UGMA”) and Uniform Transfer to Minors Act (“UTMA”) accounts, checks may be made payable to one or more owners of the account and endorsed to “Fountainhead Special Value Fund.” For all other accounts, the check must be made payable on its face to “Fountainhead Special Value Fund.” A $20 charge may be imposed on any returned checks.

ACH. Refers to the “Automated Clearing House” System maintained by the Federal Reserve Bank, which allows financial institutions to process checks, transfer funds, and perform other tasks. Your financial institution may charge you a fee for this service.

Wires. Instruct your U.S. financial institution with whom you have an account to make a Federal Funds wire payment to us. Your financial institution may charge you a fee for this service.

Minimum Investments. The Fund accepts investments in the following minimum amounts:

	Minimum Initial Investment	Minimum Additional Investment
Standard Accounts	$5,000	$1,000
Traditional and Roth IRA Accounts	$2,000	$1,000

The Fund reserves the right to waive minimum investment amounts, if deemed appropriate by Fund officers.

Account Requirements

Type of Account	Requirement
Individual, Sole Proprietorship, and Joint Accounts Individual and sole proprietorship accounts are owned by one person. Joint accounts have two or more owners (tenants)	•Instructions must be signed by all persons required to sign exactly as their names appear on the account
Gifts or Transfers to a Minor (UGMA, UTMA) These custodial accounts provide a way to give money to a child and obtain tax benefits	•Depending on state laws, you can set up a custodial account under the UGMA or the UTMA •The custodian must sign instructions in a manner indicating custodial capacity

Corporations/Other
•The entity should submit a certified copy of its articles of incorporation (or a government-issued business license or other document that reflects the existence of the entity) and corporate resolution or a secretary’s certificate.

Trusts	•The trust must be established before an account can be opened •Provide the first and signature pages from the trust document identifying the trustees

15

Account Application and Customer Identity Verification.   To help the government fight the funding of terrorism and money laundering activities, Federal law requires financial institutions to obtain, verify and record information that identifies each person who opens an account.

When you open an account, the Fund will ask for your first and last name, tax identification number, physical street address, date of birth, and other information or documents that will allow the Fund to identify you.

If you do not supply the required information, the Fund will attempt to contact you or, if applicable, your financial advisor. If the Fund cannot obtain the required information within a timeframe established in its sole discretion, your application will be rejected.

When your application is in proper form and includes all required information, your application will normally be accepted and your order will be processed at the NAV next calculated after receipt of your application and investment amount. Once your application is accepted, the Fund will attempt to verify your identity using information you have supplied and other information about you that is available from third parties, including information available in public and private databases such as consumer reports from credit reporting agencies.

The Fund will try to verify your identity within a timeframe established in its sole discretion. If the Fund cannot do so, the Fund reserves the right to redeem your investment at the next NAV calculated after the Fund decides to close your account. If your account is closed, you may be subject to a gain or loss on Fund shares and will be subject to any related taxes and will not be able to recoup any redemption fees assessed. If the Fund has not yet collected payment for the shares you are selling, it may delay sending redemption proceeds until such payment is received, which may be up to 15 calendar days.

Policy on Prohibition on Foreign Shareholders. The Fund requires that all shareholders be U.S. persons with a valid U.S. Taxpayer Identification Number to open an account with the Fund.

Frequent Trading Frequent trading by a Fund’s shareholders poses risks to other shareholders in the Fund, including (i) the dilution of the Fund’s NAV, (ii) an increase in the Fund’s expenses, and (iii) interference with the portfolio manager’s ability to execute efficient investment strategies. Because the Fund invests primarily in equity securities of domestic companies with long-term growth characteristics, its portfolio generally has not been attractive to frequent traders or susceptible to market timing. Accordingly, the Board has adopted a policy of not monitoring for frequent purchases and redemptions of the Fund shares.

16

Investment Procedures
How to Open an Account	How to Add to Your Account
Through a Financial Institution
        ▪ Contact your  financial institution  using the method that is most convenient for you.
By Check
•Call or write us for an account application
•Complete the application (and other required documents, if applicable)
•Mail us your application (and other required documents, if applicable) and a check

Through a Financial Institution
  ▪ Contact your financial institution using the method that is most convenient for you.
By Check
•Fill out an investment slip from a confirmation or write us a letter
•Write your account number on your check
•Mail us the slip (or your letter) and the check

By Wire
•Call or write us for an account application
•Complete the application (and other required documents, if applicable)
•Call us to fax the completed application (and other required documents, if applicable) and we will assign you an account number
•Mail us your original application (and other required documents, if applicable)
•Instruct your financial institution to wire your money to us
By Wire •Instruct your financial institution to wire your money to us
By ACH Payment
•Call or write us for an account application (see “How to Contact the Fund” on page 12 ).
•Complete the application (and other required documents, if applicable)
•Call us to fax the completed application (and other required documents, if applicable) and we will assign you an account number
•Mail us your original application (and other required documents, if applicable)
•We will electronically debit your purchase proceeds from your selected financial institution account
•    Purchases are limited to $25,000 per day

By ACH Payment

•    Call to request a purchase by ACH payment
•    We will electronically debit your purchase proceeds from the financial institution account identified on your account application
•    Purchases are limited to $25,000 per day

Systematic Investments.   You may establish a systematic investment plan to automatically invest a specific amount of money (up to $25,000 per day) into your account on a specified day and frequency not to exceed two investments per month. Payments for systematic investments are automatically debited from your designated savings or checking account via ACH. Systematic investments must be for at least $1000 per occurrence.

Canceled or Failed Payments. The Fund accepts checks and ACH transfers at full value subject to collection.  If the Fund does not receive your payment for shares or you pay with a check or ACH transfer that does not clear, your purchase will be canceled within two business days of notification from your bank that you funds did not clear.  You will be responsible for any actual losses or expenses

17

incurred by the Fund or the transfer agent, and the Fund may redeem shares you own in the account (or another identically registered account that you maintain with the transfer agent) as reimbursement.  The fund and its agents have the right to reject or cancel any purchase due to nonpayment.

Selling Shares

Your shares will be redeemed at the NAV next calculated after receipt of your redemption order, subject to the deduction of redemption fees. The Fund processes redemption orders received in good order promptly. Under normal circumstances, the Fund will send redemption proceeds to you within a week. If the Fund has not yet collected payment for the shares you are selling, it may delay processing redemption requests until i t receives payment, which may be up to 15 calendar days from the date of purchase.

How to Sell Shares from Your Account
Through a Financial Adviser
 ▪ Contact your adviser using the method that is most convenient for you.

By Mail
•Prepare a written request including:
•Your name(s) and signature(s)
•Your account number
•The Fund name
•The dollar amount or number of shares you want to sell
•How and where to send the redemption proceeds
•Obtain a signature guarantee (if required)(See “Signature Guarantee Requirements” on page 19 )
•Obtain other documentation (if required) (See “Wire Redemption Privileges” on page 19 )
•Mail us your request and documentation

By Telephone
•Call us with your request (unless you declined telephone redemption privileges on your account application)
•Provide the following information:
•Your account number
•Exact name(s) in which the account is registered
•Additional form of identification
•Redemption proceeds will be:
•Mailed to you or
•Electronically credited to your account at the financial institution identified on your account application (unless you declined wire or ACH redemption privileges on your account application) (See “By Wire or ACH”)

Systematically

 •Complete the systematic withdrawal section of the application
 •Attach a voided check to your application
 •Mail us your completed application
 •Redemption proceeds will be electronically credited to your account at the financial institution identified on your account application

18

Wire or ACH Redemption Privileges. You may redeem your shares by wire unless you declined wire redemption privileges on your account application.  The minimum amount that may be redeemed by wire is $5,000.
Telephone Redemption Privileges. You may redeem your shares by telephone unless you declined telephone redemption privileges on your account application.  You may be responsible for any unauthorized telephone order as long as the transfer agent takes reasonable measures to verify that the order is genuine.  Telephone redemption orders may be difficult to complete during periods of significant economic or market activity.  If you are not able to reach the Fund by telephone, you may mail us your redemption order.

Systematic Withdrawals. You may establish a systematic withdrawal plan to automatically redeem a specified amount of money or shares from your account on a specified day and frequency not to exceed one withdrawal per month. These payments are sent from your account by check to your address of record, or, if you so designate, to your bank account by ACH payment .

Signature Guarantee Requirements. To protect you and the Fund against fraud, signatures on certain requests must have a “Medallion signature guarantee.” A Medallion Signature Guarantee verifies the authenticity of your signature. You can obtain a Medallion Signature Guarantee from most banking institutions or securities brokers, but not from a notary public. The transfer agent will need written instructions signed by all registered shareholders with a Medallion Signature Guarantee for each shareholder for any of the following:

• Written requests to redeem $100,000 or more
• Changes to a shareholder’s record name or account registration
• Paying redemption proceeds from an account for which the address has changed within the last 30 days
• Sending redemption and distribution proceeds to any person, address or financial institution account not on record
•	Sending redemption and distribution proceeds to an account with a different registration (name or ownership) from your account
•	Adding or changing ACH or wire instructions, telephone redemption or exchange options, or any other election in connection with your account

The transfer agent reserves the right to require Medallion Signature Guarantees on all redemptions.

Redemption Fee. The Fund is subject to a redemption fee of 1.00% of the current NAV of shares redeemed within 180 days from the date of purchase. The fee is charged for the benefit of the Fund’s remaining shareholders and will be paid to the Fund to help offset transaction costs. To calculate redemption fees, the Fund uses the first-in, first-out (“FIFO”) method to determine the holding period. Under this method, the date of the redemption is compared with the earliest purchase date of shares held in the account.

The Fund reserves the right to waive redemption fees, withdraw exceptions, or otherwise modify the terms of or terminate the redemption fee at its discretion at any time, to the extent permitted by law.

There are limited exceptions to the imposition of the redemption fee. The following redemptions are exempt from application of the redemption fee:

•	Redemptions in a deceased shareholder account if such an account is registered in the deceased’s name

19

•	Redemptions in the account of a disabled individual (disability of the shareholder as determined by the Social Security Administration)

•	Redemptions of shares purchased through a dividend reinvestment program

•	Redemptions pursuant to a systematic withdrawal plan

•	Redemptions in a qualified retirement plan under section 401(a) of the Internal Revenue Code (“IRC”) or a plan operating consistent with Section 403(b) of the IRC.

If a financial institution that maintains an account with the transfer agent for the benefit of its customer accounts agrees in writing to assess and collect redemption fees for the Fund from applicable customer accounts, no redemption fees will be charged directly to the financial institution’s account by the Fund. Certain financial institutions that collect a redemption fee on behalf of the Fund may not be able to assess a redemption fee under certain circumstances due to operational limitations (i.e., on Fund shares transferred to the financial institution and subsequently liquidated). Customers purchasing shares through a financial institution should contact the institution or refer to the customer’s account agreement or plan document for information about how the redemption fee for transactions for the financial institution’s account or the customer’s account is treated and about the availability of exceptions to the imposition of the redemption fee.

Small Accounts. If the value of your account falls below $2,000, the Fund may ask you to increase your balance. If the account value is still below $2,000 after 60 days, the Fund retains the rights to close your account and send you the proceeds. The Fund will not close your account if it falls below these amounts solely as a result of Fund performance.

Redemptions in Kind. Pursuant to an election filed with the Securities and Exchange Commission (the “SEC”), the Fund reserves the right to pay redemption proceeds in portfolio securities rather than in cash.  To the extent that a Fund shareholder redeems its Fund holdings in kind, the shareholder assumes any risk of the market price of such securities fluctuating.  In addition, the shareholder will bear any brokerage and related costs in disposing of or selling the portfolio securities it receives from the Fund.  Please see the Statement of Additional Information for more detail on redemptions in kind.

Lost Accounts.The transfer agent will consider your account “lost” if correspondence to your address of record is returned as undeliverable on two consecutive occasions, unless the transfer agent determines your new address.  When an account is “lost,” all distributions on the account will be reinvested in additional Fund shares.  In addition, the amount of any outstanding (unpaid for six months or more) checks that have been returned to the transfer agent may be reinvested at the then-current NAV and the checks will be canceled.  However, checks will not be reinvested into accounts with a zero balance, but will be held in an account until the transfer agent locates you or escheats the funds to the state of your last known address.

Retirement Accounts. You may invest in Fund shares through an IRA account, including traditional and Roth IRAs also known as “Qualified Retirement Accounts.” The Fund may also be appropriate for other retirement plans. Before investing in any IRA or other retirement plan, you should consult your tax adviser. Whenever making an investment in an IRA, be sure to indicate the year in which the contribution is made.

20

Other Information

Distributions

The Fund declares dividends from net investment income and pays those dividends quarterly. Any net capital gain realized by the Fund will be distributed at least annually.

Most investors have their dividends reinvested in additional shares of the same class of a fund. If you choose this option, or if you do not indicate any choice, your dividends will be reinvested. Alternatively, you may choose to have your dividends and gain distributions mailed to you or sent directly to your bank account. If you do not elect to have the proceeds reinvested, and the dividend or gain distribution amount is less than $10, your proceeds will be automatically reinvested. If five or more of your dividend or capital gains checks remain uncashed after 180 days, all subsequent dividends and gain distributions may be reinvested. For Federal income tax purposes, distributions are treated the same whether they are received in cash or reinvested.

Taxes

The Fund operates in a manner such that it will not be liable for Federal income or excise taxes.

You will generally be taxed on the Fund’s distributions, regardless of whether you reinvest them or receive them in cash. The Fund’s distributions of net investment income (including short-term capital gain) are taxable to you as ordinary income. A portion of the dividends paid by the Fund may be eligible for the dividends-received deduction for corporate shareholders. The Fund’s distributions of long-term capital gain (if any), are taxable to you as long-term capital gain, regardless of how long you have held your shares. Distributions may also be subject to state and local taxes.

A portion of the Fund’s distributions may be treated as “qualified dividend income,” taxable to non-corporate U.S. Shareholders at a maximum Federal income tax rate of 15% (0% for non-corporate holders in lower tax brackets) through 2010. A distribution is treated as qualified dividend income to the extent that the Fund receives dividend income from taxable domestic corporations and certain qualified foreign corporations, provided that the holding period and other requirements are met by the Fund and the shareholder.

All distributions reduce the NAV of the fund’s shares by the amount of the distribution. If you purchase shares prior to these distributions, you are taxed on the distribution even though the distribution represents a return of your investment.

The sale or exchange of Fund shares is a taxable transaction for Federal income purposes. You will recognize a gain or loss on such transactions equal to the difference, if any, between the amount of your net sales proceeds and your tax basis in the Fund shares. Such gain or loss will be capital gain or loss if you held your Fund shares as capital assets. Any capital gain or loss will be treated as long-term capital gain or loss if you held the Fund shares for more than one year at the time of the sale or exchange.

The Fund may be required to withhold Federal income tax at the Federal backup withholding rate on all taxable distributions and redemption proceeds otherwise payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax. Rather, any amounts withheld may be credited against your Federal income tax liability once you provide the required information or certification.

21

The Fund will mail you reports containing information about the income tax status of distributions paid during the year after December 31 of each year. For further information about the tax effects of investing in the Fund, including state and local tax matters, please see the SAI and consult your tax adviser.

Organization

The Trust is a Delaware statutory trust. The Fund does not expect to hold shareholders’ meetings unless required by Federal or Delaware law. Shareholders of each series of the Trust are entitled to vote at shareholders’ meetings unless a matter relates only to specific series (such as approval of an advisory agreement for the Fund). From time to time, large shareholders may control the Fund or the Trust.

22

Financial Highlights

The financial highlights are intended to help you understand the financial performance of the Fund for the past five years. Certain information reflects financial results for a single Fund share. The total return in the table represents the rate that an investor would have earned (or lost) on an investment in the Fund, assuming the reinvestment of all dividends and distributions. The information for fiscal year ended October 31, 2009, has been audited by BBD, LLP (formerly Briggs, Bunting & Dougherty, LLP) , an independent registered public accounting firm, whose report, along with the Fund’s financial statements, are included in the annual report, which is available upon request at no charge. The information for the fiscal years ended October 31, 2005 to October 31, 2008, were audited by Deloitte LLP the F und ’ s previous independent registered public accounting firm.

These financial highlights reflect selected data for shares outstanding of the Fund throughout each period.

Year Ended October 31,

	2009	2008	2007	2006	2005
Net Asset Value, Beginning of	$12.73	$22.57	$22.35	$19.71	$17.52

Investment Operations
Net investment income (loss)( a)	(0.15)	(0.16)	(0.21)	(0.18)	0.03
Net realized and unrealized gain (loss) on investments	2.26	-9.27	0.43	2.85	2.15

Total from Investment Operations	2.11	-9.43	0.22	2.67	2.18

Distributions to Shareholders From
Net investment income	–	–	–	-0.03	–
Net realized gain on investments	--	-0.41	--	--	--
Total Distributions to Shareholders	--	-0.41	--	-0.03	--

Redemption Fee(a)	– (b)	– (b)	– (b)	– (b)	0.01
Net Asset Value, End of Period	$14.84	$12.73	$22.57	$22.35	$19.71

Total Return	16.58%	-42.45%	0.98%	13.54%	12.50%
Ratios/Supplementary Data
Net Assets at End of Period (000s omitted)	$7,822	$7,728	$16,482	$16,928	$16,645

Ratios to Average Net Assets:
Net expenses	1.67%	1.50%	1.50%	1.50%	1.50%
Gross expenses(c)	4.50%	3.18%	2.27%	2.25%	2.19%
(a)	Calculated based on average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share.
(c)	Reflects the expense ratio excluding any fee waivers and/or expense reimbursements.

23

KING

Annual/Semi-Annual Reports
Additional information about the Fund’s investments is available in the Fund’s annual/semi-annual reports to shareholders. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

Statement of Additional Information (“SAI”)
The SAI provides more detailed information about the Fund and is incorporated by reference into, and is legally part of, this Prospectus.

Contacting the Fund
You can get free copies of the annual/semi-annual reports, the prospectus, the SAI, request other information, and discuss your questions about the Fund by contacting the Fund at:

Fountainhead Special Value Fund
Attn: Transfer Agent
P.O. Box 588
Portland, Maine 04112
(800) 868-9535 (Toll Free)

Overnight Address:
Fountainhead Special Value Fund
Attn: Transfer Agent
Three Canal Plaza, Ground Floor
Portland, Maine 04101
http://www.kingadvisors.com

Securities and Exchange Commission Information
You can also review the Fund’s annual/semi-annual reports, the prospectus, the SAI and other information about the Fund at the Public Reference Room of the Securities and Exchange Commission (“SEC”). The scheduled hours of operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090. You can get copies of this information, for a fee, by e-mailing or writing to:

Public Reference Room
Securities and Exchange Commission
Washington, D.C. 20549-0102
Email address: publicinfo@sec.gov

Fund information, including copies of the annual/semi-annual reports and the SAI, is available in the EDGAR database on the SEC’s Web site at www.sec.gov.

Distributor
Foreside Fund Services, LLC
http://www.foreside.com

Investment Company Act File No. 811-03023

STATEMENT OF ADDITIONAL INFORMATION

March 1, 2010

Fountainhead Special Value Fund
(KINGX)

Investment Adviser:

King Investment Advisors, Inc.
1980 Post Oak Boulevard, Suite 2400
Houston, Texas 77056-3898

Account Information and Shareholder Services:

Fountainhead Special Value Fund
Attn: Transfer Agent
P.O. Box 588
Portland, Maine 04112
(800) 868-9535 (toll free)
www.kingadvisors.com

This Statement of Additional Information (the “SAI”) supplements the Prospectus dated March 1, 2010, as may be amended from time to time, offering shares of Fountainhead Special Value Fund (the “Fund”), a separate portfolio of Forum Funds, a registered, open-end management investment company (the “Trust”). This SAI is not a prospectus and should only be read in conjunction with the Prospectus. You may obtain the Prospectus without charge by contacting Atlantic Fund Administration, LLC at the address or telephone number listed above. You may also obtain the Prospectus on the Fund’s website listed above.

Financial Statements for the Fund for the fiscal year ended October 31, 2009, included in the Annual Report to shareholders, are incorporated into this SAI by reference. Copies of the Annual Report may be obtained, without charge, upon request by contacting Atlantic Fund Administration, LLC at the address, telephone number or website listed above.

Table of Contents

Glossary	1

Investment Policies and Risks	3

Investment Limitations	12

Management	14

Portfolio Transactions	21

Purchase and Redemption Information	23

Taxation	25

Other Matters	29

Appendix A – Description of Securities Ratings	A-1

Appendix B – Miscellaneous Tables	B-1

Appendix C – Proxy Voting Procedures	C-1

Glossary

As used in this SAI, the following terms have the meanings listed.

“Accountant” means Atlantic.

“Administrator” means Atlantic.

“Adviser” means King Investment Advisors, Inc.

“Atlantic” means Atlantic Fund Administration, LLC.

“Board” means the Board of Trustees of the Trust.

“CFTC” means Commodities Future Trading Commission.

 “Code” means the Internal Revenue Code of 1986, as amended, the rules thereunder, IRS interpretations, or similar authority upon which the Fund may rely.

“Custodian” means Union Bank, N.A.

“Distributor” means Foreside Fund Services, LLC.

“Fitch” means Fitch Ratings.

“Fund” means Fountainhead Special Value Fund.

“Independent Trustee” means a Trustee that is not an “interested person” of the Trust, as that term is defined in Section 2(a)(19) of the 1940 Act.

“IRS” means the U.S. Internal Revenue Service.

“Moody’s” means Moody’s Investors Service, Inc.

“NAV” means net asset value per share.

“NRSRO” means a nationally recognized statistical rating organization.

“NYSE” means New York Stock Exchange.

“SAI” means this Statement of Additional Information.

“SEC” means the U.S. Securities and Exchange Commission.

“S&P” means Standard & Poor’s Corporation, a division of the McGraw Hill Companies.

“Transfer Agent” means Atlantic Shareholder Services, LLC.

“Trust” means Forum Funds, a Delaware statutory trust.

“U.S.” means United States

“U.S. Government Securities” means obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

“1933 Act” means the Securities Act of 1933, as amended and including rules and resolutions as promulgated thereunder.

“1934 Act” means the Securities Exchange Act of 1934, as amended, and including rules and regulations as promulgated thereunder.

“1940 Act” means the Investment Company Act of 1940, as amended and including rules, and regulations and SEC interpretations and any exemptive orders or interpretive relief thereunder.

Investment Policies and Risks

The Fund is a diversified series of the Trust. This section provides additional information regarding common stock investments as well as information pertaining to other investment vehicles in which the Fund may invest on a more limited basis. Please see the Prospectus for a discussion of the principal policies and risks of investing in the Fund.

The greatest risk of investing in a mutual fund is that its returns will fluctuate and you could lose money. Recent events in the financial sector have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets. Both domestic and foreign equity markets could experience increased volatility and turmoil, with issuers that have exposure to the real estate, mortgage and credit markets particularly affected, and it is uncertain whether or for how long these conditions could continue. The U.S. Government has already taken a number of unprecedented actions to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and, in some cases, a lack of liquidity. Reduced liquidity in equity, credit and fixed-income markets may adversely affect many issuers worldwide. This reduced liquidity may result in less money being available to purchase raw materials, goods and services from emerging markets, which may, in turn, bring down the prices of these economic staples. It may also result in emerging market issuers having more difficulty obtaining financing, which may, in turn, cause a decline in their stock prices. These events and possible continued market turbulence may have an adverse effect on the Fund.

Security Ratings Information

The Fund’s investments in convertible securities are subject to the credit risk relating to the financial condition of the issuers of the securities that the Fund holds. To limit credit risk, the Fund may only invest in: (1) convertible and other debt securities that are rated “Baa” or higher by Moody’s or “BBB” or higher by S&P at the time of purchase; and (2) preferred stock rated “Baa” or higher by Moody’s or “BBB” or higher by S&P at the time of purchase. The Fund may purchase unrated convertible securities if, at the time of purchase, the Adviser believes that they are of comparable quality to rated securities that the Fund may purchase. Unrated securities may not be as actively traded as rated securities.

Moody’s, S&P and other NRSROs are private services that provide ratings of the credit quality of debt obligations, including convertible securities. A description of the range of ratings assigned to various types of bonds and other securities by several NRSROs is included in Appendix A to this SAI. The Fund may use these ratings to determine whether to purchase, sell, or hold a security. The Fund may retain securities whose rating has been lowered below the lowest permissible rating category (or that are unrated and determined by the Adviser to be of comparable quality to securities whose rating has been lowered below the lowest permissible rating category) if the Adviser determines that retaining such security is in the best interests of the Fund. Because a downgrade often results in a reduction in the market price of the security, sale of a downgraded security may result in a loss. To the extent that the ratings given by an NRSRO may change as a result of changes in such NRSRO or their rating systems, the Adviser will attempt to substitute comparable ratings. Credit ratings attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Ratings are general and are not absolute standards of quality. The rating of an issuer is a rating agency’s view of potential developments related to the issuer and may not necessarily reflect actual outcomes. Also, rating agencies may fail to make timely changes in credit ratings. An issuer’s current financial condition may be better or worse than a rating indicates.

Equity Securities

Common and Preferred Stock.

General. Common stock represents an equity (ownership) interest in a company, and usually possesses voting rights and earns dividends. Dividends on common stock are not fixed but are declared at the discretion of the issuer. Common stock generally represents the riskiest investment in a company. In addition, common stock generally has the greatest appreciation and depreciation potential because increases and decreases in earnings are usually reflected in a company’s common stock price.

Preferred stock is a class of stock having a preference over common stock as to the payment of dividends or the recovery of investment should a company be liquidated, or both, although preferred stock is usually junior to the debt securities of the issuer. Preferred stock typically does not possess voting rights and its market value may change based on changes in interest rates.

Risks. The fundamental risk of investing in common and preferred stock is the risk that the value of the stock might decrease. Stock values fluctuate in response to the activities of an individual company or in response to general market and/or economic conditions. Historically, common stocks have provided greater long-term returns and have entailed greater short-term risks than preferred stocks, fixed-income and money market investments. The market value of all securities, including common and preferred stocks, is based upon the market’s perception of value and not necessarily the book value of an issuer or other objective measures of a company’s worth. If you invest in the Fund, you should be willing to accept the risks of the stock market and should consider an investment in the Fund only as a part of your overall investment portfolio.

Convertible Securities

General. Convertible securities include debt securities, preferred stock or other securities that may be converted into or exchanged for a given amount of common stock of the same or a different issuer during a specified period and at a specified price in the future. A convertible security entitles the holder to receive interest on debt or the dividend on preferred stock until the convertible security matures or is redeemed, converted or exchanged.

Convertible securities rank senior to common stock in a company’s capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities have unique investment characteristics in that they generally: (1) have higher yields than the underlying common stocks, but lower yields than comparable non-convertible securities; (2) are less subject to fluctuation in value than the underlying common stocks since they have fixed-income characteristics; and (3) provide the potential for capital appreciation if the market price of the underlying common stock increases.

A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.

Risks. Investment in convertible securities generally entails less risk than an investment in the issuer’s common stock. Convertible securities are typically issued by smaller capitalized companies whose stock price may be volatile. Therefore, the price of a convertible security may reflect variations in the price of the underlying common stock in a way that nonconvertible debt does not. The extent to which such risk is reduced, however, depends in large measure upon the degree to which the convertible security sells above its value as a fixed-income security.

The Fund may retain securities whose rating has been lowered below the lowest permissible rating category (or that are unrated and determined by the Adviser to be of comparable quality to securities whose rating has been lowered below the lowest permissible rating category) if the Adviser determines that retaining such security is in the best interests of the Fund. Because a downgrade often results in a reduction in the market price of the security, sale of a downgraded security may result in a loss.

Warrants and Rights

General. Warrants are securities, typically issued with preferred stock or bonds, that give the holder the right to purchase a given number of shares of common stock at a specified price and time. The price usually represents a premium over the applicable market value of the common stock at the time of the warrant’s issuance. Warrants have no voting rights with respect to the common stock, receive no dividends and have no rights with respect to the assets of the issuer. The Fund will limit its purchases of warrants to not more than 5% of the value of its net assets. The Fund may also invest up to 5% of its net assets in stock rights. A stock right is an option given to a shareholder to buy additional shares at a predetermined price during a specified time.

Risks. Investments in warrants involve certain risks, including the possible lack of a liquid market for the resale of the warrants, potential price fluctuations due to adverse market conditions or other factors and failure of the price of the common stock to rise. If the warrant is not exercised within the specified time period, it becomes worthless.

Depositary Receipts

General. The Fund may invest in sponsored and unsponsored American Depositary Receipts (“ADRs”). ADRs typically are issued by a U.S. bank or trust company, evidence ownership of underlying securities issued by a foreign company and are designed for use in U.S. securities markets. The Fund may invest in depositary receipts in order to obtain exposure to foreign securities markets. The Fund has no present intention to invest in unsponsored ADRs.

Risks. Unsponsored depositary receipts may be created without the participation of the foreign issuer. Holders of these receipts generally bear all of the costs of the depositary receipt facility, whereas foreign issuers typically bear certain costs in a sponsored depositary receipt. The bank or trust company depository of an unsponsored depositary receipt may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. Accordingly, available information concerning the issuer may not be current and the prices of unsponsored depositary receipts may be more volatile than the prices of sponsored depositary receipts.

Foreign Securities

General. The Fund may invest up to 15% of its net assets in foreign securities, including common stock, preferred stock and common stock equivalents issued by foreign companies, as well as foreign fixed-income securities. Foreign fixed-income securities include corporate debt obligations issued by foreign companies and debt obligations of foreign governments or international organizations. Foreign government obligations may or may not be backed by the national government’s full faith and credit and general taxing powers. Foreign fixed-income securities may also include floating and variable rate obligations, Yankee dollar obligations (U.S. dollar denominated obligations issued by foreign companies and traded on U.S. markets) and Eurodollar obligations (U.S. dollar denominated obligations issued by foreign companies and traded on foreign markets).

Risks. Investments in the securities of foreign issuers may involve risks in addition to those normally associated with investments in the securities of U.S. issuers. All foreign investments are subject to risks of: (1) foreign political and economic instability; (2) adverse movements in foreign exchange rates; (3) the imposition or tightening of exchange controls or other limitations on repatriation of foreign capital; and (4) changes in foreign governmental attitudes towards private investment, including potential nationalization, increased taxation or confiscation of the Fund’s assets.

In addition, dividends payable on foreign securities may be subject to foreign withholding taxes, thereby reducing the income available for distribution to you. Some foreign brokerage commissions and custody fees are higher than those in the United States. Foreign accounting, auditing and financial reporting standards differ from those in the United States and, therefore, less information may be available about foreign companies than is available about issuers of comparable U.S. companies. Foreign securities also may trade less frequently and with lower volume and may exhibit greater price volatility than U.S. securities.

Changes in foreign exchange rates will affect the U.S. dollar value of all foreign currency-denominated securities held by the Fund. Exchange rates are influenced generally by the forces of supply and demand in the foreign currency markets and by numerous other political and economic events occurring outside the United States, many of which may be difficult, if not impossible, to predict.

Income from foreign securities will be received and realized in foreign currencies and the Fund is required to compute and distribute income in U.S. dollars. Accordingly, a decline in the value of a particular foreign currency against the U.S. dollar after the Fund’s income has been earned and computed in U.S. dollars may require the Fund to liquidate portfolio securities to acquire sufficient U.S. dollars to make a distribution. Similarly, if the exchange rate declines between the time the Fund incurs expenses in U.S. dollars and the time such expenses are paid, the Fund may be required to liquidate additional foreign securities to purchase the U.S. dollars required to meet such expenses.

Debt Securities

U.S. Government Securities The Fund may invest in U.S. Government Securities. U.S. Government Securities include securities issued by the U.S. Treasury and by U.S. Government agencies and instrumentalities. U.S. Government Securities may be supported by the full faith and credit of the United States (such as mortgage-backed securities and certificates of the Government National Mortgage Association and securities of the Small Business Administration); by the right of the issuer to borrow from the U.S. Treasury (for example, Federal Home Loan Bank securities); by the discretionary authority of the U.S. Treasury to lend to the issuer (for example, Fannie Mae (formerly the Federal National Mortgage Association) securities); or solely by the creditworthiness of the issuer (for example, Federal Home Loan Mortgage Corporation securities).

U.S. Government Securities not backed by the full faith and credit of the United States must look principally to the agency or instrumentality issuing the obligation for repayment and may not be able to assert a claim against the United States in the event that the agency or instrumentality does not meet its commitment. No assurance can be given that the U.S. Government would provide support if it were not obligated to do so by law. Neither the U.S. Government nor any of its agencies or instrumentalities guarantees the market value of the securities they issue.

On September 7, 2008, Fannie Mae and Freddie Mac were placed under the conservatorship of the Federal Housing Finance Agency to attempt to provide stability in the financial markets, mortgage availability and taxpayer protection by seeking to preserve Fannie Mae and Freddie Mac’s assets and property and to put Fannie Mae and Freddie Mac in a sound and solvent condition. Under conservatorship, the U.S. Treasury will receive senior preferred equity shares and warrants to ensure that Fannie Mae and Freddie Mac maintain a positive net worth.

Further, the U.S. Treasury has established a new secured lending credit facility that will be available to Fannie Mae and Freddie Mac to assist the entities in funding their regular business activities in the capital markets until December

31, 2009. Also, the U.S. Treasury has initiated a program to purchase Fannie Mae and Freddie Mac mortgage-backed securities through December 31, 2009 to aid mortgage affordability.

Corporate Debt Securities

General. Corporate debt obligations include corporate bonds, debentures, notes, commercial paper and other similar corporate debt instruments. Companies use these instruments to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and must repay the amount borrowed at maturity. Commercial paper (short-term unsecured promissory notes) is issued by companies to finance their current obligations and normally has a maturity of less than nine months.

Interest Risk. The market value of the interest-bearing fixed-income securities held by the Fund will be affected by changes in interest rates. There is normally an inverse relationship between the market value of securities sensitive to prevailing interest rates and actual changes in interest rates. The longer the remaining maturity (and duration) of a security, the more sensitive the security is to changes in interest rates. All fixed-income securities, including U.S. Government Securities, can change in value when there is a change in interest rates. In addition, certain fixed-income securities may be subject to extension risk, which refers to the change in total return on a security resulting from an extension or abbreviation of the security’s maturity.

Yields on fixed-income securities are dependent on a variety of factors, including the general conditions of the fixed-income securities markets, the size of a particular offering, the maturity of the obligation and the rating of the issue. Fixed-income securities with longer maturities tend to produce higher yields and are generally subject to greater price movements than obligations with shorter maturities.

The issuers of fixed-income securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors that may restrict the ability of the issuer to pay, when due, the principal of and interest on its debt securities. The possibility exists therefore, that, as a result of bankruptcy, litigation or other conditions, the ability of an issuer to pay, when due, the principal of and interest on its debt securities may become impaired.

Credit Risk. The Fund’s investments in fixed-income securities are subject to credit risk relating to the financial condition of the issuers of the securities that the Fund holds. To limit credit risk, the Fund will generally buy debt securities that are investment grade or are rated by an NRSRO in the top four long-term rating categories or in the top two short-term rating categories. The Fund may purchase unrated securities if the Adviser determines that the security is of comparable quality to a rated security that the Fund may purchase. Unrated securities may not be as actively traded as rated securities. Changes in the ability of an issuer to make payments of interest and principal and in the markets’ perception of an issuer’s creditworthiness will also affect the market value of that issuer’s debt securities. As a result, an investment in the Fund is subject to risk even if all fixed-income securities in the Fund’s investment portfolio are paid in full at maturity.

Moody’s, S&P, and other NRSROs are private services that provide ratings of the credit quality of debt obligations, including convertible securities. A description of the range of ratings assigned to various types of securities by several NRSROs is included in Appendix A. The Adviser may use these ratings to determine whether to purchase, sell or hold a security. Ratings are not, however, absolute standards of quality. Credit ratings attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Consequently, similar securities with the same rating may have different market prices. In addition, rating agencies may fail to make timely changes in credit ratings and the issuer’s current financial condition may be better or worse than a rating indicates.

The Fund may retain a security that ceases to be rated or whose rating has been lowered below the Fund’s lowest permissible rating category if the Adviser determines that retaining the security is in the best interest of the Fund. Because a downgrade often results in a reduction in the market price of the security, sale of a downgraded security may result in a loss. The Fund may not invest more than 5% of the value of its net assets in debt securities rated below “B” by Moody’s or S&P (or unrated securities determined by the Adviser to be of inferior quality to securities so rated).

When-Issued and Delayed-Delivery Securities

General. The Fund may purchase securities offered on a when-issued or delayed-delivery basis. When these transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within a certain period of time after the transaction, but delayed settlements beyond that period may be negotiated. During the period between a commitment and settlement, no payment is made for the securities purchased by the purchaser and thus, no interest accrues to the purchaser from the transaction. At the time the Fund makes the commitment to purchase securities on a when-issued or delayed-delivery basis, the Fund will record the transaction as a purchase and thereafter reflect the value each day of such securities in determining its net asset value. The Fund will not invest more than 25% of its total assets in when-issued or delayed-delivery securities.

Risks. At the time the Fund makes a commitment to purchase securities in this manner, the Fund immediately assumes the risk of ownership, including the risk that the value of the security may decline. The use of when-issued transactions enables the Fund to protect against anticipated changes in interest rates and prices, but may also increase the volatility of the Fund’s asset value per unit. Failure by a counterparty to deliver a security purchased by the Fund on a when-issued or delayed-delivery basis may result in a loss to the Fund or a missed opportunity to make an alternative investment. Although the Fund will generally enter into these transactions with the intent of acquiring securities for its portfolio, the Fund may dispose of a commitment prior to the settlement if the Adviser deems it appropriate.

Options and Futures

General. The Fund may purchase or write put and call options, futures and options on futures to: (1) enhance the Fund’s performance; or (2) to hedge against a decline in the value of securities owned by the Fund or an increase in the price of securities that the Fund plans to purchase. The Fund may purchase or write options on securities in which it may invest or on market indices based in whole or in part on such securities. Options purchased or written by the Fund must be traded on an exchange or over-the-counter.

The Fund may invest in futures contracts on market indices based in whole or in part on securities in which the Fund may invest. The Fund may also purchase or write put and call options on these futures contracts.

Options and futures contracts are considered to be derivatives. Use of these instruments is subject to regulation by the SEC, the options and futures exchanges on which futures and options are traded or by the CFTC. No assurance can be given that any hedging or income strategy will achieve its intended result.

Currently, the Fund has no intention of investing in options or futures for purposes other than hedging. The Fund will comply with SEC guidelines with respect to coverage of these strategies and, if the guidelines require, will set aside cash, liquid securities and other permissible assets (“Segregated Assets”) on the books and records of the Fund or in a segregated account with the Custodian in the prescribed amount. Segregated Assets cannot be sold or closed out while the hedging strategy is outstanding, unless the Segregated Assets are replaced with similar assets. As a result, there is a possibility that the use of cover or segregation involving a large percentage of the Fund’s assets could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.

Options Strategies

Options on Securities. A call option is a contract under which the purchaser of the call option, in return for a premium paid, has the right to buy the security (or index) underlying the option at a specified price at any time during the term of the option. The writer of the call option, who receives the premium, has the obligation upon exercise of the option to deliver the underlying security against payment of the exercise price. A put option gives its purchaser, in return for a premium, the right to sell the underlying security at a specified price during the term of the option. The writer of the put, who receives the premium, has the obligation to buy, upon exercise of the option, the underlying security (or a cash amount equal to the value of the index) at the exercise price. The amount of a premium received or paid for an option is based upon certain factors including the market price of the underlying security, the relationship of the exercise price to the market price, the historical price volatility of the underlying security, the option period and interest rates.

Options on Stock Indices. A stock index assigns relative values to the stock included in the index, and the index fluctuates with changes in the market values of the stocks included in the index. Stock index options operate in the same way as the more traditional options on securities except that stock index options are settled exclusively in cash equal to the differences between the exercise price and the closing price of the stock index.

Options on Futures. Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract rather than to purchase or sell a security, at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position to the holder of the option will be accompanied by transfer to the holder of an accumulated balance representing the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the future.

Options on Foreign Currency. Options on foreign currency operate in the same way as more traditional options on securities except that currency options are settled exclusively in the currency subject to the option. The value of a currency option is dependent upon the value of the currency relative to the U.S. dollar and has no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, the Fund may be disadvantaged by having to deal in an odd lot market (generally consisting in transactions of less than $1 million) for the underlying currencies at prices that are less favorable than round lots. To the extent that the U.S. options markets are closed while the market for the underlying currencies are open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets.

Futures Contracts and Index Futures Contracts. A futures contract is a bilateral agreement where one party agrees to accept, and the other party agrees to make, delivery of cash or an underlying debt security, as called for in the contract, at a specified date and at an agreed upon price. An index futures contract involves the delivery of an amount of cash equal to a specified dollar amount multiplied by the difference between the index value at the close of trading of the contract and at the price designated by the futures contract. No physical delivery of the securities comprising the index is made. Generally, these futures contracts are closed out prior to the expiration date of the contracts.

Options Risks

General. There are certain investment risks associated with options and futures transactions. These risks include: (1) dependence on the Adviser’s ability to predict movements in the prices of individual securities and fluctuations in the general securities markets; (2) imperfect correlation between movements in the prices of options and movements in the prices of the securities (or indices) hedged or used for cover which may cause a given hedge not to achieve its objective; (3) the fact that the skills and techniques needed to trade these instruments are different from those needed to select the securities in which the Fund invests; and (4) lack of assurance that a liquid secondary market will exist for any particular instrument at any particular time, which, among other things, may hinder the Fund’s ability to limit exposures by closing its positions. The potential loss to the Fund from investing in certain types of futures transactions is unlimited.

Other risks include the inability of the Fund, as the writer of covered call options, to benefit from any appreciation of the underlying securities above the exercise price, and the possible loss of the entire premium paid for options purchased by the Fund. In addition, the futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices or related options during a single trading day. The Fund may be forced, therefore, to liquidate or close out a futures contract position at a disadvantageous price. There is no assurance that a counterparty in an over-the-counter option transaction will be able to perform its obligations. The Fund may use various futures contracts that are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market in those contracts will develop or continue to exist. The Fund’s activities in the futures and options markets may result in higher portfolio turnover rates and additional brokerage costs, which could reduce the Fund’s yield.

Limitations on Options and Futures Transactions. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and therefore is not subject to registration or regulation as a pool operator under that Act. The Fund will not invest greater than 15% of its net assets by investing in options and futures contracts.

Repurchase Agreements

General. The Fund may enter into repurchase agreements. Repurchase agreements are transactions in which the Fund purchases securities from a bank or securities dealer and simultaneously commits to resell the securities to the bank or dealer at an agreed-upon date and at a price reflecting a market rate of interest unrelated to the purchased security. During the term of a repurchase agreement, the Fund’s custodian, subcustodian or tri-party custodian maintains possession of the purchased securities and any underlying collateral, which is maintained at not less than 100% of the repurchase price. Repurchase agreements allow the Fund to earn income for periods as short as overnight, while retaining the flexibility to pursue longer-term investments. The Fund will not invest more than 5% of its net assets in repurchase agreements.

Risks. Repurchase agreements involve credit risk. In the event that bankruptcy, insolvency or similar proceedings are commenced against a counterparty, the Fund may have difficulty exercising its rights to the underlying securities. The Fund may incur costs and expensive time delays in disposing of the underlying securities and it may suffer a loss. Failure by the other party to deliver a security or currency purchased by or lent by the Fund may result in a missed opportunity to make an alternative investment. Favorable insolvency laws that allow the Fund, among other things, to liquidate the collateral held in the event of the bankruptcy of the counterparty reduce counterparty insolvency risk with respect to repurchase agreements. The Fund will only enter a repurchase agreement with a seller that the Adviser believes presents minimal credit risk.

Illiquid and Restricted Securities

General. The term “illiquid securities,” as used herein, means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities. The Fund has a non-fundamental policy pursuant to which it may not invest more than 15% of its net assets in illiquid securities. If, after the time of acquisition, due to subsequent fluctuations in value or any other reasons, the value of the Fund’s illiquid securities exceeds 15%, the Fund will consider what actions, if any, are necessary to maintain adequate liquidity and, if required by law, take appropriate steps to reduce the percentage held in illiquid securities within a reasonable amount of time. Illiquid securities include: (1) repurchase agreements not entitling the holder to payment of principal within seven days; (2) purchased over-the-counter options; (3) securities which are not readily marketable; and (4) securities subject to contractual or legal restrictions on resale because they have not been registered under the 1933 Act (“restricted securities”). The Fund will not invest more than 15% of its net assets in illiquid securities.

An institutional market has developed for certain restricted securities. Accordingly, contractual or legal restrictions on the resale of a security may not be indicative of the liquidity of the security. If such securities are eligible for purchase by institutional buyers in accordance with Rule 144A under the 1933 Act or other exemptions, the Adviser may determine that the securities are liquid.

Risks. Any security, including securities determined by the Adviser to be liquid, can become illiquid. Limitations on resale may have an adverse effect on the marketability of a security. The Fund might also have to cause an issuer to register a restricted security in order to dispose of it, resulting in expense and delay. Generally, the Fund would not have the right to require an issuer to register a restricted security. The Fund might not be able to dispose of restricted or illiquid securities promptly or at reasonable prices and might thereby experience a loss or have difficulty satisfying redemption requests. There can be no assurance that a market will exist for any illiquid security at any particular time.

Determination of Liquidity. The Board has the ultimate responsibility for determining whether specific securities are liquid and has delegated this responsibility to the Adviser, pursuant to guidelines approved by the Board. The Adviser determines and monitors the liquidity of the portfolio securities and reports periodically on its decisions to the Board. The Adviser takes into account a number of factors in reaching liquidity decisions, including but not limited to: (1) the frequency of trades and quotations for the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the security; and (4) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer.

Leverage Transactions

General. The Fund may use leverage to increase potential returns. Leverage transactions include borrowing for other than temporary or emergency purposes. Leverage involves special risks and may involve speculative investment techniques. Leverage exists when cash made available to the Fund through an investment technique, such as borrowing for other than temporary or emergency purposes, lending portfolio securities, entering into reverse repurchase agreements and purchasing securities on a when-issued, delayed-delivery or forward-commitment basis, is used to make additional Fund investments. The Fund uses these investment techniques only when the Adviser believes that the leveraging and the returns available to the Fund from investing the cash will provide investors a potentially higher return.

Senior Securities. Subject to Section 18(f)(1) of the 1940 Act and any rules, regulations and SEC interpretations, and any exemptive orders or interpretive release promulgated thereunder, the Fund may not issue any class of senior security or sell any senior security of which it is the issuer, except that the Fund shall be permitted to borrow from any bank so long as immediately after such borrowings, there is an asset coverage of at least 300% and that in the event such asset coverage falls below this percentage, the Fund shall reduce the amount of its borrowings, within three days, to an extent that the asset coverage shall be at least 300%.

Borrowing and Reverse Repurchase Agreements. The Fund may borrow money from a bank in amounts up to 33 1/3% of total assets at the time of borrowing to, among other things, finance the purchase of securities for its portfolio. Entering into reverse repurchase agreements, pledging securities, and purchasing securities on a when-issued, delayed delivery or forward delivery basis are subject to this limitation. A reverse repurchase agreement is a transaction in which the Fund sells securities to a bank or securities dealer and simultaneously commits to repurchase the securities from the bank or dealer at an agreed upon date and at a price reflecting a market rate of interest unrelated to the sold securities. An investment of the Fund’s assets in reverse repurchase agreements will increase the volatility of the Fund’s NAV. A counterparty to a reverse repurchase agreement must be a primary dealer that reports to the Federal Reserve Bank of New York or one of the largest 100 commercial banks in the United States.

Securities Lending and Repurchase Agreements. The Fund may lend portfolio securities in an amount up to 10% of its total assets to brokers, dealers and other financial institutions. In a portfolio securities lending transaction, the Fund receives from the borrower an amount equal to the interest paid or the dividends declared on the loaned securities during the term of the loan as well as the interest on the collateral securities, less any fees (such as finders or administrative fees) the Fund pays in arranging the loan. The Fund may share the interest it receives on the collateral securities with the borrower. The terms of the Fund’s loans permit the Fund to reacquire loaned securities on five business days’ notice or in time to vote on any important matter. Loans are subject to termination at the option of the Fund or the borrower at any time, and the borrowed securities must be returned when the loan is terminated. The Fund may pay fees to arrange for securities loans.

The Fund may enter into repurchase agreements that are transactions in which the Fund purchases a security and simultaneously agrees to resell that security to the seller at an agreed upon price on an agreed upon future date, normally, one to seven days later. If the Fund enters into a repurchase agreement, it will maintain possession of the purchased securities and any underlying collateral.

Securities loans and repurchase agreements that must be continuously collateralized and the collateral must have market value at least equal to the value of the Fund’s loaned securities, plus accrued interest or, in the case of repurchase agreements, equal to the repurchase price of the securities, plus accrued interest.

Short Sales. The Fund may sell a security short to increase investment returns. The Fund may also sell a security short in anticipation of a decline in the market value of the security contained in its investment portfolio. A short sale is a transaction in which the Fund sells a security that it does not own. To complete the transaction, the Fund must borrow the security in order to deliver it to the buyer. The Fund must replace the borrowed security by purchasing it at market price at the time of replacement, which price may be higher or lower than the price at which the Fund sold the security. The Fund will incur a loss from a short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a profit if the price of the security declines between those dates. The Fund will limit its short sales so that no more than 15% of its net assets (less all liabilities other than obligations under the short sales) will be deposited as collateral in and allocated to the segregated account.

Risks. Leverage creates the risk of magnified capital losses. Borrowings and other liabilities that exceed the equity base of the Fund may magnify losses incurred by the Fund. Leverage may involve the creation of a liability that requires the Fund to pay interest (for instance, reverse repurchase agreements) or the creation of a liability that does not entail any interest costs (for instance, forward commitment costs).

The risks of leverage include a higher volatility of the net asset value of the Fund’s securities. So long as the Fund is able to realize a net return on its investment portfolio that is higher than the interest expense incurred, if any, leverage will result in higher current net investment income for the Fund than if the Fund were not leveraged. Changes in interest rates and related economic factors could cause the relationship between the cost of leveraging and the yield to change so that rates involved in the leveraging arrangement may substantially increase relative to the yield on the obligations in which the proceeds of the leveraging have been invested. To the extent that the interest expense involved in leveraging approaches the net return on the Fund's investment portfolio, the benefit of leveraging will be reduced, and, if the interest expense on borrowings were to exceed the net return to investors, the Fund's use of leverage would result in a lower rate of return than if the Fund were not leveraged. In an extreme case, if the Fund's current investment income were not sufficient to meet the interest expense of leveraging, it could be necessary for the Fund to liquidate certain of its investments at an inappropriate time.

When-Issued Securities and Forward Commitments. The Fund may purchase securities offered on a “when-issued” and “forward commitment basis” (including a delayed delivery basis). Securities purchased on a “when-issued” or “forward commitment basis” are securities not available for immediate delivery despite the fact that a market exists for those securities. A purchase is made on a “delayed delivery” basis when the transaction is structured to occur sometime in the future.

When these transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but delayed settlements beyond two months may be negotiated. During the period between a commitment and settlement, no payment is made for the securities purchased by the purchaser and, thus, no interest accrues to the purchaser from the transaction. At the time the Fund makes the commitment to purchase securities on a when-issued basis, the Fund will record the transaction as a purchase and thereafter reflect the value each day of such securities in determining its NAV.

Segregated Accounts. The Fund will comply with SEC guidelines regarding collateralization or coverage for investments made per these strategies and, if the guidelines require, will designate on the Fund’s books or maintain in a segregated account cash and liquid assets in the prescribed amount, which will be marked to market daily.

Concentration. The Fund is not concentrated and, therefore, does not invest 25% or more of its assets in any one industry.

Temporary Defensive Position

The Fund may invest in prime quality money market instruments, pending investment of cash balances. The Fund may also assume a temporary defensive position and may invest without limit in prime quality money market instruments. Prime quality instruments are those instruments that are rated in one of the two highest short-term rating categories by an NRSRO or, if not rated, determined by the Adviser to be of comparable quality. Appendix A summarizes the short-term ratings of several NRSROs.

Money market instruments usually have maturities of one year or less and fixed rates of return. The money market instruments in which the Fund may invest include short-term U.S. Government Securities, commercial paper, bankers’ acceptances, certificates of deposit, interest-bearing savings deposits of commercial banks, repurchase agreements concerning securities in which the Fund may invest and money market mutual funds.

Registered Investment Companies

Open-End and Closed-End Investment Companies. The Fund may invest in shares of open-end and closed-end investment companies in accordance with the investment restrictions in the 1940 Act. Shares of an exchange traded fund (“ETF”) that has received exemptive relief from the SEC to permit other funds to invest in the shares without these limitations are excluded from such restrictions.

Risks. The Fund, as a shareholder of another investment company, will bear its pro-rata portion of the other investment company’s advisory fee and other expenses, in addition to its own expenses and will be exposed to the investment risks associated with the other investment company. To the extent that the Fund invests in open-end closed-end companies that invest primarily in the securities of companies located outside the United States, see the risks related to foreign securities set forth above.

Exchange-Traded Funds

Exchange-Traded Funds. The Fund may invest in ETFs, which are registered investment companies, partnerships or trusts that are bought and sold on a securities exchange. The Fund may also invest in exchange traded notes (“ETN”), which are structured debt securities. Whereas ETFs’ liabilities are secured by their portfolio securities, ETNs’ liabilities are unsecured general obligations of the issuer. Most ETFs and ETNs are designed to track a particular market segment or index. ETFs and ETNs have expenses associated with their operation, typically including with respect to ETFs, advisory fees. When the Fund invests in an ETF or ETN, in addition to directly bearing expenses associated with its own operations, it will bear its pro rata portion of the ETF’s or ETN’s expenses.

Risks. The risks of owning an ETF or ETN generally reflect the risks of owning the underlying securities the ETF or ETN is designed to track, although the lack of liquidity in an ETF or an ETN could result in it being more volatile than the underlying portfolio of securities. In addition, because of ETF or ETN expenses, compared to owning the underlying securities directly, it may be more costly to own an ETF or ETN. The value of an ETN security should also be expected to fluctuate with the credit rating of the issuer.

Core and Gateway®

The Fund may seek to achieve its investment objective by converting to a Core and Gateway structure. The Fund operating under a Core and Gateway structure holds, as its only investment, shares of another investment company having substantially the same investment objective and policies. The Board will not authorize conversion to a Core and Gateway structure if it would materially increase costs to the Fund's shareholders. The Board will not convert the Fund to a Core and Gateway structure without notice to the shareholders.

Investment Limitations
Except as required by the 1940 Act or the Code, such as with respect to any borrowing, if any percentage restriction on investment or utilization of assets is adhered to at the time an investment is made, a later change in percentage resulting from a change in the market values of the Fund’s assets or purchases and redemptions of shares will not be considered a violation of the limitation.

A fundamental policy of the Fund and the Fund’s investment objective cannot be changed without the affirmative vote of the lesser of: (1) 50% of the outstanding shares of the Fund; or (2) 67% of the shares of the Fund present or represented at a shareholders meeting at which the holders of more than 50% of the outstanding shares of the Fund are present or represented. A nonfundamental policy of the Fund may be changed by the Board without shareholder approval.

Fundamental Limitations

The Fund has adopted the following investment limitations that cannot be changed by the Board without shareholder approval. The Fund may not:

Borrowing Money

Borrow money, except for temporary or emergency purposes (including the meeting of redemption requests) and except for entering into reverse repurchase agreements, and provided that borrowings do not exceed 33 1/3% of the Fund’s total assets (computed immediately after the borrowing).

Concentration

Purchase a security if, as a result, more than 25% of the Fund’s total assets would be invested in securities of issuers conducting their principal business activities in the same industry. For purposes of this limitation, there is no limit on: (1) investments in U.S. Government Securities, in repurchase agreements covering U.S. Government Securities, in tax-exempt securities issued by the states, territories or possessions of the United States (“municipal securities”) or in foreign government securities; or (2) investments in issuers domiciled in a single jurisdiction. Notwithstanding anything to the contrary, to the extent permitted by the 1940 Act, the Fund may invest in one or more investment companies, provided that the Fund treats the assets of the investment companies in which it invests as its own for purposes of this policy.

Diversification

With respect to 75% of its assets, purchase a security (other than a U.S. Government Security or security of an investment company) if, as a result: (1) more than 5% of the Fund’s total assets would be invested in the securities of a single issuer; or (2) the Fund would own more than 10% of the outstanding voting securities of a single issuer.

Underwriting Activities

Underwrite securities issued by other persons except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter.

Making Loans

Make loans to other parties. For purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt security are not deemed to be the making of loans.

Purchases and Sales of Real Estate

Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities backed by real estate or securities of companies engaged in the real estate business).

Purchases and Sales of Commodities

Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities).

Issuance of Senior Securities

Issue senior securities except pursuant to Section 18 of the 1940 Act.

Non-Fundamental Limitations

The Fund has adopted the following investment limitations that may be changed by the Board without shareholder approval. The Fund may not:

Securities of Investment Companies

Invest in the securities of any investment company except to the extent permitted by the 1940 Act.

Pledging

Pledge, mortgage, hypothecate or in any manner transfer, as security for indebtedness, any Fund assets except as may be necessary in connection with borrowing. Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a pledge, mortgage or hypothecation of assets for purposes of this limitation.

Illiquid Securities

Invest more than 15% of its net assets in illiquid assets such as: (1) securities that cannot be disposed of within seven days at their then-current value; (2) repurchase agreements not entitling the holder to payment of principal within seven days; and (3) securities subject to restrictions on the sale of the securities to the public without registration under the 1933 Act (“restricted securities”) that are not readily marketable. The Fund may treat certain restricted securities as liquid pursuant to guidelines adopted by the Board.

Purchases on Margin

Purchase securities on margin, except that the Fund may use short-term credit for the clearance of the Fund’s transactions, and provided that initial and variation margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

Borrowing

Purchase or otherwise acquire any security if total borrowings (including reverse repurchase agreements) represent more than 5% of the value of total assets. The Fund will not invest more than 5% of its net assets in reverse repurchase agreements.

Exercising Control of Issuers

Make investments for the purpose of exercising control of an issuer. Investments by the Fund in entities created under the laws of foreign countries solely to facilitate investment in securities in that country will not be deemed the making of investments for the purpose of exercising control.

Management

Trustees and Officers of the Trust

The Board is responsible for oversight of the management of the Trust’s business affairs and of the exercise of all the Trust’s powers except those reserved for shareholders. The following table provides information about each Board member and certain officers of the Trust. Each Trustee and officer holds office until the person resigns, is removed, or replaced. Unless otherwise noted, the persons have held their principal occupations for more than five years. The address for all Trustees and officers is Three Canal Plaza, Suite 600, Portland, Maine 04101, unless otherwise indicated. Each Trustee oversees twenty-nine portfolios in the Trust. Mr. Keffer is considered an Interested Trustee of the Trust due to his affiliation with Atlantic. Mr. Keffer is also an Interested Trustee/Director of Wintergreen Fund, Inc. another registered, open-ended investment company.

Name and Birth Date	Position with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Independent Trustees
J. Michael Parish Born: 1943	Chairman of the Board; Trustee; Chairman, Nominating Committee and Qualified Legal Compliance Committee	Trustee since 1989 (Chairman since 2004)	Retired since 2003.
Costas Azariadis Born: 1943	Trustee; Chairman, Valuation Committee	Since 1989	Professor of Economics, Washington University (since 2006); Professor of Economics, University of California-Los Angeles 1992 - 2006.
James C. Cheng Born: 1942	Trustee; Chairman, Audit Committee	Since1989	President, Technology Marketing Associates (marketing company for small- and medium-sized businesses in New England) since 1991.
Interested Trustee
John Y. Keffer1 Born: 1942	Trustee	Since 1989
Chairman, Atlantic (since 2008); President, Forum Foundation (a charitable organization) (since 2005); President, Forum Trust, LLC (a non-depository trust company of which Atlantic is a subsidiary) (since 1997); President, Citigroup Fund Services, LLC (“Citigroup”) (2003–2005).

Officers
Stacey E. Hong Born: 1966	President; Principal Executive Officer	Since June 2008	President, Atlantic (since 2008); Director, Consulting Services, Foreside Fund Services (2007- September); Elder Care, (2005-2006); Director, Fund Accounting, Citigroup ( 2003-2005).
Karen Shaw Born: 1972	Treasurer; Principal Financial Officer	Since 2008	Senior Manager, Atlantic (since 2008); Section Manager/Vice President, Enterprise Support Services, Citigroup (2003–2008).
David Faherty Born: 1970	Vice President	Since 2009
Senior Counsel, Atlantic (since 2009); Vice President, Citi Fund Services Ohio, Inc. (2007–2009); Associate Counsel, Investors Bank & Trust Company (2006–2007); FDIC (2005); IKON Office Solutions, Inc. (1998-2001).

Michael J. McKeen Born: 1971	Vice President	Since 2009	Senior Manager, Atlantic (since 2008); Vice President, Citigroup (2003-2008).
Joshua LaPan Born: 1973	Vice President	Since 2009	Manager, Atlantic (since 2008); Vice President, Citigroup (2003-2008).
Timothy Bowden Born: 1969	Vice President	Since 2009	Manager, Atlantic (since 2008); Vice President, Citigroup (2005-2008).
Lina Bhatnagar Born: 1971	Secretary	Since 2008	Senior Administration Specialist, Atlantic (since 2008); Regulatory Administration Specialist, Citigroup (2006-2008); Money Market/Short Term Trader, Wellington Management (1996-2002).

1Since 1997, John Y. Keffer has been president and owner of Forum Trust, LLC. Atlantic Fund Administration, LLC, is a subsidiary of Forum Trust, LLC.

Trustee Ownership in the Trust

Trustees	Dollar Range of Beneficial Ownership in the Fund as of December 31, 2009	Aggregate Dollar Range of Ownership as of December 31, 2009, in All Funds Overseen by Trustee in the Family of Investment Companies
Interested Trustee
John Y. Keffer	None	$10,001 - $50,000
Disinterested Trustees
Costas Azariadis	None	None
James C. Cheng	None	None
J. Michael Parish	None	Over $100,000

Ownership in Securities of the Adviser and Related Companies

As of December 31, 2009, no Disinterested Trustee or any of his immediate family members owned beneficially or of record securities of any Trust investment adviser, its principal underwriter, or any person (other than a registered investment company) directly or indirectly, controlling, controlled by or under common control with any Trust investment adviser or principal underwriter.

Information Concerning Board Committees

Audit Committee. The Trust’s Audit Committee, which meets when necessary, consists of Messrs. Cheng, Parish, and Azariadis, constituting all of the Trust’s Independent Trustees. Pursuant to a charter adopted by the Board, the Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Trust. It is directly responsible for the appointment, termination, compensation and oversight of work of the independent public accountants to the Trust. In so doing, the Committee reviews the methods, scope and results of the audits and audit fees charged, and reviews the Trust’s internal accounting procedures and controls. During the fiscal year ended October 31, 2009, the Audit Committee met six times.

Nominating Committee. The Trust’s Nominating Committee, which meets when necessary, consists of Messrs. Cheng, Parish, and Azariadis, constituting all of the Trust’s Independent Trustees. Pursuant to a charter adopted by the Board, the Nominating Committee is charged with the duty of nominating all Independent Trustees and committee members, and presenting these nominations to the Board. The Nominating Committee will not consider nominees for Trustees recommended by security holders. During the fiscal year ended October 31, 2009, the Nominating Committee   did not meet.

Valuation Committee. The Trust’s Valuation Committee, which meets when necessary, consists of Messrs. Azariadis, Cheng, Keffer, or Parish, the President or the Treasurer, a representative of the Fund Accountant and, if needed, a portfolio manager or a senior representative of the investment advisers to the Trust series holding securities that require fair valuation. Pursuant to the Trust’s Pricing and Valuation Procedures, the Valuation Committee oversees the pricing of the Funds’ shares and the activities of the Fund Accountant and the Advisers in connection with the valuation of the Funds’ portfolio securities; selects from time to time, subject to approval by the Board, independent pricing services to provide a market value or fair value of any portfolio security approved by the Board; makes and monitors fair value determinations pursuant to these Procedures; and carries out any other supervisory functions delegated to it by the Board relating to the valuation of Fund portfolio securities. During the fiscal year ended October 31, 2009, the Valuation Committee met eighteen times.

Qualified Legal Compliance Committee. The Trust’s Qualified Legal Compliance Committee (the “QLCC”), which meets when necessary, consists of Messrs. Cheng, Parish, and Azariadis constituting all of the Trust’s Independent Trustees. The QLCC evaluates and recommends resolutions to reports from attorneys servicing the Trust regarding evidence of material violations of applicable Federal and state law or the breach of fiduciary duties under applicable Federal and state law by the Trust or an employee or agent of the Trust. During the fiscal year ended October 31, 2009, the QLCC did not meet.

Compensation of Trustees and Officers

Each Trustee is paid an annual fee of $40,000 for service to the Trust.   The Chairman of the Board is paid an annual fee of $ 60,000.   In addition, the Chairman receives a monthly stipend of $500 to cover certain expenses incurred in connection with his duties to the Trust. The Trustees and Chairman may receive additional fees for special Board meetings. Trustees are also reimbursed for all reasonable out-of-pocket expenses incurred in connection with his duties as a Trustee, including travel and related expenses incurred in attending Board meetings. No officer of the Trust is compensated by the Trust but officers are reimbursed for travel and related expenses incurred in attending Board meetings held outside of Portland, Maine.

The following table sets forth the fees paid to each Trustee by the Fund Complex and the Fund for the fiscal year ending October 31, 2009.

Trustee	Aggregate Compensation from the Fund	Benefits	Retirement	Total Compensation from the Trust
Costas Azariadis	$72	$0	$0	$30,583.35
James C. Cheng	$72	$0	$0	$32,083.35
J. Michael Parish	$97	$0	$0	$106,333.35
John Y. Keffer	$0	$0	$0	$0

Investment Adviser

Services of Adviser

The Adviser serves as investment adviser to the Fund pursuant to an investment advisory agreement with the Trust (the “Advisory Agreement”). Under the Advisory Agreement, the Adviser furnishes, at its own expense, all services, facilities and personnel necessary in connection with managing the Fund’s investments and effecting portfolio transactions for the Fund. The Adviser also pays a fee to certain broker/dealers in order to have the Fund available for sale through such institutions as well as for certain shareholder services provided to customers purchasing Fund shares through such institutions.

Ownership of Adviser

The Adviser is a privately owned corporation organized under the laws of Texas in 1981. The Adviser is controlled by Roger E. King.

Information Concerning Accounts Managed by Portfolio Managers

As of October 31, 2009, Mr. King and Ms. Bennett acted as portfolio managers for 11 other pooled investment vehicles with assets of $92.7 million, none of which pay the Adviser a performance-based fee.

Mr. King and Ms. Bennett also service 206 other accounts with assets totaling $325.2 million as of October 31, 2009, none of which pay the Adviser a performance-based fee. Mr. King and Ms. Bennett do not provide investment advisory services to any other mutual fund.

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to the Fund and other accounts. If the Fund and other accounts have different objectives, benchmarks, time horizons and fees, the portfolio manager may allocate his time and investment ideas differently among the Fund and the accounts. Securities selected for the Fund may underperform the securities selected for the accounts.

Information Concerning Compensation of Portfolio Managers

As of October 31, 2009, Mr. King and Ms. Bennett each receive a fixed annual salary plus an annual bonus paid out of the Adviser’s net income. None of their compensation is based upon the performance of the Fund or any other account that they manage.

Portfolio Manager Ownership in the Fund

Portfolio Manager	Dollar Range of Beneficial Ownership in the Fund as of October 31, 2009
Roger E. King	Over 1,000,000
Leah R. Bennett	$100,001-$500,000

Fees

The Adviser’s fee is calculated as a percentage of the Fund’s average daily net assets. The fee is accrued daily by the Fund and is paid monthly based on average net assets for the previous month.

In addition to receiving its advisory fee from the Fund, the Adviser may also act and be compensated as investment manager for its clients with respect to assets they invested in the Fund. If you have a separately managed account with the Adviser with assets invested in the Fund, the Adviser will credit an amount equal to all or a portion of the fees received by the Adviser against any investment management fee received from you.

Table 1 in Appendix B shows the dollar amount of the fees payable by the Fund to the Adviser, the amount of fees waived by the Adviser, and the actual fees received by the Adviser. The data are for the past three fiscal years.

Other Provisions of Advisory Agreement

The Adviser is not affiliated with Atlantic or any company affiliated with Atlantic. The Advisory Agreement remains in effect for a period of two years from the date of its effectiveness and then must be approved at least annually by the Board or by majority vote of the shareholders, and in either case by a majority of the Trustees who are not parties to the agreement or interested persons of any such party (other than as Trustees of the Trust).

The Advisory Agreement is terminable without penalty by the Trust with respect to the Fund on 60 days’ written notice when authorized either by vote of the Fund’s shareholders or by a majority vote of the Board, or by the Adviser on 60 days’ written notice to the Trust. The Advisory Agreement will terminate immediately upon assignment.

Under the Advisory Agreement, the Adviser is not liable for any error of judgment, mistake of law, or any act or omission, except for willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the agreement.

Distributor Services and Compensation of Distributor

The Distributor (also known as principal underwriter) of the shares of the Fund is located at Three Canal Plaza, Suite 100, Portland, Maine 04101. The Distributor is a registered broker-dealer and is a member of the Financial Industry Regulatory Authority.

Under a Distribution Agreement with the Trust dated March 31, 2009, the Distributor acts as the agent of the Trust in connection with the continuous offering of shares of the Fund. The Distributor continually distributes shares of the Fund on a best effort basis. The Distributor has no obligation to sell any specific quantity of Fund shares. The Distributor and its officers have no role in determining the investment policies or which securities are to be purchased or sold by the Trust or its funds.

The Distributor may enter into agreements with selected broker-dealers, banks or other financial institutions (each a “Financial Institution,” collectively, the “Financial Institutions”) for distribution of shares of the Fund. With respect to certain Financial Institutions and related Fund “supermarket” platform arrangements, the Fund and/or the Fund’s Adviser, rather than the Distributor, typically enter into such agreements (see also, “Purchases through Financial institutions”). These Financial Institutions may charge a fee for their services and may receive shareholder service or other fees from parties other than the Distributor. These Financial Institutions may otherwise act as processing agents and are responsible for promptly transmitting purchase, redemption and other requests to the Fund.

The Adviser, at its expense, pays the Distributor a fee for certain distribution-related services including to permit employees of the Adviser to serve as registered representatives of the Distributor to facilitate distribution of Fund shares.

Other Fund Service Providers

Administrator, Fund Accountant,   Transfer Agent, and Compliance Services

Atlantic and its subsidiaries provide administration (the “Administrator”), fund accounting (the “Fund Accountant”) and transfer agency (the “Transfer Agent”) services to the Funds. Atlantic is a subsidiary of Forum Trust, LLC. John Y. Keffer, a Trustee, is the Chairman of Atlantic and is also the founder and a substantial owner of Forum Trust, LLC, the parent entity of Atlantic.

Pursuant to the Atlantic Services Agreement (the “Services Agreement”), the Fund pays Atlantic a bundled fee for administration, fund accounting and transfer agency services at an annual rate of: 0.12% on the first $150 million in Fund assets, 0.075% on the next $150 million in Fund assets, 0.05% on the next $300 million in Fund assets, 0.03% on the next $400 million in Fund assets and 0.02% on Fund assets exceeding $1 billion. The base fee is subject to an annual minimum of $135,000. The Fund also pays Atlantic certain surcharges and shareholder account fees. The fee is accrued daily by the Fund and is paid monthly based on the average net assets, transactions and positions for the previous month. The Adviser has agreed to reimburse the Fund for Atlantic’s fees pursuant to the Expense Limitation.

As administrator, Atlantic administers the Fund’s operations with respect to the Fund except those that are the responsibility of any other service provider hired by the Trust, all in such manner and to such extent as may be authorized by the Board. The administrator’s responsibilities include, but are not limited to, (1) overseeing the performance of administrative and professional services rendered to the Fund by others, including its custodian, transfer agent and dividend disbursing agent as well as legal, auditing, shareholder servicing and other services performed for the Fund; (2) preparing for filing and filing certain regulatory filings (i.e., registration statements and semi-annual reports) subject to Trust counsel and/or independent auditor oversight; (3) overseeing the preparation and filing of the Fund’s tax returns, the preparation of financial statements and related reports to the Fund’s shareholders, the SEC and state and other securities administrators; (4) providing the Fund with adequate general office space and facilities and provide persons suitable to the Board to serve as officers of the Trust; (5) assisting the Fund’s investment advisers in monitoring Fund holdings for compliance with prospectus investment restrictions and assist in preparation of periodic compliance reports; and (6) with the cooperation of the Adviser, the officers of the Trust and other relevant parties, preparing and disseminating materials for meetings of the Board.

As fund accountant, Atlantic provides fund accounting services to the Fund. These services include calculating the NAV of the Fund.

The Services Agreement continues in effect until terminated, so long as its continuance is specifically approved or ratified with such frequency and in such manner as required by applicable law. The Services Agreement is terminable with or without cause and without penalty by the Trust or by the Administrator with respect to the Fund on 120 days’ written notice to the other party. The Services Agreement is also terminable for cause by the non-breaching party on at least 60 days’ written notice to the other party, provided that such party has not cured the breach within that notice period. Under the Services Agreement, is not liable to the Fund or the Fund’s shareholders for any act or omission, except for willful misfeasance, bad faith or negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the Services Agreement. Under the Services Agreement, Atlantic and certain related parties (such as Atlantic’s officers and persons who control Atlantic) are indemnified by the Fund against any and all claims and expenses related to the Atlantic’s actions or omissions that are consistent with Atlantic’s contractual standard of care. Under the Services Agreement, in calculating the Fund’s NAV, Atlantic is deemed not to have committed an error if the NAV it calculates is within 1/10 of 1% of the actual NAV (after recalculation). The Services Agreement also provides that Atlantic will not be liable to a shareholder for any loss incurred due to an NAV difference if such difference is less than or equal to ½ of 1% or less than or equal to $25.00. In addition, Atlantic is not liable for the errors of others, including the companies that supply security prices to Atlantic and the Fund.

Atlantic, located at Three Canal Plaza, Portland, Maine 04101, serves as transfer agent and distribution paying agent for the Fund. Atlantic is registered as a transfer agent with the Office of Comptroller of the Currency. The transfer agent and distribution paying agent maintains an account for each shareholder of record of the Fund and is responsible for processing purchase and redemption requests and paying distributions to shareholders of record.

Prior to June 2, 2008, Citigroup Fund Services, LLC (“Citi”) served as the Funds’ administrator and fund accountant, pursuant to its Administration, Fund Accounting and Transfer Agency Services Agreement with the Trust dated April 20, 2007 (the “Citi Services Agreement”). Atlantic provides administration and fund accounting services to the Fund under the Services Agreement on terms similar to those in the Citi Services Agreement.

Table 3 in Appendix B shows the dollar amount of the fees accrued by the Fund to Atlantic and Citi for administration services, the amount of fees waived by Atlantic and Citi for administration services and the actual fees received by Atlantic and Citi. The data is for the past three fiscal years.

Table 4 in Appendix B shows the dollar amount of the fees accrued by the Fund to Atlantic and Citi for Fund accounting services, the amount of fees waived by Atlantic and Citi, and the actual fees received by Atlantic and Citi. The data is for the past three fiscal years.

Atlantic provides a Principal Executive Officer (“PEO”), Principal Financial Officer (“PFO” and, with the PEO, “Certifying Officers”), a Chief Compliance Officer (“CCO”), and an Anti-Money Laundering Compliance Officer (“AMLCO”) to the Fund, as well as certain additional compliance support functions (collectively, “Compliance Services”), pursuant to its Compliance Services Agreement dated June 1, 2008 (the “Compliance Services Agreement”).

For making available the CCO, the AMLCO and the Certifying Officers, and for providing the Compliance Services, Atlantic receives a fee from the Fund equal to (i) $22,500 (allocated equally to all Trust series for which the Adviser provides management services) and $5,000 per fund and (ii) an annual fee of 0.01% of the Fund’s average daily net assets, subject to an annual maximum of $20,000 per Fund.

The Compliance Services Agreement continues in effect until terminated. The Compliance Services Agreement is terminable with or without cause and without penalty by the Board of the Trust or by Atlantic with respect to the Fund on 60 days’ written notice to the other party. Notwithstanding the foregoing, the provisions of the Compliance Services Agreement related to CCO services, may be terminated at any time by the Board, effective upon written notice to the CCO and Certifying Officers, without the payment of any penalty.

Under the Compliance Services Agreement, (1) Atlantic is not liable to the Fund or the Fund's shareholders for any act or omission, and (2) Atlantic and certain related parties (“Atlantic Indemnitees”) are indemnified by the Fund against any and all claims and expenses related to an Atlantic Indemnitee's actions or omissions, except, with respect to (1) and (2), for willful misfeasance, bad faith or negligence in the performance of Atlantic’s duties or by reason of reckless disregard of its obligations and duties under the Compliance Services Agreement.

Prior to June 2, 2008, Foreside Compliance Services provided compliance services to the Fund. Table 2 in Appendix B shows the dollar amount of the fees payable by the Fund to Foreside Compliance Services (“FCS”), the Fund’s prior provider of compliance services, and Atlantic, for compliance services, the amount of the fees waived by FCS and Atlantic, and the actual fees received by FCS and Atlantic. The data is for the past three fiscal years.

Custodian

Union Bank, N.A. is the Custodian for the Funds and safeguards and controls the Funds’ cash and securities, determines income and collects interest on Fund investments. The Custodian may employ subcustodians to provide custody of the Funds’ domestic and foreign assets. The Custodian is located at 350 California Street, 6th Floor, San Francisco, California, 94104.

Legal Counsel

K&L Gates LLP, 1601 K Street, N.W., Washington, D.C. 20006, serves as legal counsel to the Trust.

Independent Registered Public Accounting Firm

BBD, LLP (“BBD”) , 1835 Market Street, 26th Floor, Philadelphia, PA 19103 , is the independent registered public accounting firm for the Fund and provides audit and tax services. BBD audits the annual financial statements of the Fund and provides the Fund with an audit opinion. BBD also reviews certain regulatory filings of the Fund.

Portfolio Transactions

How Securities are Purchased and Sold

Purchases and sales of portfolio securities that are fixed-income securities (for instance, money market instruments and bonds, notes and bills) usually are principal transactions. In a principal transaction, the party from whom the Fund purchases or to whom the Fund sells is acting on its own behalf (and not as the agent of some other party such as its customers). These securities normally are purchased directly from the issuer or from an underwriter or market maker for the securities. There usually are no brokerage commissions paid for these securities.

Purchases and sales of portfolio securities that are equity securities (for instance common stock and securities convertible into common stock) are generally effected: (1) if the security is traded on an exchange, through brokers who charge commissions; and (2) if the security is traded in the “over-the-counter” markets, in a principal transaction directly from a market maker. In transactions on stock exchanges, commissions are negotiated. When transactions are executed in an over-the-counter market, the Adviser will seek to deal with the primary market makers; but when necessary, in order to obtain best execution, the Adviser will utilize the services of others.

The price of securities purchased from underwriters includes a disclosed fixed commission or concession paid by the issuer to the underwriter, and prices of securities purchased from dealers serving as market makers reflect the spread between the bid and asked price.

In the case of fixed-income and equity securities traded in the over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission or markup.

Commissions Paid

Table 5 in Appendix B shows the aggregate brokerage commissions paid by the Fund as well as aggregate commissions paid to an affiliate of the Fund or the Adviser. The data presented are for the past three fiscal years.

Adviser Responsibility for Purchases and Sales

The Adviser places orders for the purchase and sale of securities with broker-dealers selected by and in the discretion of the Adviser. The Fund has no obligation to deal with a specific broker or dealer in the execution of portfolio transactions. Allocations of transactions to brokers and dealers and the frequency of transactions are determined by the Adviser in its best judgment and in a manner deemed to be in the best interest of the Fund rather than by any formula.

The Adviser seeks “best execution” for all portfolio transactions. This means that the Adviser seeks the most favorable price and execution available. The Adviser’s primary consideration in executing transactions for the Fund is prompt execution of orders in an effective manner and at the most favorable price available.

Choosing Broker-Dealers

The Fund may not always pay the lowest commission or spread available. Rather, in determining the amount of commissions (including certain dealer spreads) paid in connection with securities transactions, the Adviser takes into account factors such as size of the order, difficulty of execution, efficiency of the executing broker’s facilities (including the research services described below) and any risk assumed by the executing broker.

Consistent with applicable rules and the Adviser’s duties, the Adviser may take into account payments made by brokers effecting transactions for a Fund (these payments may be made to the Fund or to other persons on behalf of the Fund for services provided to the Fund for which those other persons would be obligated to pay).

Obtaining Research from Brokers

The Adviser may give consideration to research services furnished by brokers to the Adviser for its use and may cause the Fund to pay these brokers a higher amount of commission than may be charged by other brokers. This research is designed to augment the Adviser’s own internal research and investment strategy capabilities. This research may be used by the Adviser in connection with services to clients other than the Fund, and not all research services may be used by the Adviser in connection with the Fund. The Adviser’s fees are not reduced by reason of the Adviser’s receipt of research services.

The Adviser has full brokerage discretion. It evaluates the range and quality of a broker’s services in placing trades including securing best price, confidentiality, clearance and settlement capabilities, promptness of execution and the financial stability of the broker-dealer. Under certain circumstances, the value of research provided by a broker-dealer may be a factor in the selection of a broker. This research would include reports that are common in the industry. Typically, the research will be used to service all of the Adviser’s accounts, although a particular client may not benefit from all the research received on each occasion. The nature of the services obtained for clients include industry research reports and periodicals, quotation systems, software for portfolio management and formal databases.

Occasionally, the Adviser utilizes a broker and pays a slightly higher commission than another might charge. The higher commission is paid because of the Adviser’s need for specific research, for specific expertise a firm may have in a particular type of transaction (due to factors such as size or difficulty), or for speed/efficiency in execution. Since most of the Adviser’s brokerage commissions for research are for economic research on specific companies or industries, and since the Adviser follows a limited number of securities, most of the commission dollars spent for industry and stock research directly benefit the Adviser’s clients and the Fund’s investors.

Counterparty Risk

The Adviser monitors the creditworthiness of counterparties to the Fund’s transactions and intends to enter into a transaction only when it believes that the counterparty presents minimal and appropriate credit risks.

Transactions through Affiliates

The Adviser may effect transactions through affiliates of the Adviser (or affiliates of those persons) pursuant to procedures adopted by the Trust. The Adviser currently does not have any affiliates.

Other Accounts of the Adviser

Investment decisions for the Fund are made independently from those for any other account or investment company that is or may in the future become advised by the Adviser or its affiliates. Investment decisions are the product of many factors, including basic suitability for the particular client involved. A particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the security. In some instances, one client may sell a particular security to another client. In addition, two or more clients may simultaneously purchase or sell the same security, in which event, each day’s transactions in such security are, insofar as is possible, averaged as to price and allocated between such clients in a manner which, in the Adviser’s opinion, is in the best interest of the affected accounts and is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of a portfolio security for one client could have an adverse effect on another client that has a position in that security. In addition, when purchases or sales of the same security for the Fund and other client accounts managed by the Adviser occurs contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large denomination purchases or sales.

Portfolio Turnover

The frequency of portfolio transactions of the Fund (the portfolio turnover rate) will vary from year to year depending on many factors. From time to time, the Fund may engage in active short-term trading to take advantage of price movements affecting individual issues, groups of issues or markets. An annual portfolio turnover rate of 100% would occur if all the securities in the Fund were replaced once in a period of one year. High portfolio turnover rates may result in increased brokerage costs to the Fund and a possible increase in short-term capital gains or losses.

Securities of Regular Broker-Dealers

From time to time, the Fund may acquire and hold securities issued by its “regular brokers and dealers” or the parent companies of those brokers and dealers. For this purpose, regular brokers and dealers means the ten brokers or dealers that: (1) received the greatest amount of brokerage commissions during the Fund’s last fiscal year; (2) engaged in the largest amount of principal transactions for portfolio transactions of the Fund during the Fund’s last fiscal year; or (3) sold the largest amount of the Fund’s shares during the Fund’s last fiscal year.

Table 6 in Appendix B lists the regular brokers and dealers of the Fund whose securities (or the securities of the parent company) were acquired during the past fiscal year and the aggregate value of the Fund’s holdings of those securities as of the Fund’s most recent fiscal year.

Portfolio Holdings

Portfolio holdings as of the end of the Fund's annual and semi-annual fiscal periods are reported to the SEC on Form N-CSR within 10 days of the mailing of the annual or semi-annual report (typically no later than 70 days after the end of each period). Portfolio holdings as of the end of the first and third fiscal quarters are reported to the SEC on Form

N-Q within 60 days of the end of such period. You may request a copy of the Fund's latest semi-annual report to shareholders or a copy of the Fund's latest Form N-Q which contains the Fund's portfolio holdings by contacting the Transfer Agent at the address or phone number listed on the cover of this SAI. You may also obtain a copy of the Fund's latest Form N-CSR and Form N-Q by accessing the SEC's website at www.sec.gov .

The Fund's nonpublic portfolio holdings information is received by certain service providers in advance of public release in the course of performing or enabling them to perform the contractual or fiduciary duties necessary for the Fund's operations that the Fund has retained them to perform. The Advisor to the Fund has regular and continuous access to the Fund's portfolio holdings. In addition, the Fund's Administrator, Custodian, Distributor and Fund Accountant as well as independent auditors, proxy voting services, mailing services and financial printers may have access to the Fund's nonpublic portfolio holdings information on an ongoing basis. The Trustees, the Fund’s officers, legal counsel to the Trust and to the Independent Trustees, and the Fund’s independent registered public accounting firm may receive such information on an as needed basis.

From time to time, nonpublic information regarding the Fund's portfolio holdings may also be disclosed to certain mutual fund consultants, analysts and rating/ranking entities, or other entities or persons ("Recipients") that have a legitimate business purpose in receiving such information. Any disclosure of information more current than the latest publicly available nonpublic portfolio holdings information will be made only if a Trust Officer determines that: (1) the more current information is necessary for a Recipient to complete a specified task; (2) the Fund has a legitimate business purposes for the disclosing the information; and (3) the disclosure is in the best interests of the Fund and its shareholders. Any Recipient receiving such information shall agree in writing to: (1) keep the information confidential; (2) use it only for agreed-upon purposes; and (3) not trade or advise others to trade securities, including shares of the Fund, on the basis of the information. Such confidentiality agreements entered into for the receipt of nonpublic information shall also provide, among other things, that the Recipient: (1) will limit access to the information to its employees and agents who are obligated to keep and treat such information as confidential; (2) assume responsibility for any breach of the terms of the confidentiality agreement by its employees; and (3) upon request from the Trust, will return or promptly destroy the information. The Trust Officer shall report to the Board at its next regularly scheduled Board meeting the entering into of an agreement with a Recipient for the disclosure of nonpublic portfolio holdings information and shall include in the report the Trust Officer’s reasons for determining to permit such disclosure.

No compensation is received by the Fund, nor, to the Fund's knowledge, paid to its Advisor or any other party in connection with the disclosure of the Fund's portfolio holdings. The codes of ethics of the Trust, the Adviser, and the Distributor are intended to address, among other things, potential conflicts of interest arising from the misuse of information concerning the Fund's portfolio holdings. In addition, the Fund's service providers may be subject to confidentiality provisions contained within their service agreements, codes of ethics, professional codes, or other similar policies that address conflicts of interest arising from the misuse of such information.

The Fund's portfolio holdings disclosure policy is subject to review by the Fund’s CCO who will report the results of such review at least annually to the Board. Any identified conflict between the interests of shareholders and those of another party resulting from the disclosure of nonpublic portfolio holdings information will be reported to the Board for appropriate action.

THERE IS NO ASSURANCE THAT THE FUND’S PORTFOLIO HOLDINGS DISCLOSURE POLICY WILL PROTECT THE FUND AGAINST POTENTIAL MISUSE OF HOLDINGS INFORMATION BY INDIVIDUALS OR FIRMS IN POSSESSION OF THAT INFORMATION.

Purchase and Redemption Information

General Information

You may effect purchases or redemptions or request any shareholder privilege by contacting the transfer agent.

The Fund accepts orders for the purchase or redemption of shares on any weekday except days when the NYSE is closed, but, under unusual circumstances, may accept orders when the NYSE is closed if deemed appropriate by the Trust’s officers. Not all classes or portfolios of the Trust may be available for sale in the state in which you reside. Please check with your investment professional to determine a class or portfolio’s availability.

Additional Purchase Information

Shares of the Fund are sold on a continuous basis by the Distributor. The Fund reserves the right to refuse any purchase request.

Fund shares are normally issued for cash only. Consistent with the provisions of the Trust’s Trust Instrument, the Fund may accept portfolio securities that meet the investment objective and policies of the Fund as payment for Fund shares. The Fund will only accept securities that: (1) are not restricted as to transfer by law and are not illiquid; and (2) have a value that is readily ascertainable (and not established only by valuation procedures).

UGMAs/UTMAs

If the custodian’s name is not in the account registration of a gift or transfer to minor (“UGMA/UTMA”) account, the custodian must provide instructions in a manner indicating custodial capacity.

Additional Redemption Information

You may redeem Fund shares at the NAV.

If a Financial Institution that maintains an account with the transfer agent for the benefit of its customer accounts agrees in writing to assess and collect redemption fees for the Fund from applicable customer accounts, no redemption fees will be charged directly to the Financial Institution’s account by the Fund. Certain Financial Institutions that collect a redemption fee on behalf of the Fund may not be able to assess a redemption fee under certain circumstances due to operational limitations (i.e., on Fund shares transferred to the financial intermediary and subsequently liquidated). Customers purchasing shares through a Financial Institution should contact the intermediary or refer to the customer’s account agreement or plan document for information about how the redemption fee for transactions for the Financial Institution’s account or the customer’s account is treated and about the availability of exceptions to the imposition of the redemption fee.

The Fund may redeem shares involuntarily to: (1) reimburse the Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased; or (2) collect any charge relating to transactions effected for the benefit of a shareholder that is applicable to the Fund’s shares as provided in the Prospectus.

Suspension of Right of Redemption

The right of redemption may not be suspended, except for any period during which: (1) the New York Stock Exchange is closed (other than customary weekend and holiday closings) or during which the SEC determines that trading thereon is restricted; (2) an emergency (as determined by the SEC) exists as a result of which disposal by the Fund of its securities is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (3) the SEC may, by order, permit for the protection of the shareholders of the Fund.

Redemption In Kind

Redemption proceeds normally are paid in cash. If deemed appropriate and advisable by the Adviser, the Fund may satisfy a redemption request from a shareholder by distributing portfolio securities pursuant to procedures adopted by the Board. The Trust has filed an election with the SEC pursuant to which the Fund may only effect a redemption in portfolio securities if the particular shareholder is redeeming more than $250,000 or 1% of the Fund’s total net assets, whichever is less, during any 90-day period.

When and How NAV is Determined

The Fund calculates its NAV as of the close of the NYSE (normally 4:00 p.m., Eastern Time) on each weekday except days when the NYSE is closed. Under unusual circumstances, the Fund may accept and process orders when the NYSE is closed if deemed appropriate by the Trust’s officers. The time at which the NAV is calculated may change in case of an emergency.

The NAV is determined by taking the market value of the class’ total assets, subtracting the class’ liabilities, and then dividing the result (net assets) by the number of outstanding shares of the class.

The Fund values securities for which market quotations are readily available at current market value other than certain short-term securities, which are valued at amortized cost. Exchange traded securities for which market quotations are readily available are valued using the last reported sales price provided by independent pricing services as of the close of trading on the NYSE (normally 4:00 p.m. Eastern time) on the Fund business day. In the absence of sales, such securities are valued at the mean of the last bid and asked price. Non-exchange traded securities for which quotations are readily available are generally valued at the mean between the current bid and asked price. Fixed-income securities may be valued at prices supplied by the Fund’s pricing agent based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity.

The Fund values securities at fair value pursuant to procedures adopted by the Board if market quotations are not readily available or the Adviser believes the prices or values available are unreliable. Market quotations may not be readily available or may be unreliable if, among other things, (1) the exchange on which the Fund’s security is principally traded closes early; (2) trading in a portfolio security was halted during the day and did not resume prior to the time as of which the Fund calculates its NAV, or (3) events occur after the close of the securities markets on which the Fund’s portfolio securities primarily trade but before the time as of which the Fund calculates its NAV.

Fair valuation is based on subjective factors and as a result, the fair value price of a security may differ from the security’s market price and may not be the price at which the security may be sold. Fair valuation could result in a different NAV than an NAV determined by using market quotes.

Distributions

Distributions of net investment income will be reinvested at the Fund’s NAV (unless you elect to receive distributions in cash) as of the last day of the period with respect to which the distribution is paid. A distribution of net capital gain will be reinvested at the Fund’s NAV (unless you elect to receive distributions in cash) on the payment date for the distribution. Cash payments may be made more than seven days following the date on which distributions would otherwise be reinvested.

Taxation

The tax information set forth in the Prospectus and in this section relate solely to U.S. Federal income tax law and assume that the Fund qualifies for treatment as a regulated investment company under the law (as discussed below). This information is only a summary of certain key Federal income tax considerations affecting the Fund and its shareholders and is in addition to the information provided in the Prospectus. No attempt has been made to present a complete explanation of the Federal tax treatment of the Fund or the tax implications to shareholders. The discussions here and in the Prospectus are not intended as substitutes for careful tax planning.

This “Taxation” section is based on the Code in effect on the date hereof. Future legislative or administrative changes or court decisions may significantly change the tax rules applicable to the Fund and its shareholders. Any of these changes or court decisions may have a retroactive effect.

All investors should consult their own tax advisers as to the Federal, state, local, and foreign tax provisions applicable to them.

The tax year end of the Fund is October 31 (the same as the Fund’s fiscal year end).

Qualification for Treatment as a Regulated Investment Company

The Fund intends, for each taxable year, to qualify for treatment as a “regulated investment company” under Subchapter M of the Code. This qualification does not involve governmental supervision of management or investment practices or policies of the Fund.

Meaning of Qualification

As a regulated investment company, the Fund will not be subject to Federal income tax on the portion of its investment company taxable income (that is, interest, dividends, the excess of net short-term capital gain over net long-term capital loss, and other taxable ordinary income, net of expenses) and net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss) that it distributes to shareholders. To continue to qualify for that treatment, the Fund must satisfy the following requirements:

•
The Fund must distribute at least 90% of its investment company taxable income for the tax year. (Certain distributions made by the Fund after the close of its taxable year are considered distributions attributable to the previous tax year for purposes of satisfying this requirement).

•
The Fund must derive at least 90% of its gross income each taxable year from (1) dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of securities or foreign securities, or other income (including gains from options, futures, and forward contracts) derived from its business of investing in securities or those currencies and (2) net income from an interest in a qualified publicly traded partnership (“QPTP”).

•
The Fund must satisfy the following asset diversification tests at the close of each quarter of a taxable year: (1) at least 50% of the value of the Fund’s assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of total assets in securities of the issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of the issuer, equity securities of a QPTP being considered voting securities for these purposes); and (2) no more than 25% of the value of the Fund’s total assets may be invested in (a) the securities of any one issuer (other than Government securities and securities of other regulated investment companies), (b) the securities (other than the securities of other regulated investment companies) of two or more issuers that the Fund controls and that are engaged in the same, similar or related trades or businesses, or (c) the securities of one or more QPTPs.

Failure to Qualify

If for any tax year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for dividends paid to shareholders, and the dividends will be taxable to the shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the Fund’s current and accumulated earnings and profits.

Failure to qualify as a regulated investment company would thus have a negative impact on the Fund’s income and performance. It is possible that the Fund will not qualify as a regulated investment company in any given tax year.

Fund Distributions

The Fund anticipates distributing substantially all of its investment company taxable income for each tax year. These distributions are taxable to shareholders as ordinary income. A portion of these distributions may qualify for the 70% dividends-received deduction for corporate shareholders.

A portion of the Fund’s distributions may be treated as “qualified dividend income,” taxable to individuals through December 31, 2010, at a maximum federal income tax rate of 15% (0% for individuals in lower tax brackets) provided that holding period and other requirements are met. To the extent the Fund’s distributions are attributable to other sources, such as interest or capital gains, the distributions are not treated as qualified dividend income.

The Fund anticipates distributing substantially all of its net capital gain for each taxable year. These distributions generally are made only once a year, usually in December, but the Fund may make additional distributions of net capital gain at any time during the year. These distributions are taxable to shareholders as a long-term capital gain regardless of how long they   have held shares. These distributions do not qualify for the dividends-received deduction or as qualified dividend income.

Distributions by the Fund that do not constitute ordinary income dividends or capital gain dividends will be treated as a return of capital. Return of capital distributions reduce shareholders’ tax basis in their shares and are treated as capital gain from the sale of the shares to the extent their basis would be reduced below zero. The Fund may have capital loss carry-overs (unutilized capital losses from prior year). These capital loss carry-overs (which can be used for up to eight years) may be used to offset any capital gain (whether short or long term). All capital loss carryovers are listed in the Fund’s financial statements. Any such loss may not be carried back.

Each distribution by the Fund will be treated in the manner described above regardless of whether the distribution is paid in cash or reinvested in additional shares of the Fund. If a shareholder receives distributions in the form of additional shares, they   will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date.

When shares are purchased, their NAV may reflect undistributed net investment income or recognized net capital gain, or unrealized appreciation in the value of the assets of the Fund. A distribution of these amounts is taxable to shareholders in the manner described above, although the distribution economically constitutes a return of capital to shareholders.

Ordinarily, shareholders are required to take distributions by the Fund into income in the year in which they are made. A distribution declared in October, November, or December of any year and payable to shareholders of record on a specified date in those months, however, is deemed to be received by shareholders (and made by the Fund) on December 31 of that year if the distribution is actually paid in January of the following year.

The Fund will send shareholders information annually as to the U.S. Federal income tax consequences of distributions made (or deemed made) during the year.

Certain Tax Rules Applicable to the Fund’s Transactions

For Federal income tax purposes, when put and call options purchased by the Fund expire unexercised, the premiums paid by the Fund give rise to short-term or long-term capital losses at the time of expiration (depending on the length of the respective exercise periods for the options). When put and call options written by the Fund expire unexercised, the premiums received by the Fund give rise to short-term capital gains at the time of expiration. When the Fund exercises a call, the purchase price of the underlying security is increased by the amount of the premium paid by the Fund. When the Fund exercises a put, the proceeds from the sale of the underlying security are decreased by the premium paid. When a put or call written by the Fund is exercised, the purchase price (selling price in the case of a call) of the underlying security is decreased (increased in the case of a call) for tax purposes by the premium received.

Certain listed options, regulated futures contracts and foreign currency contracts are considered “Section 1256 contracts” for Federal income tax purposes. Section 1256 contracts held by the Fund at the end of each tax year are “marked to market” and treated for Federal income tax purposes as though sold for fair market value on the last business day of the tax year. Gains or losses realized by the Fund on Section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses. The Fund can elect to exempt its Section 1256 contracts that are part of a “mixed straddle” (as described below) from the application of Section 1256 of the Code.

Any option, futures contract, forward contract or other position entered into or held by the Fund in conjunction with any other position held by the Fund may constitute a “straddle” for Federal income tax purposes. A straddle of which at least one, but not all, the positions are Section 1256 contracts, may constitute a “mixed straddle.” In general, straddles are subject to certain rules that may affect the amount, character, and timing of the Fund’s gains and losses with respect to straddle positions by requiring, among other things, that: (1) any loss realized on disposition of one position of a straddle may not be recognized to the extent that the Fund has unrealized gains with respect to the other position in such straddle; (2) the Fund’s holding period in straddle positions be suspended while the straddle exists (possibly resulting in gain being treated as short-term capital gain rather than long-term capital gain); (3) the losses recognized with respect to certain straddle positions which are part of a mixed straddle and which are non-Section 1256 positions be treated as 60% long-term and 40% short-term capital loss; (4) losses recognized with respect to certain straddle positions which would otherwise constitute short-term capital losses be treated as long-term capital losses; and (5) the deduction of interest and carrying charges attributable to certain straddle positions may be deferred. Various elections are available to the Fund, which may mitigate the effects of the straddle rules, particularly with respect to mixed straddles. In general, the straddle rules described above do not apply to any straddles held by the Fund if all of the offsetting positions consist of Section 1256 contracts.

Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, gains or losses from the disposition of foreign currencies, from the disposition of debt securities denominated in a foreign currency, or from the disposition of a forward contract denominated in a foreign currency which are attributable to fluctuations in the value of the foreign currency between the date of acquisition of the asset and the date of disposition also are treated as ordinary income or loss. These gains or losses increase or decrease the amount of the Fund's investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund's net capital gain.

Under current Federal tax law, if the Fund invests in bonds issued with "original issue discount," the Fund generally will be required to include in income as interest each year, in addition to stated interest received on such bonds, a portion of the excess of the face amount of the bonds over their issue price, even though the Fund does not receive payment with respect to such discount during the year. With respect to “market discount bonds” (i.e., bonds purchased by the Fund at a price less than their issue price plus the portion of “original issue discount” previously accrued thereon), the Fund may likewise elect to accrue and include in income each year a portion of the market discount with respect to such bonds. As a result, in order to make the distributions necessary for the Fund not to be subject to Federal income or excise taxes, the Fund may be required to pay out as an income distribution each year an amount greater than the total amount of cash that the Fund has actually received as interest during the year.

If the Fund owns shares in a foreign corporation that constitutes a “passive foreign investment company” (a “PFIC”) for Federal income tax purposes and the Fund does not elect to treat the foreign corporation as a “qualified electing fund” within the meaning of the Code, the Fund may be subject to U.S. Federal income taxation on a portion of any “excess distribution” it receives from the PFIC or any gain it derives from the disposition of such shares, even if such income is distributed as a taxable dividend by the Fund to its shareholders. The Fund may also be subject to additional interest charges in respect of deferred taxes arising from such distributions or gains. Any tax paid by the Fund as a result of its ownership of shares in a PFIC will not give rise to any deduction or credit to the Fund or to any shareholder. A PFIC means any foreign corporation (with certain exceptions) if, for the taxable year involved, either (1) it derives at least 75% of its gross income from “passive income” (including interest, dividends, royalties, rents, and annuities) or (2) on average, at least 50% of the value (or adjusted tax basis, if elected) of the assets held by the corporation produce “passive income.” The Fund could elect to "mark-to-market" stock in a PFIC. Under such an election, the Fund would include in gross income (and treat as ordinary income) each taxable year an amount equal to the excess, if any, of the fair market value of the PFIC stock as of the close of the taxable year over the Fund's adjusted basis in the PFIC stock. The Fund would be allowed a deduction for the excess, if any, of the adjusted basis of the PFIC stock over the fair market value of the PFIC stock as of the close of the taxable year, but only to the extent of any net mark-to-market gains included by the Fund for prior taxable years. The Fund's adjusted basis in the PFIC stock would be adjusted to reflect the amounts included in, or deducted from, income under this election. Amounts included in income pursuant to this election, as well as gain realized on the sale or other disposition of the PFIC stock, would be treated as ordinary income. The deductible portion of any mark-to-market loss, as well as loss realized on the sale or other disposition of the PFIC stock to the extent that such loss does not exceed the net mark-to-market gains previously included by the Fund, would be treated as ordinary loss. The Fund generally would not be subject to the deferred tax and interest charge provisions discussed above with respect to PFIC stock for which a mark-to-market election has been made. If the Fund purchases shares in a PFIC and the Fund does elect to treat the foreign corporation as a "qualified electing fund" under the Code, the Fund may be required to include in its income each year a portion of the ordinary income and net capital gains of the foreign corporation, even if this income is not distributed to the Fund. Any such income would be subject to the 90% and calendar year distribution requirements described above.

Federal Excise Tax

A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to the sum of: (1) 98% of its ordinary taxable income for the calendar year plus (2) 98% of its capital gain net income for the one-year period ended on October 31 of the calendar year. The balance of the Fund’s income must be distributed during the next calendar year. The Fund will be treated as having distributed any amount on which it is subject to income tax for any taxable year ending in the calendar year.

For purposes of calculating the excise tax, the Fund: (1) reduces its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year; and (2) excludes foreign currency gains and losses incurred after October 31 of any year in determining the amount of ordinary taxable income for the current calendar year. The Fund will include foreign currency gains and losses incurred after October 31 in determining ordinary income for the succeeding calendar year.

The Fund intends to make sufficient distributions of its ordinary income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. Investors should note, however, that the Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

Redemption of Shares

In general, a shareholder will recognize gain or loss on the redemption of shares of the Fund in an amount equal to the difference between the proceeds of the redemption and their adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if a shareholder purchases Fund shares (for example, by reinvesting dividends) within 30 days before or after the redemption (a “wash sale”). If disallowed, the loss will be reflected in an upward adjustment to the basis of the shares purchased. In general, any gain or loss arising from the redemption of shares of the Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. Any capital loss arising from the redemption of shares held for six months or less, however, is treated as a long-term capital loss to the extent of the amount of distributions of net capital gain received on such shares. In determining the holding period of such shares for this purpose, any period during which a shareholder’s   risk of loss is offset by means of options, short sales or similar transactions is not counted. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a non-corporate taxpayer, $3,000 of ordinary income.

Backup Withholding

The Fund will be required in certain cases to withhold and remit to the U.S. Treasury 28% of distributions, and, in the case of failure described in clause (1) below, the proceeds of redemptions of shares (regardless of whether a shareholder realizes a gain or a loss) otherwise payable to a shareholders if the shareholder: (1) has failed to provide a correct taxpayer identification number; (2) is subject to backup withholding by the IRS for failure to report the receipt of interest or dividend income properly; or (3) has failed to certify to the Fund that such shareholder is not subject to backup withholding or is a corporation or other “exempt recipient.” Backup withholding is not an additional tax; rather any amounts so withheld may be credited against a shareholder’s Federal income tax liability or refunded.

State and Local Taxes

The tax rules of the various states of the United States and their local jurisdictions with respect to an investment in the Fund can differ from the U.S. Federal income taxation rules described above. These state and local rules are not discussed herein. Shareholders are urged to consult their tax adviser as to the consequences of state and local tax rules with respect to an investment in the Fund.

Foreign Taxes

Income received by the Fund from sources within foreign countries and gains it realizes on the disposition of foreign securities may be subject to foreign income taxes withheld at the source. The U.S. has entered into tax treaties with many foreign countries that may entitle the Fund to receive a reduced rate of such taxes or exemptions from taxes on such income. It is impossible to know the effective rate of foreign tax in advance since the amount of the Fund’s assets to be invested within various countries cannot be determined. If more than 50% of the value of the Fund’s total assets at the close of the year consists of stocks or securities of foreign corporations, the Fund will be eligible and intends to file an election with the IRS to pass through to its shareholders the amount of foreign taxes paid by the Fund. However, there can be no assurance that the Fund will be able to do so. Pursuant to this election, shareholders will be required to (1) include in gross income (in addition to taxable dividends actually received) their pro rata share of foreign taxes paid by the Fund, (2) treat their pro rata share of such foreign taxes as having been paid by them and (3) either deduct such pro rata share of foreign taxes in computing their taxable income or treat such foreign taxes as a credit against federal income taxes. Shareholders may be subject to rules which limit or reduce their ability to fully deduct, or claim a credit for, their pro rata share of the foreign taxes paid by the Fund.

Other Matters

The Trust and Its Shareholders

General Information

Forum Funds was organized as a business trust (now known as a statutory trust) under the laws of the State of Delaware on August 29, 1995. On January 5, 1996, the Trust succeeded to the assets and liabilities of Forum Funds, Inc.

The Trust is registered as an open-end, management investment company under the 1940 Act. The Trust offers shares of beneficial interest in its series. As of the date hereof, the Trust consisted of the following shares of beneficial interest:

Absolute Opportunities Fund(4)
Absolute Strategies Fund(1)
Adams Harkness Small Cap Growth Fund
Auxier Focus Fund(2)
Beck, Mack & Oliver Global Equity Fund (f/k/a Austin Global Equity Fund)
Beck, Mack & Oliver Partners Fund
Brown Advisory Core International Fund(4)
Brown Advisory Flexible Value Fund (f/k/a Flag
      Investors – Equity Opportunity Fund)(6)
Brown Advisory Growth Equity Fund(3)
Brown Advisory Intermediate Income Fund(3)
Brown Advisory Maryland Bond Fund(4)
Brown Advisory Opportunity Fund(3)
Brown Advisory Small-Cap Growth Fund(5)
Brown Cardinal Small Companies Fund (f/k/a Brown Advisory Small-Cap Value Fund)(3)
Brown Advisory Small-Cap Fundamental Value Fund(3)

Brown Advisory Value Equity Fund(3)
DF Dent Premier Growth Fund
Fountainhead Special Value Fund
Golden Large Cap Core Fund(7)
Golden Small Cap Core Fund(7)
Grisanti Brown Value Fund(11)
Lou Holland Growth Fund(10)
Merk Absolute Return Currency Fund(9)
Merk Asian Currency Fund(9)
Merk Hard Currency Fund(9)
Payson Total Return Fund
Polaris Global Value Fund
The BeeHive Fund
Waterville Large Cap Value Fund(7)

(1)	The Trust registered for sale shares of beneficial interest in Institutional and R classes of this series.
(2)	The Trust registered for sale shares of beneficial interest in Investor and A classes of this series.
(3)
The Trust registered for sale shares of beneficial interest in Institutional and A classes of this series. Currently A shares of Brown Advisory Small-Cap Fundamental Value Fund are not publicly offered.

(4)	The Trust registered for sale shares of beneficial interest in an Institutional class of these series.
(5)
The Trust registered for sale shares of beneficial interest in Institutional and A classes of this series. The Brown Advisory Small-Cap Growth Fund has ceased the public offering of D Shares. This means that the class is closed to new investors and current shareholders cannot purchase additional shares except through a pre-established reinvestment program.

(6)	The Trust registered for sale shares of beneficial interests in Institutional and A classes of these series.
(7)
The Trust registered for sale shares of beneficial interests in Institutional and Investor classes of these series. Currently Investor Shares Golden Large Cap Core Fund and Golden Small Cap Core Fund are not offered for sale.

(8)	The Trust registered for sale shares of beneficial interests in Institutional, A and C classes of these series.
(9)	The Trust registered for sale shares of beneficial interests in an Investor class of these series.
(10)	The Trust registered for sale shares of beneficial interests in Institutional, Investor, A and C classes of these series.
(11)	The Trust registered for sale shares of beneficial interest in an I Shares class of this series. Previously, Grisanti Brown Value Fund’s I Shares Class was named “Institutional Shares . ”

The Trust has an unlimited number of authorized shares of beneficial interest. The Board may, without shareholder approval, divide the authorized shares into an unlimited number of separate series and may divide series into classes of shares; the costs of doing so will be borne by the Trust.

The Trust and the Fund will continue indefinitely until terminated.

Series and Classes of the Trust

Each series or class of the Trust may have a different expense ratio and its expenses will affect each class’s performance. For more information on any other series or class of shares of the Trust, investors may contact the transfer agent.

Shareholder Voting and Other Rights

Each share of each series of the Trust and each class of shares has equal dividend, distribution, liquidation, and voting rights, and fractional shares have those rights proportionately, except that expenses related to the distribution of the shares of each series or class (and certain other expenses such as transfer agency, shareholder service, and administration expenses) are borne solely by those shares and each series or class votes separately with respect to the provisions of any Rule 12b-1 plan which pertains to the series or class and other matters for which separate series or class voting is appropriate under applicable law. Generally, shares will be voted separately by individual series except if: (1) the 1940 Act requires shares to be voted in the aggregate and not by individual series; and (2) the Trustees determine that the matter affects more than one series and all affected series must vote. The Trustees may also determine that a matter only affects certain series or classes of the Trust and thus only those such series or classes are entitled to vote on the matter. Delaware law does not require the Trust to hold annual meetings of shareholders, and it is anticipated that shareholder meetings will be held only when specifically required by Federal or state law. There are no conversion or preemptive rights in connection with shares of the Trust.

All shares, when issued in accordance with the terms of the offering, will be fully paid and nonassessable.

A shareholder in a series is entitled to the shareholder’s pro-rata share of all distributions arising from that series’ assets and, upon redeeming shares, will receive the portion of the series’ net assets represented by the redeemed shares.

Shareholders representing 10% or more of the Trust’s (or a series’) shares may, as set forth in the Trust Instrument, call meetings of the Trust (or series) for any purpose related to the Trust (or series), including, in the case of a meeting of the Trust, the purpose of voting on removal of one or more Trustees.

Termination or Reorganization of Trust or Its Series

The Trustees, may, without prior shareholder approval, change the form of organization of the Trust by merger, consolidation or incorporation, so long as the surviving entity is an open-end management investment company. Under the Trust Instrument, the Trustees may also, without shareholder vote, sell and convey all or substantially all of the assets of the Trust to another trust, partnership, association or corporation, or cause the Trust to incorporate in the state of Delaware, so long as the surviving entity is an open-end, management investment company that will succeed to or assume the Trust’s registration statement.

Under the Trust Instrument, the Trustees may, with shareholder consent, sell or convey the assets of series created on or before May 1, 1999, or reorganize those series into another investment company registered under the 1940 Act. The sale or conveyance of assets of series created after May 1, 1999, or the reorganization of those series into another investment company registered under the 1940 Act may be effected by the Trustees without shareholder consent.

Fund Ownership

As of February 5, 2010, the officers and Trustees of the Trust, as a group, owned less than 1% of the Fund’s shares.

As of February 5, 2010, certain shareholders of record owned 5% or more of the Fund’s shares. Shareholders known by the Fund to own beneficially or of record 5% or more of the Fund’s shares are listed in Table 8 in Appendix B.

From time to time, certain shareholders, beneficially or of record may own 25% or more of a Fund and as a result may be deemed pursuant to the 1940 Act to control the Fund. As of February 5, 2010, Roger E. King and King Investment Advisors, Inc., which is controlled by Mr. King and is the Adviser to the Fund, together held 43.61 % of the shares of the Fountainhead Special Value Fund. Mr. King's address is the same as that of the Adviser. Mr. King, by virtue of his controlling interest in the Adviser, is presumed to control the entire holding. Accordingly, Mr. King may be able to require the Fund to hold a shareholder meeting and may be able to greatly affect, if not determine, the outcome of a shareholder vote.

Limitations on Shareholders’ and Trustees’ Liability

Delaware law provides that Fund shareholders are entitled to the same limitations of personal liability extended to stockholders of private corporations for profit. In the past, the Trust believes that the securities regulators of some states, however, have indicated that they and the courts in their states may decline to apply Delaware law on this point. The Trust’s Trust Instrument (the document that governs the operation of the Trust) contains an express disclaimer of shareholder liability for the debts, liabilities, obligations, and expenses of the Trust. The Trust’s Trust Instrument provides for indemnification out of each series’ property of any shareholder or former shareholder held personally liable for the obligations of the series. The Trust Instrument also provides that each series shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the series and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which Delaware law does not apply, no contractual limitation of liability was in effect and the portfolio is unable to meet its obligations. The Administrator believes that, in view of the above, there is no risk of personal liability to shareholders.

The Trust Instrument provides that the Trustees shall not be liable to any person other than the Trust and its shareholders. In addition, the Trust Instrument provides that the Trustees shall not be liable for any conduct whatsoever, provided that a Trustee is not protected against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Proxy Voting Procedures

Copies of the Trust’s and Adviser’s proxy voting procedures are included in Appendix C. Information regarding how the Fund voted proxies relating to portfolio securities during the twelve-month period ended June 30, will be available (1) without charge, upon request, by contacting the Transfer Agent at (800) 868-9535 and (2) on the SEC’s website at http://www.sec.gov.

Code of Ethics

The Trust, the Adviser and the principal underwriter have adopted codes of ethics under Rule 17j-1, as amended, of the 1940 Act. These codes permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Fund.

Registration Statement

This SAI and the Prospectus do not contain all the information included in the Trust’s registration statement filed with the SEC under the 1933 Act with respect to the securities offered hereby. The registration statement, including the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C.

Statements contained herein and in the Prospectus as to the contents of any contract or other documents are not necessarily complete and, in each instance, are qualified by reference to the copy of such contract or other documents filed as exhibits to the registration statement.

Financial Statements

The Fund’s Financial Statements and Financial Highlights for the fiscal year ended October 31, 2009, are incorporated by reference into this SAI from the Fund’s Annual Report to shareholders and have been audited by BBD, LLP an independent registered public accounting firm, as stated in its report, which is incorporated herein by reference, and have been so incorporated in reliance upon reports of such firm, given upon its authority as an expert in accounting and auditing.

Appendix A Description of Securities Ratings

A.	Long-Term Ratings

1.
Moody’s Investors Service – Long-Term Corporate Obligation Ratings

Moody’s long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings use Moody’s Global Scale and reflect both the likelihood of default and any financial loss suffered in the event of default.

Aaa	Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A	Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa	Obligations rated Baa are subject to moderate credit risk. They are considered medium grade and as such may possess certain speculative characteristics.

Ba	Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B	Obligations rated B are considered speculative and are subject to high credit risk.

Caa	Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C	Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note
Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

2.
Standard and Poor’s – Long-Term Issue Credit Ratings (including Preferred Stock)

Issue credit ratings are based, in varying degrees, on the following considerations:
• Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;
• Nature of and provisions of the obligation;
• Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.
Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA	An obligation rated 'AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA	An obligation rated 'AA' differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A
An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB
An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Note
Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB
An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B
An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC
An obligation rated 'CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC	An obligation rated 'CC' is currently highly vulnerable to nonpayment.

C
A 'C' rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the 'C' rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument's terms.

D
An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Note	Plus (+) or minus (-). The ratings from 'AA' to 'CCC' may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

NR
This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

3.
Fitch – International Long-Term Credit Ratings

International Long-Term Credit Ratings (LTCR) may also be referred to as Long-Term Ratings. When assigned to most issuers, it is used as a benchmark measure of probability of default and is formally described as an Issuer Default Rating (IDR). The major exception is within Public Finance, where IDRs will not be assigned as market convention has always focused on timeliness and does not draw analytical distinctions between issuers and their underlying obligations. When applied to issues or securities, the LTCR may be higher or lower than the issuer rating (IDR) to reflect relative differences in recovery expectations.

The following rating scale applies to foreign currency and local currency ratings:

Investment Grade

AAA
Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA
Very high credit quality. 'AA' ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A
High credit quality. 'A' ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB
Good credit quality. 'BBB' ratings indicate that there are currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

Speculative Grade

BB
Speculative. 'BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B
Highly speculative. 'B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC	Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic conditions.

CC	Default of some kind appears probable.

C	Default is imminent.

RD	Indicates an entity that has failed to make due payments (within the applicable grace period) on some but not all material financial obligations, but continues to honor other classes of obligations.

D
Indicates an entity or sovereign that has defaulted on all of its financial obligations. Default generally is defined as one of the following:

Failure of an obligor to make timely payment of principal and/or interest under the contractual terms of any financial obligation;
The bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of business of an obligor;
The distressed or other coercive exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation.
Default ratings are not assigned prospectively; within this context, non-payment on an instrument that contains a deferral feature or grace period will not be considered a default until after the expiration of the deferral or grace period.

Issuers will be rated 'D' upon a default. Defaulted and distressed obligations typically are rated along the continuum of 'C' to 'B' ratings categories, depending upon their recovery prospects and other relevant characteristics. Additionally, in structured finance transactions, where analysis indicates that an instrument is irrevocably impaired such that it is not expected to meet pay interest and/or principal in full in accordance with the terms of the obligation's documentation during the life of the transaction, but where no payment default in accordance with the terms of the documentation is imminent, the obligation may be rated in the 'B' or 'CCC-C' categories.

Default is determined by reference to the terms of the obligations' documentation. Fitch will assign default ratings where it has reasonably determined that payment has not been made on a material obligation in accordance with the requirements of the obligation's documentation, or where it believes that default ratings consistent with Fitch's published definition of default are the most appropriate ratings to assign.

Note
The modifiers "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' Long-term rating category, to categories below 'CCC', or to Short-term ratings other than 'F1'. (The +/- modifiers are only used to denote issues within the CCC category, whereas issuers are only rated CCC without the use of modifiers.)

B.	Preferred Stock Ratings

1.	Moody’s Investors Service

aaa
An issue which is rated “aaa” is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

aa
An issue which is rated “aa” is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well-maintained in the foreseeable future.

a
An issue which is rated “a” is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the “aaa” and “aa” classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

baa
An issue which is rated “baa” is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

ba
An issue which is rated “ba” is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

b
An issue which is rated “b” generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

caa	An issue which is rated “caa” is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

ca	An issue which is rated “ca” is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

c	This is the lowest rated class of preferred or preference stock. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note
Moody’s applies numerical modifiers 1, 2, and 3 in each rating classification; The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

C.	Short Term Ratings

1.	Moody’s Investors Service

Moody's short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody's employs the following designations to indicate the relative repayment ability of rated issuers:

P-1	Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2	Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3	Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP	Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note	Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

2.	Standard and Poor’s

A-1
A short-term obligation rated 'A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2
A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3
A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B
A short-term obligation rated 'B' is regarded as having significant speculative characteristics. Ratings of 'B-1', 'B-2', and 'B-3' may be assigned to indicate finer distinctions within the 'B' category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B-1
A short-term obligation rated 'B-1' is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-2
A short-term obligation rated 'B-2' is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-3
A short-term obligation rated 'B-3' is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C
A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D
A short-term obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Note
Dual Ratings. Standard & Poor's assigns "dual" ratings to all debt issues that have a put option or demand feature as part of their structure. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term rating symbols are used for bonds to denote the long-term maturity and the short-term rating symbols for the put option (for example, 'AAA/A-1+'). With U.S. municipal short-term demand debt, note rating symbols are used with the short-term issue credit rating symbols (for example, 'SP-1+/A-1+').

3.
Fitch

The following ratings scale applies to foreign currency and local currency ratings. A Short-term rating has a time horizon of less than 13 months for most obligations, or up to three years for U.S. public finance, in line with industry standards, to reflect unique risk characteristics of bond, tax, and revenue anticipation notes that are commonly issued with terms up to three years. Short-term ratings thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1	Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2	Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3	Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near term adverse changes could result in a reduction to non investment grade.

B	Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near term adverse changes in financial and economic conditions.

C	High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D	Indicates an entity or sovereign that has defaulted on all of its financial obligations.

Note
The modifiers "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' Long-term rating category, to categories below 'CCC', or to Short-term ratings other than 'F1'. (The +/- modifiers are only used to denote issues within the CCC category, whereas issuers are only rated CCC without the use of modifiers.)

Appendix B - Miscellaneous Tables

Tables 1 through 8 provide information for the Fountainhead Special Value Fund for the last three fiscal years ended October 31.

Table 1 – Investment Advisory Fees

The following table shows the dollar amount of fees paid to the Adviser with respect to the Fund, the amount of fees waived by the Adviser, if any, and the actual fees received by the Adviser. The data is for the past three fiscal years.

	Advisory Fee	Advisory Fee Waived	Advisory Fee Retained
Year Ended October 31, 2009	$67,610	$67,610	$0
Year Ended October 31, 2008	$104,476	$104,476	$0
Year Ended October 31, 2007	$160,916	$137,036	$23,880

Table 2 – Compliance Fees

The following table shows the dollar amount of compliance fees accrued by the Fund the amount of fees that was waived by FCS and Atlantic, if any. The actual fees received by FCS were $15,269 for the period ended May 31, 2008, and the actual fees received by Atlantic were $13,347 for the period June 1 through October 31, 2008. The data is for the past three fiscal years.

	Compliance Fee	Compliance Fee Waived	Compliance Fee Retained
Year Ended October 31, 2009	$28,866	$278	$28,588
Year Ended October 31, 2008	$28,616	$2,374	$26,242
Year Ended October 31, 2007	$26,908	$0	$26,908

Table 3 – Administration Fees

The following table shows the dollar amount of fees payable to Citi, the Fund’s prior administrator, and Atlantic, with respect to the Fund, and the amount of fees waived, if any. The actual fees received by Citi were $71,266 for the period ended May 31, 2008, and the actual fees received by Atlantic were $63,656 for the period June 1, 2008 through October 31, 2008.
The data is for the past three fiscal years.

	Administration Fee	Administration Fee Waived	Administration Fee Retained
Year Ended October 31, 2009	$135,000	$102,787	$32,213
Year Ended October 31, 2008	$134,922	$11,251	$123,671
Year Ended October 31, 2007	$71,873	$0	$71,873

Table 4 – Accounting Fees

The following table shows the dollar amount of fees payable to Citi, the Fund’s prior accountant, and Atlantic, with respect to the Fund, And the amount of fees waived, if any. The actual fees received by Citi were $0 for the period ended May 31, 2008, and the actual fees received by Atlantic were $(12) for the period June 1, 2008 through October 31, 2008.
The data is for the past three fiscal years.

	Accounting Fee	Accounting Fee Waived	Accounting Fee Retained
Year Ended October 31, 2009	$0	$0	$0
Year Ended October 31, 2008	$ (12)	$0	$ 0
Year Ended October 31, 2007	$26,427	$0	$26,427

Table 5 – Commissions

The following table shows the brokerage commissions of the Fund. The data is for the past three fiscal years.

	Total Brokerage Commissions ($)	Total Brokerage Commissions ($) Paid to an Affiliate of the Fund or Adviser	% of Brokerage Commissions Paid to an Affiliate of the Fund or Adviser	% of Transactions Executed by an Affiliate of the Fund or Adviser
Year Ended October 31, 2009	$38,142	None	None	None
Year Ended October 31, 2008	$ 75,771	None	None	None
Year Ended October 31, 2007	$103,940	None	None	None

Table 6 – Securities of Regular Brokers or Dealers

The following table lists the regular brokers and dealers of the Fund whose securities (or the securities of the parent company) were acquired during the past fiscal year and the aggregate value of the Fund’s holdings of those securities as of the Fund’s fiscal year ended October 31, 2008.

	Regular Broker or Dealer	Value Held
Year Ended October 31, 2009	N/A	$0
Year Ended October 31, 2008	N/A	$0
Year Ended October 31, 2007	N/A	$0

Table 7 – Directed Brokerage

The following table lists each broker to whom the Funds directed brokerage in return for research services, the amount of transactions so directed and the amount of commissions generated therefrom. The data is for the past three fiscal years.

	Broker	Amount Directed	Amount of Commissions Generated
Year Ended October 31, 2009
	AG Edwards	$12,132	$75
	Barclays Capital Inc.	201,297	540
	Cantor Fitzgerald	74,075	455
	Cowen & Co.	207,834	564
	Direct Access Partners LLC	11,643,278	28,346
	Friedman, Billings, Ramsey & Co., Inc	1,343,281	3,740
	JP Morgan	497,355	1,215
	Knight Securities	365,695	729
	Leerink Swann & Co.	308,560	308
	Sandler O’Neill	211,111	295
	Smith Barney	648,453	1,560
	Tudor Pickering	177.859	315

Year Ended October 31, 2008	Cantor Fitzgerald & Co.	$1,863,862	$2,475
	CSFB	533,257	975
	Cowen & Co.	1,277,828	4,125
	DAP	22,483,329	47,711
	Deutsche Bank Alex. Brown	721,439	1,520
	Friedman, Billings, Ramsey & Co., Inc	864,776	2,035
	Jefferies & Company, Inc.	617,024	2,275
	Keefe, Bruyette & Woods, Inc	331,950	1,325
	LaBranche Financial Services, LLC	316,998	500
	Lehman Brothers	599,357	1,505
	Leerink Sw	332,616	775
	Miller Tabak + Co, LLC	649,747	2,100
	Sandler	692,701	1,200
	Smith Barney	895,323	1,205
	Stanford Group Company	668,208	800
	Tudor Pick	97,373	100

Year Ended October 31, 2007	Banc of America Securities, LLC	$994,242	$3,725
	Bear Stearns & Co, Inc.	801,353	2,285
	Cantor Fitzgerald & Co.	584,849	1,600
	Cowen & Co.	1,888,382	4,041
	Friedman, Billings, Ramsey & Co., Inc.	2,181,472	2,500
	Jefferies & Company, Inc.	2,515,775	3,785
	Keefe, Bruyette & Woods, Inc	2,910,431	8,300
	Knight Securities	2,426,039	11,535
	LaBranche Financial Services, LLC	26,577,394	51,999
	Lehman Brothers	1,000,606	1,950
	Miller Tabak + Co, LLC	635,568	1,810
	Morgan Stanley	1,189,633	2,120
	Smith Barney	2,790,742	7,465
	Stanford Group Company	578,102	825

Table 8 – 5% Shareholders

The following table lists: (1) the persons who owned of record 5% or more of the outstanding shares of the Fund; and (2) any person known by the Fund to own beneficially 5% or more of the shares of the Fund, as of February 4, 2010.

Name and Address	% of Fund
KING INVESTMENT ADVISORS ROGER E KING PSP 1980 POST OAK BLVD 2400 ATTN GEORGANN WOLCOTT HOUSTON, TX 77056	22.29%
KING INVESTMENT ADVISORS INC 1980 POST OAK BLVD STE 2400 ATTN GEORGANN WOLCOTT HOUSTON, TX 77056-3898	9.46%
ROGER E KING SEPARATE PROPERTY 1980 POST OAK BLVD STE 2400 HOUSTON, TX 77056-3898	7.35%
CHARLES SCHWAB CP 101 MONTGOMERY STREET SAN FRANCISCO, CA 94101	5.29%

Appendix C Proxy Voting Procedures

FORUM FUNDS
POLICIES AND PROCEDURES FOR SHAREHOLDER VOTING
July 31, 2003
As Amended September 14, 2004, and December 11, 2009

SECTION 1. PURPOSE

Shareholders of the various series of Forum Funds (the "Trust") expect the Trust to vote proxies received from issuers whose voting securities are held by a series of the Trust (each a "Fund"). The Trust exercises its voting responsibilities as a fiduciary, with the goal of maximizing the value of the Trust's and its shareholders' investments.

This document describes the Policies and Procedures for Voting Proxies ("Policies")
received from issuers whose voting securities are held by each Fund.

SECTION 2.   RESPONSIBILITIES

Adviser. Pursuant to the investment advisory agreements between the Trust and the investment advisers providing advisory services to the Funds, the Trust has delegated the authority to vote proxies received by a Fund regarding securities contained in its portfolio to its investment adviser (each an "Adviser"). These Policies are to be implemented by each Adviser of each Fund for which it provides advisory services. To the extent that these Policies do not cover potential voting issues with respect to proxies received by a Fund, the Adviser shall act on behalf of the applicable Fund to promote the Fund's investment objectives, subject to the provisions of these Policies.

The Adviser shall periodically inform its employees (i) that they are under an obligation to be aware of the potential for conflicts of interest on the part of the Adviser with respect to voting proxies on behalf of the Funds, both as a result of the employee's personal relationships and due to circumstances that may arise during the conduct of the Adviser's business, and (ii) that employees should bring conflicts of interest of which they become aware to the attention of the management of the Adviser.
The Adviser shall be responsible for coordinating the delivery of proxies by the Fund's custodian to the Adviser or to an agent of the Adviser selected by the Adviser to vote proxies with respect to which the Adviser has such discretion (a "Proxy Voting Service").

Reporting . The Adviser shall provide periodic reports to the Trust as to the implementation and operation of these Policies and the proxy voting policies and procedures of the Adviser as they relate to the Funds.

SECTION 3. SCOPE

These Policies summarize the Trust's positions on various issues of concern to investors in issuers of publicly-traded voting securities, and give guidance about how each Adviser should vote the Fund's shares on each issue raised in a proxy statement. These Policies are designed to reflect the types of issues that are typically presented in proxy statements for issuers in which a Fund may invest; they are not meant to cover every possible proxy voting issue that might arise. Accordingly, the specific policies and procedures listed below are not exhaustive and do not address all potential voting issues or the intricacies that may surround specific issues in all cases. For that reason, there may be instances in which votes may vary from these Policies.

SECTION 4. POLICIES AND PROCEDURES FOR VOTING PROXIES

(A)   General
(1)   Use of Adviser Proxy Voting Guidelines or Proxy Voting Service. If (A) the Adviser has proprietary proxy voting guidelines that it uses for its clients or the Adviser uses a Proxy Voting Service and the Proxy Voting Service has published guidelines for proxy voting; (B) the Trust’s Board of Trustees (the “Board”) has been notified that the Adviser intends to use such Adviser or Proxy Voting Service proxy voting guidelines to vote an applicable Fund’s proxies and has approved such guidelines; and (C) the Adviser’s or Proxy Voting Service’s Guidelines are filed as an exhibit to the applicable Fund’s Registration Statement (each considered “Adviser Guidelines”), then the Adviser may vote, or may delegate to the Proxy Voting Service the responsibility to vote, the Fund’s proxies consistent with such Adviser Guidelines.

(2)   Absence of Proxy Voting Guidelines. In the absence of Adviser Guidelines, the Adviser shall vote the Fund’s proxies consistent with Sections B and C below.

(B)   Routine Matters

As the quality and depth of management is a primary factor considered when investing in an issuer, the recommendation of the issuer’s management on any issue will be given substantial weight. The position of the issuer's management will not be supported in any situation where it is determined not to be in the best interests of the Fund's shareholders.

(1)   Election of Directors. Proxies should be voted for a management-proposed slate of directors unless there is a contested election of directors or there are other compelling corporate governance reasons for withholding votes for such directors. Management proposals to limit director liability consistent with state laws and director indemnification provisions should be supported because it is important for companies to be able to attract qualified candidates.

(2)   Appointment of Auditors. Management recommendations will generally be supported.

(3)   Changes in State of Incorporation or Capital Structure. Management recommendations about reincorporation should be supported unless the new jurisdiction in which the issuer is reincorporating has laws that would materially dilute the rights of shareholders of the issuer. Proposals to increase authorized common stock should be examined on a case-by-case basis. If the new shares will be used to implement a poison pill or another form of anti-takeover device, or if the issuance of new shares could excessively dilute the value of outstanding shares upon issuance, then such proposals should be evaluated to determine whether they are in the best interest of the Fund's shareholders.

(C)             Non-Routine Matters

(1)   Corporate Restructurings, Mergers and Acquisitions. These proposals should be examined on a case-by-case basis.

(2)   Proposals Affecting Shareholder Rights. Proposals that seek to limit shareholder rights, such as the creation of dual classes of stock, generally should not be supported.

(3)   Anti-takeover Issues. Measures that impede takeovers or entrench management will be evaluated on a case-by-case basis taking into account the rights of shareholders and the potential effect on the value of the company.

(4)   Executive Compensation. Although management recommendations should be given substantial weight, proposals relating to executive compensation plans, including stock option plans, should be examined on a case-by-case basis to ensure that the long-term interests of management and shareholders are properly aligned.

(5)   Social and Political Issues. These types of proposals should generally not be supported if they are not supported by management unless they would have a readily-determinable, positive financial effect on shareholder value and would not be burdensome or impose unnecessary or excessive costs on the issuer.

(D)   Conflicts of Interest

Each Adviser is responsible for maintaining procedures to identify conflicts of interest and, when applicable, determining the adequacy of a Proxy Voting Service’s procedures to identify conflicts. The Trust recognizes that under certain circumstances an Adviser or Proxy Voting Service may have a conflict of interest in voting proxies on behalf of a Fund advised by the Adviser. A "conflict of interest" includes, for example, any circumstance when the Fund, the Adviser, the principal underwriter, the Proxy Voting Service or one or more of their affiliates (including officers, directors and employees) knowingly does business with, receives compensation from, or sits on the board of, a particular issuer or closely affiliated entity, and, therefore, may appear to have a conflict of interest between its own interests and the interests of Fund shareholders in how proxies of that issuer are voted.
If a Proxy Voting Service determines it has a conflict of interest with respect to voting proxies on behalf of the Fund, the Adviser shall vote the proxy in the best interests of the Fund and its shareholders.
If the Adviser determines that it has a conflict of interest with respect to voting proxies on behalf of a Fund, then the Adviser shall contact the Chairman of the Board. In the event that the Chairman determines that he has a conflict of interest, the Chairman shall submit the matter for determination to another member of the Board who is not an "interested person" of the Trust, as defined in the Investment Company Act of 1940, as amended. In making a determination, the Chairman will consider the best interests of Fund shareholders and may consider the recommendations of the Adviser or independent third parties that evaluate proxy proposals. The Adviser will vote the proposal according to the determination and maintain records relating to this process.

(E)           Abstention

The Trust may abstain from voting proxies in certain circumstances. The Adviser or the Chairman of the Board may determine, for example, that abstaining from voting is appropriate if voting may be unduly burdensome or expensive, or otherwise not in the best economic interest of the Fund's shareholders, such as when foreign proxy issuers impose unreasonable or expensive voting or holding requirements or when the costs to the Fund to effect a vote would be uneconomic relative to the value of the Fund's investment in the issuer.

KING INVESTMENT ADVISORS, INC.

PROXY VOTING
POLICIES AND PROCEDURES

King Investment Advisors, Inc. (KING) has adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of our clients, in accordance with our fiduciary duties and SEC rule 206(4)-6 under the Investment Advisers Act of 1940. Our authority to vote the proxies of our clients is established by our advisory contracts or comparable documents, and our proxy voting guidelines have been tailored to reflect these specific contractual obligations. In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts set out in Department of Labor Bulletin 94-2, 29 C.F.R. 2509.94-2 (July 29, 1994).

I.	PROXY VOTING GENERAL POLICY

A.
Clients’ Best Interest. KING’s proxy voting procedures are designed and implemented in a way that is reasonably expected to ensure that proxy matters are conducted in the best interest of our clients. Furthermore, each proxy vote is ultimately cast on a case-by-case basis, taking into consideration the contractual obligations under the advisory agreement, and all other relevant facts and circumstances at the time of the vote. When required, KING will tailor its proxy voting procedures to suit clients which have adopted their own procedures. Any material conflicts involving proxy voting are resolved in the best interest of the client.

B.	Limitations. Under some circumstances, KING will take a limited role in voting proxies as specified in a client’s investment advisory contract. Such limitations may include:

1.	KING declines to take responsibility for voting client proxies when the client instructs the custodian to mail the proxy material directly to the client.

2.
KING may abstain from voting a client proxy if it concludes that the effect on shareholders’ economic interests or the value of the portfolio holding is indeterminable or insignificant or imposes a burdensome cost.

3.	For mutual fund clients, KING will vote proxies in accordance with its proxy voting policies and procedures, or otherwise in accordance with the fund’s proxy voting policies and procedures.

4.
For ERISA accounts, KING’s responsibilities for voting proxies include the duty of loyalty, prudence, compliance with the plan, as well as a duty to avoid prohibited transactions. In cases where KING maintains a long-term or relatively illiquid investment in an issuer, KING will actively monitor and engage in communications with the issuer.

5.           If KING does not have clear authority to vote a client’s proxies, KING will assume that the client is retaining the right to vote their proxies.

C.	Client Direction. In certain cases, as described in the investment advisory contract, KING will vote proxies as directed by the client.

D.
Basis For Formulation. KING conducts research concerning proxy voting policies through internal resources. Such research covers individual company analysis, legislative materials, and studies of corporate governance. In some cases, KING may employ the resources of an independent research consultant. Currently, research, analysis, and corporate governance information that is issued from the voting delegate is filed with the corresponding proxy vote ballot in the Compliance Analyst’s office.

E.
Shareholder Activism. KING does not usually engage in shareholder activism; however, if the firm believes it is in our clients’ best interest, we will initiate a verbal and written dialog with management and officers.

F.
Oversight. The Chief Investment Officer is responsible for the proxy voting of common equities, excluding open-end and closed-end mutual funds. The Compliance Officer is responsible for the proxy voting of open-end and closed-end mutual funds.

G.
Availability of Policy and Procedures. KING will provide clients with a copy of its proxy voting policies and procedures upon request. A statement of the policy is also available in Part II of the firm’s Form ADV and is provided through a mailing with account statements in the second quarter of each year.

H.
Disclosure of Vote. KING will make a client’s proxy voting record available to a client within ten days of a request. This information may be obtained from the voting delegate upon request. The firm will not disclose any proxy voting record to third parties.

II.	RESPONSIBILITY AND OVERSIGHT

A.
Designated Committee. KING designates the Chief Investment Officer, Compliance Officer, and Compliance Analyst as being responsible for overseeing and administering the proxy vote process (the “Committee”).

B.	Duties. The duties of the three Committee members include:

1. Chief Investment Officer will:
a. Determine the vote for proxies of common stocks, excluding open-end and closed-end mutual funds.
b. Consult with portfolio managers and analysts of the accounts holding a relevant security.

2. Compliance Officer will:
a. Determine the vote for proxies of open-end and closed-end mutual funds.
b. Consult with portfolio managers and analysts of the accounts holding a relevant security.
c. Develop, authorize, implement, and update KING’s proxy voting procedures.
d. Monitor legislative and corporate governance developments.

3. Compliance Analyst will:
a. Oversee the proxy voting procedures.
b. Engage and oversee third party voting delegate to review, monitor, and physically vote proxies.

       III.            PROCEDURES

 This section describes KING’s actual proxy voting process and the firm’s policies and procedures.

A. Client Direction. KING’s responsibilities for voting proxies are determined generally by its obligations under each advisory contract or similar document. ERISA Accounts. Voting ERISA client proxies is a fiduciary act of the plan asset management that must be performed by KING, unless the voting right is retained by a named fiduciary of the plan. (DOL 94 Bulletin)

Change in Client Direction. KING will honor a client request to vote its proxy in a manner that is inconsistent with the firm’s policies and procedures.

B. Process of Voting Proxies. The procedures may specify reasonable steps to assure that KING receives and votes proxies in a timely manner. For example,
1.
Obtain Proxy. Registered owners of record, e.g., the trustee or custodian bank, that receive proxy materials from the issuer or its information agent, or an ERISA plan are instructed to sign the proxy in blank and forward it directly to the Compliance Analyst or voting delegate.

a. Securities Lending. KING may recall securities that are part of a securities lending program for materially important votes.
2.
Match. Each proxy received is matched to the securities to be voted and a reminder is sent by the voting delegate to any custodian or trustee that has not forwarded the proxies within a reasonable time.

3.
Conflicts of Interest. Each proxy is reviewed by the Compliance Analyst to assess the extent to which there may be a material conflict between KING’s interests and those of the client. If a material conflict of interest exists, KING will have an agreement with the client that the client will vote its own proxies in the event of an actual conflict. In the case of a mutual fund client, a material conflict shall be forwarded to the fund’s Proxy Manager or the fund’s Board of Trustees (or a committee thereof) for resolution. Examples of conflict would be: if KING had a business relationship with an issuer of a proxy, if an employee of KING had a personal relationship with an issuer of a proxy, or if KING managed an account of the issuer’s proxy.

4.
Vote. The Chief Investment Officer or Compliance Officer would then vote the proxy in accordance with the firm’s policies and procedures and return the voted proxy to the Compliance Analyst. The Compliance Analyst will record the proxy and forward to the issuer or the voting delegate.

5.
Review. A review should be made to ensure that materials are received in a timely manner. The Compliance Analyst will use the services of a voting delegate to reconcile on a regular basis proxies received against holdings on the record date of client accounts over which KING has voting authority to ensure that all shares held on the record date, and for which a voting obligation exists, are voted.

C. Voting Delegate. Since KING oversees a large volume of proxies, the firm engages a service provider to assist with administrative functions.
1. Documentation. The Compliance Analyst should document any decision to delegate its voting authority to a voting delegate.
2. Services. In addition to the mechanics of voting proxies, the voting delegate may provide
    KING with corporate governance information and due diligence related to making appropriate proxy voting decisions.
        3. Final Authority. KING shall specify that it retains final authority and fiduciary responsibility for proxy voting.
       4. Consistency. KING should verify that the voting delegate’s procedures are consistent with
       KING’s policies and procedures.
                5. Reports. The voting delegate makes periodic reports to the Compliance Analyst or the
    Committee, the frequency and content of which is based on the nature of KING’s business.

D. Recordkeeping. This section sets forth procedures for documenting proxy votes. Section 204. KING maintains records of proxies voted pursuant to Section 204-2 of the Advisers Act.
1. Contents. Such records should include:
         As required by Rule 204-2(c): (1) a copy of KING’s policies and procedures; (2) proxy statements received regarding client securities; (3) a record of each vote cast; (4) a copy of any document created by KING that was material to making a decision how to vote proxies on behalf of a client or that memorializes the basis for that decision; and (5) each written client request for proxy voting records and KING’s written response to any (written or oral) client request for such records.

              For ERISA accounts KING will maintain accurate proxy voting records (both procedures and actions taken in individual situations) to enable the named fiduciary to determine whether the firm is fulfilling its obligations. Retention may include:
    issuer name and meeting;
    issues voted on and record of the vote;
    number of shares eligible to be voted on the record date; and
    numbers of shares voted.
2. Duration. Proxy voting books and records will be maintained in an easily accessible place for a period of five years, the first two years in an appropriate office of KING.

C-2

ATTACHMENT A

KING INVESTMENT ADVISORS, INC.
PROXY VOTING
POLICIES AND PROCEDURES

CATEGORIES OF ISSUES
KING’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote. KING’s voting decisions set out general categories of issues and potential factors that may arise in the process of voting proxies.

I.           BOARD OF DIRECTORS

This section sets out proposals related to an issuer’s board of directors policies and procedures.

A.
Nominations in Uncontested Elections. While a nomination in an uncontested election may be considered a routine matter in which KING might ordinarily vote with management, KING may wish to consider the following factors: long-term corporate performance and stock price; composition of the board and key board committees; and nominee’s attendance at meetings.

B.
Separating the Positions of Chairman and CEO. KING may adopt a position on proposals requiring that the chairman of the board and the chief executive officer not be filled by the same person. KING may consider the following factors with respect to this issue: (i) maximizing the board’s ability to oversee the actions of management by eliminating a potential conflict of interest; and (ii) the potential for detracting from the issuer’s productivity and efficiency.

C.
Independence Issues. KING may consider the following factors when adopting a position on director independence issues: (i) majority requirements for the board and the audit, compensation and/or nominating committee; and (ii) issuers are subject to strict legal and regulatory requirements.

D.
Limitations on Director Tenure and Retirement. KING may consider the following factors when establishing a position on limiting the term of outside directors: (i) a reasonable retirement age for directors, e.g., 70 or 72; (ii) the introduction of new perspectives on the board; and (iii) the arbitrary nature of such limitations and the possibility of detracting from the board’s stability and continuity.

E.
Minimum Stock Ownership. KING may consider the following factors when establishing a position on mandatory requirements for director share ownership: (i) the benefits of additional vested interest; (ii) the ability of a director to serve a company well regardless of the extent of his or her share ownership; and (iii) the impact of limiting the number of persons qualified to be directors.

F.
D&O Indemnification and Liability Protection. KING may adopt a position on director and officer indemnification and liability protection. In doing so, KING may weigh the concern that increased indemnification and decreased liability for directors are important to ensure the continued availability of competent directors against the concept that liability is necessary to ensure against corruption and negligence. KING may consider the following factors with respect to this issue: (i) indemnifying directors for acts conducted in the normal course of business; (ii) limiting liability for monetary damages for violating the duty of care; (iii) expanding coverage beyond legal expenses to acts that represent more serious violations of fiduciary obligation than carelessness (e.g., negligence); and (iv) providing expanded coverage in cases when a director’s legal defense was unsuccessful if the director was found to have acted in good faith and in a manner that he or she reasonably believed was in the best interests of the company.

II.	RATIFICATION OF AUDITORS

While the selection of independent accountants to audit the issuer’s financial records may be considered a routine business matter that would ordinarily be voted with management, KING will consider the following:

A. Audit Committee Approval. Whether the ratification has been approved by an appropriate audit committee that meets applicable composition, independence and other requirements.
B. Potential Conflicts. Whether the auditor faces potential conflicts of interest as a result of its relationship with the issuer or its performance of non-audit services.
C. Competence. Whether the auditor has rendered an opinion which is neither accurate nor indicative of the issuer’s financial position.

III.	PROXY CONTESTS

This section sets out proposals related to proxy contests.

A. Director Nominations in Contested Elections. KING may consider the following factors when establishing a position on voting for a director in a contested election: (i) long-term financial performance of the company relative to its industry; (ii) management’s track record; (iii) background to proxy contest; (iv) qualifications of both slates of nominees; (v) evaluations of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and (vi) stock ownership positions.
B. Reimbursement for Proxy Solicitation Expenses. Proxy contests and their reimbursement are governed by Federal regulation, state law, and company charter and bylaw provisions. Most expenses incurred on behalf of incumbents in a proxy contest are paid directly by the company and are generally limited to expenses deemed reasonable and necessary to inform shareholders. Dissidents, however, are generally only reimbursed for proxy solicitation expenses if they gain control of the company. In order to mitigate this bias some companies pursue an intermediate level of compensation for both incumbents and dissidents. KING may consider the following factors when establishing a position on proxy solicitation reimbursement: (i) identity of the persons who will pay the expenses; (ii) estimated total cost of solicitation; (iii) total expenditures to date; (iv) fees to be paid to proxy solicitation firms; and (v) when applicable, terms of a proxy contest settlement.

IV.	PROXY CONTEST DEFENSES

This section discusses categories of proposals related to proxy contest defenses.

A. Shareholder Ability to Alter the Size of the Board. KING may establish a position on shareholder ability to alter the size of the board. KING may consider whether the proposal seeks to fix the size of the board and/or require shareholder approval to alter the size of the board.
B. Shareholder Ability to Remove Directors. KING may establish a position on shareholder ability to remove directors. KING may consider whether the proposal allows shareholders to remove directors with or without cause and/or allow shareholders to elect directors and fill board vacancies.
C. Cumulative Voting. Cumulative voting is a method of voting for directors that enables the shareholder to multiply the number of his or her shares by the number of directors being voted on, and cast the total for any one director or a selected group of directors. KING may consider the following factors when establishing a position on cumulative voting: (i) the ability of significant stockholders to elect a director of their choosing; (ii) the ability of minority shareholders to concentrate their support in favor of a director or directors of their choosing; and (iii) to potential to limit the ability of directors to work for all shareholders.
D. Shareholder Ability to Call Meetings. While state law generally prohibits shareholders from abusing their ability to call special meetings, management may seek to limit the ability of shareholders to call meetings. A common explanation for such a proposal is to prevent minority shareholders from taking control of an issuer’s agenda. These proposals may completely prohibit a shareholder’s right to call a special meeting or may require a high number of shareholder votes to call a special meeting. This type of proposal is often bundled with a supermajority-voting requirement to amend the same restriction. These restrictions on shareholder liability can constrain the ability of shareholders to act independently. KING may establish a position on proposals to limit shareholder ability to call special meetings.
E. Shareholder Ability to Act by Written Consent. Written consent allows shareholders to initiate and carry out a shareholder action without waiting until the annual meeting or by calling a special meeting. It permits actions to be taken by the written consent of the same percentage of outstanding shares that would be required to effect the proposed action at a shareholder meeting. KING may establish a position on shareholder ability to act by written consent.

V.	TENDER OFFER DEFENSES

This section sets forth categories of proposals related to tender offer defenses.

A. Classified Boards. There are many proposals related to the structure of the issuer’s board including: changing the way board vacancies are filled, the way directors are nominated, or the numbers of directors. These proposals may take the form of proposed amendments to the charter or by-laws of the issuer and in most instances are not used as a proxy contest or anti-takeover defense. There are instances, however, where the structure of the board is used as a proxy contest or anti-takeover defense. A classified board, which is divided into separate classes (usually three), with only a portion of the directors being elected or replaced each year, is an example of a board structure that can be used as an anti-takeover defense. KING may consider the following factors when adopting a position on classified boards: (i) providing continuity; (ii) promoting long-term planning; and (iii) guarding against unwanted takeovers.
B. Poison Pills. Poison pills (or shareholder rights plans) are triggered by an unwanted takeover attempt and cause a variety of events to occur which may make the company financially less attractive to the potential acquirer. KING may consider the following factors when adopting a position on poison pills: (i) KING’s position on supporting proposals to require a shareholder vote on other shareholder rights plans; (ii) ratifying or redeeming a poison pill in the interest of protecting the value of the issuer; and (iii) other alternatives to prevent a takeover at a price demonstrably below the true value of the issuer.
C. Fair Price Provisions. A fair price provision in an issuer’s charter or bylaws is designed to assure that if the issuer is acquired under a plan not agreed to by the board, each shareholder’s securities will be purchased at the same price. These provisions attempt to limit the “two-tiered” pricing systems in which a potential acquirer initially offers a premium for a sufficient number of shares of the issuer to obtain control, and then offers the remaining shareholders a significantly lower price for their remaining shares. Fair price provisions are often linked with supermajority voting requirements to approve acquisitions that may entrench management to the disadvantage of shareholders and discourage attractive tender offers. KING may consider the following factors when assessing proposals related to fair price provisions: (i) the vote required to approve the proposed acquisition (ii) the vote required to repeal the fair price provision, (iii) the mechanism for determining fair price; and (iv) whether these provisions are bundled with other anti-takeover measures (e.g., supermajority voting requirements) that may entrench management and discourage attractive tender offers.
D. Greenmail. KING may adopt a position on preventing the accumulation of large blocks of common stock for the purpose of pressuring companies to repurchase at above market prices to avoid a takeover proxy fight (“greenmail”).
E. Unequal Voting Rights Plans. Unequal voting rights plans, e.g., a dual class capitalization plan, are designed to reduce the voting power of existing shareholders and concentrate a significant amount of voting power in the hands of management. As an incentive to encourage shareholders to approve these plans, they may offer higher dividends to shareholders willing to hold shares with inferior voting rights. These plans serve may serve to prevent hostile takeovers.
F. Supermajority Shareholder Requirements. Supermajority vote requirements in a company’s charter or bylaws require a level of voting approval in excess of a simple majority (generally two-thirds affirmative). KING may adopt a position on supermajority requirements to approve an issuer’s charter or bylaws, or to approve a merger or other significant business combination.
G. White Squire Placements. Management can use blank check preferred stock in the form of a white squire placement as a defense against takeovers and a source of “patient capital.” This is done by placing a large amount of its stock with friendly third parties (e.g., a private investor, company ESOP or investment fund) and subsequently issuing these parties a series of preferred placements. These white squire placements dilute existing shareholder equity and voting positions. KING may consider adopting a position on shareholder approval of blank check preferred stock issues for other than general corporate purposes.

VI.	MISCELLANEOUS GOVERNANCE PROVISIONS

This section sets out miscellaneous governance categories.

A. Confidential Voting. Some issuers have confidential voting procedures that limit management’s access to information about how a shareholder has voted until the voting period is closed. KING may take a position on shareholder proposals that request companies to adopt confidential voting, use independent tabulators and use independent inspectors of election. KING may consider whether it would require that these types of proposals to include clauses for proxy contests that require management in the case of a contested election be permitted to request that the dissident group honor its confidentiality voting policy.
B. Equal Access. Equal access proposals require companies to give certain shareholders access to proxy materials so that these shareholders may state their views on contested issues, including director nominations. KING may consider the following factors when adopting a position on equal access: (i) the opportunity for significant company shareholders to evaluate and propose voting recommendations on proxy proposals and director nominees, and to nominate candidates to the board; and (ii) the added complexity and burden.
C. Bundled/Combination Proposals. Several issues are often bundled together in a single proposal. KING should assess the total costs and benefits to shareholders of the combination proposal and the extent that issues should be subject to separate votes.
D. Charitable Contributions. In evaluating proposals to permit or limit charitable contributions, KING may weigh the concern that charitable contributions can be a source of potential conflict of interest for a company and that an issuer should use its capital resources to more directly increase share value, against the belief that corporate charitable contributions can provide certain long-term benefits to shareholders such as favorable tax treatment, goodwill and name recognition. Additionally, socially minded investors may evaluate an issuer based on its contributions as a percentage of pretax profit. KING may consider the following factors when adopting a position on charitable contributions: (i) the potential benefits to shareholders; (ii) the potential to detract the company’s resources from more direct uses of increasing shareholder value; and (iii) the responsibility of shareholders to make individual contributions.

VII.	CAPITAL STRUCTURE

This section outlines categories of proposals related to capital structure.

A. Stock Authorizations: A proposal to increase the authorized stock will have a impact on current shareholders. KING may seek to distinguish between legitimate proposals to authorize increases in common stock for expansion and other corporate purchases and those designed principally as an anti-takeover device. The following factors may be relevant for this assessment: (i) the need for the increase; (ii) the percentage increase with respect to the existing authorization; (iii) voting rights of the stock; and (iv) overall capitalization structures.
B. Stock Splits. The purpose of a stock split is usually to enhance the marketability of the stock by lowering the price. KING may consider the following factors when adopting a position on stock splits: (i) the percentage increase in the number of shares with respect to the existing authorized shares; and (ii) the issuer’s industry and performance.
C. Reverse Stock Splits. KING may consider the following factors when adopting a position on reverse stock splits: (i) the percentage increase in the shares with respect to existing authorized stock; and (ii) issues related to delisting.
D. Preferred Stock. Blank check preferred is stock that authorizes the issuance of certain preferred stock at some future point in time and allows the board to establish voting, dividend, conversion, and other rights at the time issuance. Blank check preferred stock can provide a company with the flexibility needed to meet changing financial conditions, but it also may be used as an anti-takeover defense, since the stock has terms that make the entire company a less attractive investment. Once the stock is authorized shareholders typically have no further power to determine how or when it will be allocated. KING may consider the following factors when adopting a position on preferred stock: (i) whether the new class of preferred stock has unspecified voting, conversion, dividend distribution, and other rights; (ii) whether the issuer expressly states that the stock will not be used as a takeover defense or carry superior voting rights; (iii) whether the issuer specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable; and (iv) whether the stated purpose is to raise capital or make acquisitions in the normal course of business.
E. Adjustments to Par Value of Common Stock. KING may adopt a position on adjustments to the par value of common stock.
F. Preemptive Rights. KING may evaluate the size of a company and the characteristics of the shareholder base when voting on proposals related to preemptive rights.
G. Share Repurchase Programs. KING may take a position on proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

VIII.	EXECUTIVE AND DIRECTOR COMPENSATION

Stock option plans and other executive and director compensation plans are designed to attract, hold and motivate talented executives and outside directors. Evaluating executive and director compensation plans requires KING to weigh the need to attract and maintain qualified people against the implications for dilution and transfer of shareholder wealth. This section discusses categories of proposals related to executive and director compensation.

A. Stock Option Plans. Stock-based incentive plans are among the most economically significant issues submitted to shareholders for vote. Approval of these plans may result in large transfers of shareholder equity out of the company to plan participants as awards vest and are exercised. KING may calculate an estimated dollar value for each award by factoring into an option pricing model the number of shares reserved, the exercise price, the award term, the vesting parameters, and any performance criteria. The aggregate value of the plan can then be expressed as a percentage of the company’s market capitalization and compared with the plans of the company’s peers. KING may consider the following factors when adopting a position on stock option plans:
(i) whether the stock option plan expressly permits the repricing of underwater options;
(ii) whether the plan could result in earnings dilution of greater than a specified percentage of shares outstanding;
(iii) whether the plan has an option exercise price below the marketplace on the day of the grant;
(iv) whether the proposal relates to an amendment to extend the term of options for persons leaving the firm voluntarily or for cause; and
(v) whether the program has embedded features, such as: (1) participation by consultants and other non-employees; (2) exercise options set at the discretion of the board; (3) ambiguous payment terms and/or below market interest rates on loans to optionees;  (4)  no termination date included in the plan document; (5) no limit on the number of shares available for issue under the plan; (6) excessive number of options available to only a small percentage of top employees; (7) authority granted to the board to amend the plan without prior shareholder approval to the extent permitted by law; (8) stock depreciation rights; or (9) reload options.
B. Director Compensation. In addition to cash compensation, stock option plans for outside directors have become increasingly popular. KING may consider the following factors when adopting a position on director compensation: (i) whether director shares are at the same market risk as those of the shareholders; and (ii) how option programs for outside directors compare with the standards of internal programs.
C. Employee Stock Ownership Plans. Employee Stock Ownership Plans are becoming an increasingly popular method of raising capital and increasing employee participation in a company. KING may consider the percentage of shares that will be allocated to the ESOP when considering a proposal to implement an ESOP or to increase the authorized shares for an existing ESOP.
D. OBRA-Related Compensation Proposals. The Omnibus Budget Reconciliation Act (OBRA) requires that a company obtain shareholder approval of incentive compensation plans that would result in a deduction greater than $1 million in nondeferred executive compensation. KING may adopt a position on OBRA-related compensation proposals.
 E. Caps on Annual Grants or Amend Administrative Features. KING may establish a position on amendments to shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of OBRA.
F. Performance-Based Goals. KING may adopt a position on amendments to add performance goals to existing compensation plans to comply with the provisions of 162(m) of OBRA.
 G. Share Increases and Tax Deductions under OBRA. KING may adopt a position on amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m) when consistent with the company’s operations.
H. Cash or Cash-and-Stock Bonus Plan. KING may adopt a position on cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of OBRA.
I. Disclosure of Board and Executive Compensation. KING may consider adopting a position on disclosure of information regarding the salaries and compensation packages of directors and top management beyond SEC requirements.
J. Golden and Tin Parachutes. Golden parachutes assure certain key officers of an acquired company a significant severance package if such officer is terminated or demoted pursuant to the takeover. Tin parachutes make similar arrangements to all employees. These proposals have anti-takeover implications because of the added expense to the acquisition. KING should weigh the benefit of these packages in attracting capable management against their anti-takeover implications. KING may consider the following factors when adopting a position on golden and tin parachutes: (i) whether they will be submitted for shareholder approval; and (ii) the employees covered by the plan and the quality of management.
K. 401(k) Employee Benefit Plans. A 401(k) plan is any qualified plan under Section 401(k) of the Internal Revenue Code that contains a cash or deferred arrangement. Although implementation of a 401(k) plan is a complex, time-consuming activity, with proper organization and attention to detail, it can be an important part of an employee benefit package that can be used to attract and retain quality personnel. KING may adopt a position on proposals to implement 401(k) Employee Benefit Plans.

IX.	STATE OF INCORPORATION

This section reviews categories of proposals related to an issuer’s specific state of incorporation.

A. State Takeover Statutes. Proposals that would require an issuer to opt out of their state takeover statute (e.g., Section 203 of the Delaware General Corporation Code) are common. This type of statute typically requires a bidder to acquire a high percentage (e.g., 85%) of a company’s stock before it can exercise control of the company without board approval. States generally allow a company to opt out of this requirement with the approval of a majority of the outstanding shares. KING may consider the following factors when adopting a position on proposals to opt out of a state takeover statute: (i) the power the statute vests with the issuer’s board; (ii) the potential of the statute to stifle bids; and (iii) the potential for the statute to empower the board to negotiate a better deal for shareholders.
B. Reincorporation Proposals. An issuer may choose to reincorporate under the laws of a different state for many reasons, including: taxation, the state’s general business law, or the level of corporate experience of the state court. In other instances a proposal to reincorporate may be founded in management’s desire to take advantage of that court’s interpretations of laws governing unsolicited takeovers. KING may adopt a position on proposals to change the state of incorporation to another domicile.
C. Offshore Presence. An issuer may seek for taxation or other purposes to establish an offshore presence or to relocate entirely offshore. KING may adopt a position on proposals related to establishing an offshore presence.

X.	MERGERS AND RESTRUCTURINGS

This section sets out categories of issues related to mergers and restructurings.

A. Mergers and Acquisitions. KING may adopt a position on mergers and acquisitions. When evaluating each merger or acquisition on a case-by-case basis, KING should take into consideration: anticipated financial and operating benefits; offer price; prospects of the combined companies; how the deal was negotiated; and changes in corporate governance and their potential impact on shareholder rights. KING may take a position on proposals that require the board to consider what impact a merger would have on groups other than a company’s shareholders.
B. Corporate Restructurings. KING should evaluate proposed corporate restructurings.
Spin-Offs. When evaluating a spin-off KING may consider the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.
Asset Sales. When evaluating an asset sale, KING may consider the impact on the balance sheet or working capital and the value received for the asset.
Liquidations. When evaluating a liquidation KING may consider management’s efforts to pursue alternatives, the appraisal value of assets, and the compensation plan for executives managing the liquidation.

XI.	MUTUAL FUND PROXIES

This section sets forth categories of issues related to voting mutual fund proxies.

A. Election of Directors or Trustees. KING may consider the following factors when voting on the directors or trustees of a mutual fund: board structure, director independence and qualifications, and compensation within the fund and the family of funds; and attendance at board and committee meetings.
B. Converting Closed-End Fund to Open-End Fund. KING may consider the following factors when considering a proposal to convert a closed-end fund to an open-end fund: past performance as a closed-end fund; market in which the fund invests; measures taken by the board to address the discount; past shareholder activism; board activity; and votes on related proposals.
C. Proxy Contests. KING may consider the following factors related to a proxy contest: past performance; the market in which the fund invests; measures taken by the board to address the past shareholder activism; board activity; and votes on related proposals.
D. Investment Advisory Agreements. KING may consider the following factors related to approval of an investment advisory agreement: proposed and current fee schedules; fund category/investment objective; performance benchmarks; share price performance as compared with peers; and the magnitude of any fee increase.
E. Preferred Stock Proposals. KING may consider the following factors when considering a preferred stock proposal: stated specific financing purpose and other reasons management provides for possible dilution of common shares.
F. 1940 Act Policies. Funds often seek approval to change or adjust their policies based on the investment parameters established under the Investment Company of 1940 Act to allow fund management to take advantage of a greater range of investment tools. In evaluating this type of proposal KING should consider the extent to which the proposed changes fundamentally alter the investment focus of the fund and comply with current SEC interpretation. KING may also consider the following additional factors: potential competitiveness; regulatory developments; current and potential returns; and current and potential risk.
G. Changing a Fundamental Restriction to a Nonfundamental Restriction. KING may consider the following when evaluating a proposal to change a fundamental restriction to a nonfundamental restriction: the fund’s target investments; reasons given by the fund for the change; and the projected impact of the change on the portfolio.
H. Distribution Agreements. KING may consider the following when evaluating a proposal to approve a distribution agreement: fees charged to comparably sized funds with similar objectives; proposed distributor’s reputation and past performance; and competitiveness of fund in the industry.
I. Names Rule Proposals. KING may consider the following when evaluating a proposal to change a fund name: the political and economic changes in target market; bundling with quorum requirements; bundling with asset allocation changes; and consolidation in the fund’s target market.
J. Disposition of Assets/Termination/Liquidation. KING may consider the following when evaluating a proposal to dispose of fund assets, terminate, or liquidate the fund: strategies employed to salvage the fund; the fund’s past performance; and the terms of the liquidation.
K. Changes to Charter Documents. KING may consider the following when evaluating proposals to change a fund’s charter documents: degree of change implied by the proposal; efficiencies that could result; state of incorporation; and regulatory standards and implications.
L. Changing the Domicile of a Fund. KING may consider the following when evaluating a proposal to change the domicile of a fund: regulators of both states; required fundamental policies of both states; and the increased flexibility available.
M. Change in Fund’s Subclassification. KING may consider the following when evaluating a change in a fund’s subclassification: potential competitiveness; current and potential returns; risk of concentration; and consolidation in the target industry.

XII.	ISSUES WITH SOCIAL/MORAL IMPLICATIONS

There are many types of proposals that can be characterized as non-financial or non-business issues involving social, political, economic, and environmental considerations that may be potentially controversial in nature. This section provides a list of potential categories of issues with social and/or moral implications that KING may consider when establishing positions on social issues and when it is appropriate for our advisory practice.

 1.           War on Terrorism Implications
 2.           Alcohol and Tobacco
 3.           Energy and Environment
 4.           Geographic Significance
    a. South Africa
    b. Northern Ireland
 5.           Military Business
 6.           Maquiladora Standards and International Operations Policies
 7.           World Debt Crisis
 8.           Equal Employment Opportunity and Discrimination
 9.           Animal Rights
10.           Product Integrity and Marketing
11.           Human Resources Issues

PART C
OTHER INFORMATION

ITEM 28.	EXHIBITS

(a)
Trust Instrument of Registrant as amended and restated on April 14, 2009 (Exhibit incorporated by reference as filed as Exhibit (a) in post-effective amendment No. 249 via IDEA on April 30, 2009, accession number 0000315774-09-000007).

(b)
By-Laws of Registrant as amended on April 14, 2009 (Exhibit incorporated by reference as filed as Exhibit (b) in post-effective amendment No. 249 via IDEA on April 30, 2009, accession number 0000315774-09-000007).

(c)	See Sections 2.04 and 2.07 of the Trust Instrument as filed as Exhibit (a).

(d)	(1)
Investment Advisory Agreement between Registrant and H.M. Payson & Co. (Exhibit incorporated by reference as filed as Exhibit (5)(a) in post-effective amendment No. 62 via EDGAR on May 26, 1998, accession number 0001004402-98-000307).

	(2)
Investment Advisory Agreement between Registrant and Beck, Mack & Oliver LLC dated April 10, 2009 (Exhibit incorporated by reference as filed as Exhibit (d)(2) in post-effective amendment No. 249 via IDEA on April 30, 2009, accession number 0000315774-09-000007).

	(3)
Investment Advisory Agreement between Registrant and Polaris Capital Management, Inc. (Exhibit incorporated by reference as filed as Exhibit (5)(h) in post-effective amendment No. 63 via EDGAR on June 8, 1998, accession number 0001004402-98-000339).

	(4)
Investment Advisory Agreement between Registrant and D.F. Dent and Company, Inc. (Exhibit incorporated by reference as filed as Exhibit (d)(11) in post-effective amendment No. 99 via EDGAR on July 31, 2001, accession number 0001004402-01-500152).

	(5)
Management Agreement between Registrant and King Investment Advisors, Inc. (Exhibit incorporated by reference as filed as Exhibit (d)(13) in post-effective amendment No. 104 via EDGAR on October 30, 2001, accession number 0001004402-01-500264).

	(6)
Investment Advisory Agreement between Registrant and AH Lisanti Capital Growth, LLC (Exhibit incorporated by reference as filed as Exhibit (d)(15) in post-effective amendment No. 188 via EDGAR on February 24, 2006, accession number 0001275125-06-000062).

	(7)
Amended an Restated Management Agreement between Registrant and Auxier Asset Management (Exhibit incorporated by reference as filed as Exhibit (d)(7) in post-effective amendment No. 270 via EDGAR on February 19, 2010, accession number 0000315774-10-000033).

	(8)
Investment Advisory Agreement between Registrant and Absolute Investment Advisers, LLC (Exhibit incorporated by reference as filed as Exhibit (d)(21) in post-effective amendment No. 171 via EDGAR on May 6, 2005, accession number 0001275125-05-000241).

	(9)
Sub-Advisory Agreements between Absolute Investment Advisers, LLC and certain sub-advisers to Absolute Strategies Fund (Exhibit incorporated by reference as filed as Exhibit (d)(22) in post-effective amendment No. 171 via EDGAR on May 6, 2005, accession number 0001275125-05-000241).

	(10)
Sub-Advisory Agreement between Absolute Investment Advisers LLC and Semaphore Management LLC dated March 12, 2009 (Exhibit incorporated by reference as filed as Exhibit (d)(10) in post-effective amendment No. 250 via IDEA on June 1, 2009, accession number 0000315774-09-000026).

	(11)
Amended and restated Investment Advisory Agreement between Registrant and Merk Investments, LLC (Exhibit incorporated by reference as filed as Exhibit (d)(11) in post-effective amendment No. 258 via EDGAR on September 28, 2009, accession number 0000315774-09-000096).

	(12)
Investment Advisory Agreement between Registrant and Golden Capital Management, LLC (Exhibit incorporated by reference as filed as Exhibit (d)(24) in post-effective amendment No. 193 via EDGAR on April 28, 2006, accession number 0001193125-06-093182).

	(13)
Investment Advisory Agreement between Registrant and Spears, Grisanti & Brown, LLC (Exhibit incorporated by reference as filed as Exhibit (d)(26) in post-effective amendment No. 187 via EDGAR on December 28, 2005, accession number 0001275125-05-000626).

	(14)
Investment Advisory Agreement between Registrant and Brown Investment Advisory Incorporated (Exhibit incorporated by reference as filed as Exhibit (d)(16) in post-effective amendment No. 244 via EDGAR on December 17, 2008 accession number 0001193125-08-255185).

	(15)
Sub-Advisory Agreement between Absolute Investment Advisers, LLC and Mohican Financial Management, LLC, regarding Absolute Strategies Fund (Exhibit incorporated by reference as filed as Exhibit (d)(24) in post-effective amendment No. 217 via EDGAR on September 28, 2007, accession number 0001193125-07-210050).

	(16)
Sub-Advisory Agreement between Liberty Street Advisors, LLC and Horizon Asset Management, Inc. regarding Liberty Street Horizon Fund (Exhibit incorporated by reference as filed as Exhibit (d)(18) in post-effective amendment No. 249 via IDEA on April 30, 2009, accession number 0000315774-09-000007).

	(17)
Sub-Advisory Agreement between Absolute Investment Adviser, LLC and Kovitz Investment Group, LLC (Exhibit incorporated by reference as filed as Exhibit (d)(28) in post-effective amendment No. 203 via EDGAR on February 28, 2007, accession number 0001193125-07-042714).

	(18)
Sub-Advisory Agreement between Absolute Investment Advisers, LLC and GMB Capital Management, LLC (Exhibit incorporated by reference as filed as Exhibit (d)(26) in post-effective amendment No. 220 via EDGAR on October 31, 2007, accession number 0001193125-07-231202).

	(19)
Sub-Advisory Agreement between Brown Investment Advisory Incorporated and Cardinal Capital Management, LLC (Exhibit incorporated by reference as filed as Exhibit (d)(15) in post-effective amendment No. 137 via EDGAR on October 30, 2003, accession number 0001004402-03-000559).

	(20)
Investment Advisory Agreement between Registrant and Spears Abacus Advisors LLC regarding The BeeHive Fund (Exhibit incorporated by reference as filed as Exhibit (d)(27) in post-effective amendment No. 239 via EDGAR on September 29, 2008, accession number 0001193125-08-203258).

	(21)
Investment Advisory Agreement between Registrant and Absolute Investment Advisers LLC dated September 30, 2008 with respect to Absolute Opportunities Fund (Exhibit incorporated by reference as filed as Exhibit (d)(26) in post-effective amendment No. 242 via EDGAR in October 15, 2008, accession number 0001193125-08-211081).

	(22)
Sub-Advisory Agreement between Absolute Investment Advisors LLC and Green Eagle Capital LLC (Exhibit incorporated by reference as filed as Exhibit (d)(27) in post-effective amendment No. 243 via EDGAR on October 28, 2008, accession number 0001193125-08-218056).

	(23)
Sub-Advisory Agreement between Absolute Investment Advisors LLC and Kingstown Capital Management L.P. (Exhibit incorporated by reference as filed as Exhibit (d)(28) in post-effective amendment No. 243 via EDGAR on October 28, 2008, accession number 0001193125-08-218056).

	(24)
Sub-Advisory Agreement between Absolute Investment Advisors LLC and Madden Asset Management LLC (Exhibit incorporated by reference as filed as Exhibit (d)(29) in post-effective amendment No. 243 via EDGAR on October 28, 2008, accession number 0001193125-08-218056).

	(25)
Sub-Advisory Agreement between Brown Investment Advisory Inc. and Munder Capital Management (Exhibit incorporated by reference as filed as Exhibit (d)(30) in post-effective amendment No. 243 via EDGAR on October 28, 2008, accession number 0001193125-08-218056).

	(26)
Investment Advisory Agreement between Registrant and Waterville Capital, LLC dated October 8, 2009 (Exhibit incorporated by reference as filed as Exhibit (d)(28) in post-effective amendment No. 262 via EDGAR on October 30, 2009, accession number 0000315774-09-000151.

	(27)
Advisory Agreement between Registrant and Holland Capital Management LLC (Exhibit incorporated by reference as filed as Exhibit (d)(27) ) in post-effective amendment No 266 via EDGAR on December 23, 2009, accession number 0000315774-09-000232).

(e)	(1)
Form of Selected Dealer Agreement between Foreside Fund Services, LLC and securities brokers (Exhibit incorporated by reference as filed as Exhibit (e)(1) in post-effective amendment No. 243 via EDGAR on October 28, 2008, accession number 0001193125-08-218056).

	(2)
Distribution Agreement between Registrant and Foreside Fund Services, LLC dated March 31, 2009 (Exhibit incorporated by reference as filed as Exhibit (e)(2) in post-effective amendment No. 249 via IDEA on April 30, 2009, accession number 0000315774-09-000007).

	(2)(A)
Amended Appendix to Distribution Agreement between Registrant and Foreside Fund Services, LLC (Exhibit incorporated by reference as filed as Exhibit (e)(2)(A) in post-effective amendment No. 270 via EDGAR on February 19, 2010, accession number 0000315774-10-000033).

(f)	None.

(g)	(1)
Custodian Agreement between Registrant and Brown Investment Advisory & Trust Company relating to Brown Advisory Funds (Exhibit incorporated by reference as filed as Exhibit (g)(3) in post-effective amendment No. 130 via EDGAR on July 15, 2003, accession number 0001004402-03-000431).

	(2)
Global Custodial Services Agreement between Forum Funds and Citibank, N.A. (Exhibit incorporated by reference as filed as Exhibit (g)(4) in post-effective amendment No. 176 via EDGAR on July 29, 2005, accession number 0001275125-05-000362).

	(2)(A)
Amended Appendix to Global Custodial Services Agreement between Forum Funds and Citibank, N.A. (Exhibit incorporated by reference as filed as Exhibit (g)(2)(A) in post-effective amendment No. 261 via EDGAR on October 28, 2009, accession number 0000315774-09-000141).

	(3)
Custodian Agreement between Registrant and Union Bank, N.A., dated July 31, 2009 (Exhibit incorporated by reference as filed as Exhibit (g)(3) in post-effective amendment No. 256 via EDGAR on August 28, 2009, accession number 0000315774-09-000086).

(h)	(1)
Accounting, Administration and Transfer Agency Services Agreement between Registrant and Citibank, N.A. dated April 20, 2007 (Exhibit incorporated by reference as filed as Exhibit (h)(1) in post-effective amendment No. 220 Via EDGAR on October 31, 2007, accession number 0001193125-07-231202).

	(2)
Amendment to Accounting, Administration and Transfer Agency Services Agreement between Registrant and Citibank, N.A. dated April 14, 2009 (Exhibit incorporated by reference as filed as Exhibit (h)(2) in post-effective amendment No. 250 via IDEA on June 1, 2009, accession number 0000315774-09-000026).

	(3)
Shareholder Service Plan of Registrant dated March 18, 1998 and amended February 12, 2009 and Form of Shareholder Service Agreement relating to Polaris Global Value Fund (Exhibit incorporated by reference as filed Exhibit (h)(2) in post-effective amendment No. 247 via Edgar on February 17, 2009, accession number 0001193125-09-031402).

	(4)
Shareholder Service Plan of Registrant dated November 24, 2003 and amended February 12, 2009 relating to Adams Harkness Small Cap Growth Fund (Exhibit incorporated by reference as filed as Exhibit (h)(3) in post-effective amendment No. 247 via Edgar on February 17, 2009, accession number 0001193125-09-031402).

	(5)
Shareholder Service Plan of Registrant dated September 22, 2005 relating to Brown Advisory Funds (Exhibit incorporated by reference as filed as Exhibit (h)(11) in post-effective amendment No. 187 via EDGAR on December 28, 2005, accession number 0001275125-05-000626).

	(6)	Contractual Expense Limitation Agreement between Registrant and King Investment Advisors, Inc. regarding Fountainhead Special Value Fund dated February 15, 2009 is filed herewith as exhibit (h)(6).

	(7)
Expense Limitation Agreement between Registrant and D.F. Dent and Company, Inc. regarding DF Dent Premier Growth Fund (Exhibit incorporated by reference as filed as Exhibit (h)(7) in post-effective amendment No. 261 via EDGAR on October 28, 2009, accession number 0000315774-09-000141).

	(8)
Expense Limitation Agreement between Registrant and Auxier Asset Management LLC regarding Auxier Focus Fund (Exhibit incorporated by reference as filed as Exhibit (h)(8) in post-effective amendment No. 270 via EDGAR on February 19, 2010, accession number 0000315774-10-000033).

	(9)
Compliance Services Agreement between Registrant and Atlantic Fund Administration, LLC (Exhibit incorporated by reference as Exhibit (h)(13) in post effective amendment No. 235 via EDGAR on July 25, 2008, accession number 0001193125-08-158164).

	(9)(A)
Amended Appendix to Compliance Services Agreement between Registrant and Atlantic Fund Administration, (Exhibit incorporated by reference as filed as Exhibit (h)(9)(A) in post-effective amendment No. 261 via EDGAR on October 28, 2009, accession number 0000315774-09-000141).

	(10)
Expense Limitation Agreement between Registrant and Beck, Mack & Oliver LLC dated June 25, 2009 (Exhibit incorporated by reference as filed as Exhibit (h)(11) )  in post-effective amendment No. 254via EDGAR on July 30, 2009, accession number 0001193125-09-159494).

	(11)
Expense Limitation Agreement between Registrant and Absolute Investment Advisers LLC dated July 24, 2009 (Exhibit incorporated by reference as filed as Exhibit (h)(12)  in post-effective amendment No. 254 via EDGAR on  July 30, 2009, accession number 0001193125-09-159494).

	(12)
Expense Limitation Agreement between Registrant and Merk Investments, LLC regarding Merk Hard Currency Fund (Exhibit incorporated by reference as filed as Exhibit (h)(14) in post-effective amendment No. 243 via EDGAR on October 28, 2008, accession number 0001193125-08-218056).

	(13)
Letter of Agreement between Registrant and RDK Strategies, LLC regarding Brown Advisory International Fund (Exhibit incorporated by reference as Exhibit (h)(22) in post-effective amendment No. 217 via Edgar on September 28, 2007 accession number 0001193125-07-210050).

	(14)
Expense Limitation Agreement between Registrant and Spears Abacus Advisors LLC regarding The BeeHive Fund dated April 30, 2009 regarding The BeeHive Fund (Exhibit incorporated by reference as filed as Exhibit (h)(16) in post-effective amendment No. 249 via IDEA on April 30, 2009, accession number 0000315774-09-000007).

	(15)
Expense Limitation Agreement between Registrant and Brown Investment Advisory, Inc. regarding the Brown Advisory Funds (Exhibit incorporated by reference as filed as Exhibit (h)(18) in post-effective amendment No. 261 via EDGAR on October 28, 2009, accession number 0000315774-09-000141).

	(16)
Expense Limitation Agreement between Registrant and Absolute Investment Advisers LLC (Exhibit incorporated by reference as Exhibit (h)(23) in post-effective amendment No. 241 via EDGAR on October 1, 2008, accession number 0001193125-08-204655).

	(17)
Expense Limitation Agreement between Registrant and Golden Capital Management, LLC (Exhibit incorporated by reference as filed as Exhibit (h)(21) in post-effective amendment No. 268 via EDGAR on January 28, 2010  (accession number 0000315774-10-000011).

	(18)
Expense Limitation Agreement between Registrant and Grisanti Brown & Partners LLC (Exhibit incorporated by reference as filed as Exhibit (h)(18) in post-effective amendment No. 268 via EDGAR on January 28, 2010, accession number 0000315774-10-000011).

	(19)
Expense Limitation Agreement between Registrant and Waterville Capital, LLC (Exhibit incorporated by reference as filed as Exhibit (h)(22)post-effective amendment No. 262 via EDGAR on October 30, 2009, accession number 0000315774-09-000151).

	(20)
Expense Limitation Agreement between Registrant and Beck, Mack & Oliver LLC (Exhibit incorporated by reference as filed as Exhibit (h)(20) in post-effective amendment No. 263 via EDGAR on November 30, 2009, accession number 0000315774-09-000178).

	(21)
Expense Limitation Agreement between Registrant and Holland Capital Management LLC (Exhibit incorporated by reference as filed as Exhibit (h)(22) in post-effective amendment No 266 via EDGAR on December 23, 2009, accession number 0000315774-09-000232).

(i)		Consent of K&L Gates LLP is filed herewith as Exhibit (i).

(j)		Consent of BBD, LLP is filed herewith as Exhibit (j).

(k)		None.

(l)
Investment Representation letter of Reich & Tang, Inc. as original purchaser of shares of Registrant (Exhibit incorporated by reference as filed as  Exhibit (13) in post-effective amendment No. 62 via EDGAR on May 26, 1998, accession number 0001004402-98-000307).

(m)	(1)
Rule 12b-1 Plan dated February 17, 2006 adopted by Forum Funds for Absolute Strategies Fund, Auxier Focus Fund, Brown Advisory Growth Equity Fund, Brown Advisory Value Equity Fund, Brown Advisory Small-Cap Growth Fund, Brown Advisory Small-Cap Value Fund, Brown Advisory Opportunity Fund, Brown Advisory Intermediate Income Fund, Brown Advisory Flexible Value Fund, Brown Advisory Small-Cap Fundamental Value Fund, Golden Large Cap Core Fund, Golden Small Cap Core Fund, Lou Holland Growth Fund, Merk Hard Currency Fund, Merk Asian Currency Fund, Grisanti Brown Value Fund, The BeeHive Fund and Waterville Large Cap Value Fund is (Exhibit incorporated by reference as filed as Exhibit (m)(1) in post-effective amendment No. 270 via EDGAR on February 19, 2010, accession number 0000315774-10-000033).

(n)	(1)
Amended and restated Rule 18f-3 Plan dated June 24, 2009 adopted by Registrant for Absolute Strategies Fund, Auxier Focus Fund, Brown Advisory Core International Fund, Brown Advisory Flexible Value Fund,  Brown Advisory Growth Equity Fund, Brown Advisory Intermediate Income Fund,  Brown Advisory Maryland Bond Fund, Brown Advisory Opportunity Fund, Brown Advisory Small-Cap Fundamental Value Fund, Brown Advisory Small-Cap Growth Fund, Brown Advisory Small-Cap Value Fund, Brown Advisory Value Equity Fund,  Golden Large Cap Core Fund, Golden Small Cap Core Fund, Grisanti Brown Value Fund, Lou Holland Growth Fund, Merk Hard Currency Fund and Merk Asian Currency Fund, Merk Absolute Return Currency Fund and Waterville Large Cap Value Fund (Exhibit incorporated by reference as filed as Exhibit (n)(1) in post-effective amendment No. 270 via EDGAR on February 19, 2010, accession number 0000315774-10-000033).

(p)	(1)
Code of Ethics adopted by Registrant as amended (Exhibit incorporated by reference as filed as Exhibit (p)(1) in post-effective amendment No. 253 via EDGAR on July 29, 2009, accession number 0000315774-09-000063).

	(2)
Code of Ethics adopted by Brown Investment Advisory Incorporated (Exhibit incorporated by reference as filed as Exhibit (p)(2) in post-effective amendment No. 175 via Edgar on July 1, 2005, accession number 0001275125-05-000327).

	(3)
Code of Ethics adopted by H.M. Payson & Co (Exhibit incorporated by reference as filed as Exhibit (p)(3) in post-effective amendment No. 263 via EDGAR on November 30, 2009, accession number 0000315774-09-000178).

	(4)
Code of Ethics adopted by Beck, Mack & Oliver (Exhibit incorporated by reference as filed as Exhibit (p)(4) in post-effective amendment No. 249 via IDEA on April 30, 2009, accession number 0000315774-09-000007).

	(5)
Code of Ethics adopted by Polaris Capital Management, Inc. (Exhibit incorporated by reference as filed as Exhibit (p)(5) in post-effective amendment No. 249 via IDEA on April 30, 2009, accession number 0000315774-09-000007).

	(6)
Code of Ethics adopted by D.F. Dent and Company, Inc. (Exhibit incorporated by reference as filed as Exhibit (p)(6) in post-effective amendment No. 267 via EDGAR on December 30, 2009, accession number 0000315774-09-000244).

	(7)
Code of Ethics adopted by King Investment Advisors, Inc. (Exhibit incorporated by reference as filed as Exhibit (p)(7) in post-effective amendment No. 263 via EDGAR on November 30, 2009, accession number 0000315774-09-000178).

	(8)
Code of Ethics adopted by Cardinal Capital Management, L.L.C. (Exhibit incorporated by reference as filed as Exhibit (p)(13) in post-effective amendment No. 191 via EDGAR on April 25, 2006, accession number 0001193125-06-088043).

	(9)
Code of Ethics adopted by AH Lisanti Capital Growth, (Exhibit incorporated by reference as filed as Exhibit (p)(9) in post-effective amendment No. 256 via EDGAR on August 28, 2009, accession number 0000315774-09-000086).

	(10)
Code of Ethics adopted by Citi Fund Services, Inc. (Exhibit incorporated by reference as filed as Exhibit (p)(10) ) in post-effective amendment No. 254 via EDGAR on July 30, 2009, accession number 0001193125-09-159494).

	(11)
Code of Ethics adopted by Auxier Asset Management LLC (Exhibit incorporated by reference as filed as Exhibit (p)(17) in post-effective amendment No. 157 via EDGAR on December 9, 2004, accession number 0001275125-04-000419).

	(12)
Code of Ethics adopted by Absolute Investment Advisers, LLC (Exhibit incorporated by reference as filed as Exhibit (p)(23) in post-effective amendment No. 171 via EDGAR on May 6, 2005, accession number 0001275125-05-000241).

	(13)
Code of Ethics adopted by Aronson+Johnson+Ortiz, LP (Exhibit incorporated by reference as filed as Exhibit (p)(13) in post-effective amendment No. 253 via EDGAR on July 29,2009, accession number 0000315774-09-000063).

	(14)
Code of Ethics adopted by Bernzott Capital Advisors (Exhibit incorporated by reference as filed as Exhibit (p)(14) in post-effective amendment No. 256 via EDGAR on August 28, 2009, accession number 0000315774-09-000086).

	(15)
Code of Ethics adopted by Contravisory Investment Management Corp. (Exhibit incorporated by reference as filed as Exhibit (p)(15) in post-effective amendment No. 267 via EDGAR on December 30, 2009, accession number 0000315774-09-000244).

	(16)
Code of Ethics adopted by Horizon Asset Management, Inc. (Exhibit incorporated by reference as filed as Exhibit (p)(16) in post-effective amendment No. 267 via EDGAR on December 30, 2009, accession number 0000315774-09-000244).

	(17)
Code of Ethics adopted by Kinetics Asset Management, Inc. (Exhibit incorporated by reference as filed as Exhibit (p)(17) in post-effective amendment No. 263 via EDGAR on November 30, 2009, accession number 0000315774-09-000178).

	(18)
Code of Ethics adopted by MetWest Asset Management, LLC (Exhibit incorporated by reference as filed as Exhibit (p)(18) in post-effective amendment No. 249 via IDEA on April 30, 2009, accession number 0000315774-09-000007).

	(19)
Code of Ethics adopted by SSI Investment Management, Inc. (Exhibit incorporated by reference as filed as Exhibit (p)(34) in post-effective amendment No. 169 via EDGAR on April 28, 2005, accession number 0001275125-05-000215).

	(20)
Code of Ethics adopted by Semaphore Management LLC (Exhibit incorporated by reference as filed as Exhibit (p)(20) in post-effective amendment No. 249 via IDEA on April 30, 2009, accession number 0000315774-09-000007).

	(21)
Code of Ethics adopted by Yacktman Asset Management Co. (Exhibit incorporated by reference as filed as Exhibit (p)(21) in post-effective amendment No. 256 via EDGAR on August 28, 2009, accession number 0000315774-09-000086).

	(22)
Code of Ethics adopted by Merk Investments, LLC (Exhibit incorporated by reference as filed as Exhibit (p)(22) in post-effective amendment No. 267 via EDGAR on December 30, 2009, accession number 0000315774-09-000244).

	(23)
Code of Ethics adopted by Golden Capital Management, LLC (Exhibit incorporated by reference as filed as Exhibit (p)(24) in post-effective amendment No. 249 via IDEA on April 30, 2009, accession number 0000315774-09-000007).

	(24)
Code of Ethics adopted by Grisanti Brown & Partners, LLC (Exhibit incorporated by reference as filed as Exhibit (p)(24) in post-effective amendment No. 267 via EDGAR on December 30, 2009, accession number 0000315774-09-000244).

	(25)
Code of Ethics adopted by Foreside Fund Services (Exhibit incorporated by reference as filed as Exhibit (p)(26) in post-effective amendment No. 253 via EDGAR on July 29,2009, accession number 0000315774-09-000063).

	(26)
Code of Ethics of Mohican Financial Management, LLC (Exhibit incorporated by reference as filed as Exhibit (p)(36) in post-effective amendment No. 209 via EDGAR on April 30, 2007, accession number 0001193125-07-096322).

	(27)
Code of Ethics adopted by Kovitz Financial Group, LLC (Exhibit incorporated by reference as filed as Exhibit (p)(27) in post-effective amendment No. 263 via EDGAR on November 30, 2009, accession number 0000315774-09-000178).

	(28)
Code of Ethics adopted by GMB Capital Management, LLC (Exhibit incorporated by reference as filed as Exhibit (p)(28) in post-effective amendment No. 267 via EDGAR on December 30, 2009, accession number 0000315774-09-000244).

	(29)
Code of Ethics adopted by Spears Abacus Advisors LLC (Exhibit incorporated by reference as filed as Exhibit (p)(29) in post-effective amendment No. 263 via EDGAR on November 30, 2009, accession number 0000315774-09-000178).

	(30)
Code of Ethics adopted by Green Eagle Capital LLC (Exhibit is incorporated by reference as Exhibit (p)(36) in post-effective amendment No. 241 via Edgar on October 1, 2008, accession number 0001193125-08-204655).

	(31)
Code of Ethics adopted by Kingstown Capital Partners LLC (Exhibit is incorporated by reference as Exhibit (p)(37) in post-effective amendment No. 241 via Edgar on October 1, 2008, accession number 0001193125-08-204655).

	(32)
Code of Ethics adopted by Madden Asset Management (Exhibit is incorporated by reference as Exhibit (p)(38) in post-effective amendment No. 241 via Edgar on October 1, 2008, accession number 0001193125-08-204655).

	(33)
Code of Ethics adopted by Twin Capital Management, Inc. (Exhibit incorporated by reference as filed as Exhibit (p)(35) in post-effective amendment No. 249 via IDEA on April 30, 2009, accession number 0000315774-09-000007).

	(34)
Code of Ethics adopted by Holland Capital LLC (Exhibit incorporated by reference as filed herewith as Exhibit (p)(34) in post-effective amendment No. 266 via IDEA on December 23, 2009, accession number 0000315774-09-000232).

	(35)	Code of Ethics adopted by Waterville Capital, LLC is filed herewith.

Other Exhibits:

(A)
Powers of Attorney for John Y. Keffer, James C. Cheng, Costas Azariadis and J. Michael Parish, Trustees of Registrant (Exhibit incorporated by reference as filed as Other Exhibits(A) in post-effective amendment No. 232 via EDGAR on June 6, 2008 accession number 0001193125-08-129746).

ITEM 29.	PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT
None.

ITEM 30.	INDEMNIFICATION
In accordance with Section 3803 of the Delaware Business Trust Act, Section 10.02 of Registrant’s Trust Instrument provides as follows:

“10.02. INDEMNIFICATION

(a)  Subject to the exceptions and limitations contained in Section (b) below:

(i) Every Person who is, or has been, a Trustee or officer of the Trust (hereinafter referred to as a “Covered Person”) shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof);

(ii) The words “claim,” “action,” “suit,” or “proceeding” shall apply to all claims, actions, suits or proceedings (civil, criminal or other, including appeals), actual or threatened while in office or thereafter, and the words “liability” and “expenses” shall include, without limitation, attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

(b) No indemnification shall be provided hereunder to a Covered Person:

(i) Who shall have been adjudicated by a court or body before which the proceeding was brought (A) to be liable to the Trust or its Holders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the Covered Person’s office or (B) not to have acted in good faith in the reasonable belief that Covered Person’s action was in the best interest of the Trust; or

(ii) In the event of a settlement, unless there has been a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the Trustee’s or officer’s office,

(A) By the court or other body approving the settlement;

(B) By at least a majority of those Trustees who are neither Interested Persons of the Trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry);

(C) By written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry); provided, however, that any Holder may, by appropriate legal proceedings, challenge any such determination by the Trustees or by independent counsel.

(c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel, other than Covered Persons, and other persons may be entitled by contract or otherwise under law.

(d) Expenses in connection with the preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in paragraph (a) of this Section 5.2 may be paid by the Trust or Series from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the Trust or Series if it is ultimately determined that he is not entitled to indemnification under this Section 5.2; provided, however, that either (a) such Covered Person shall have provided appropriate security for such undertaking, (b) the Trust is insured against losses arising out of any such advance payments or (c) either a majority of the Trustees who are neither Interested Persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a trial-type inquiry or full investigation), that there is reason to believe that such Covered Person will be found entitled to indemnification under this Section 5.2.

(e) Conditional advancing of indemnification monies under this Section 5.2 for actions based upon the 1940 Act may be made only on the following conditions: (i) the advances must be limited to amounts used, or to be used, for the preparation or presentation of a defense to the action, including costs connected with the preparation of a settlement; (ii) advances may be made only upon receipt of a written promise by, or on behalf of, the recipient to repay that amount of the advance which exceeds that amount which it is ultimately determined that he is entitled to receive from the Trust by reason of indemnification; and (iii) (a) such promise must be secured by a surety bond, other suitable insurance or an equivalent form of security which assures that any repayments may be obtained by the Trust without delay or litigation, which bond, insurance or other form of security must be provided by the recipient of the advance, or (b) a majority of a quorum of the Trust’s disinterested, non-party Trustees, or an independent legal counsel in a written opinion, shall determine, based upon a review of readily available facts, that the recipient of the advance ultimately will be found entitled to indemnification.

(f) In case any Holder or former Holder of any Series shall be held to be personally liable solely by reason of the Holder or former Holder being or having been a Holder of that Series and not because of the Holder or former Holder acts or omissions or for some other reason, the Holder or former Holder (or the Holder or former Holder’s heirs, executors, administrators or other legal representatives, or, in the case of a corporation or other entity, its corporate or other general successor) shall be entitled out of the assets belonging to the applicable Series to be held harmless from and indemnified against all loss and expense arising from such liability. The Trust, on behalf of the affected Series, shall, upon request by the Holder, assume the defense of any claim made against the Holder for any act or obligation of the Series and satisfy any judgment thereon from the assets of the Series.”

With respect to indemnification of an adviser to the Trust, the Investment Advisory Agreement between the Trust and Beck, Mack & Oliver, LLC includes language similar to the following:

“SECTION 3. STANDARD OF CARE.

(a) The Trust shall expect, and the Adviser shall give the Trust the benefit of, the Adviser’s best judgment and efforts in rendering its services to the Trust. The Adviser shall not be liable for error of judgment or mistake of law or for any loss incurred by the Trust or any Fund in connection with matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties hereunder, or by reason of reckless disregard of its obligations and duties hereunder.”

With respect to indemnification of an adviser to the Trust, the Investment Advisory Agreements between the Trust and Auxier Asset Management, LLC, H.M. Payson & Co.; and King Investment Advisors, Inc. include language similar to the following:

“SECTION 4. STANDARD OF CARE. We shall expect of you, and you will give us the benefit of, your best judgment and efforts in rendering these services to us, and we agree as an inducement to your undertaking these services that you shall not be liable hereunder for any mistake of judgment or in any event whatsoever, except for lack of good faith, provided that nothing herein shall be deemed to protect, or purport to protect, you against any liability to us or to our security holders to which you would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of your duties hereunder, or by reason of your reckless disregard of your obligations and duties hereunder.”

With respect to indemnification of an adviser to the Trust, the Investment Advisory Agreements between the Trust and Absolute Investment Advisers, LLC; AH Lisanti Capital Growth, LLC; Brown Investment Advisory Incorporated; D.F. Dent and Company, Inc.; Golden Capital Management, LLC; Merk Investments, LLC; Polaris Capital Management, Inc.; Grisanti Brown & Partners, LLC; provide similarly as follows:

“SECTION 5. STANDARD OF CARE. (a) The Trust shall expect of the Adviser, and the Adviser will give the Trust the benefit of, the Adviser’s best judgment and efforts in rendering its services to the Trust. The Adviser shall not be liable hereunder for error of judgment or mistake of law or in any event whatsoever, except for lack of good faith, provided that nothing herein shall be deemed to protect, or purport to protect, the Adviser against any liability to the Trust or to the Trust’s security holders to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of the Adviser’s duties hereunder, or by reason of the Adviser’s reckless disregard of its obligations and duties hereunder. (b) The Adviser shall not be responsible or liable for any failure or delay in performance of its obligations under this Agreement arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control including, without limitation, acts of civil or military authority, national emergencies, labor difficulties (other than those related to the Adviser’s employees), fire, mechanical breakdowns, flood or catastrophe, acts of God, insurrection, war, riots or failure of the mails, transportation, communication or power supply.”

With respect to indemnification of the underwriter of the Trust, Section 8 of the Distribution Agreement provides:

“(a) The Trust will indemnify, defend and hold the Distributor, its employees, agents, directors and officers and any person who controls the Distributor within the meaning of section 15 of the Securities Act or section 20 of the 1934 Act (“Distributor Indemnitees”) free and harmless from and against any and all claims, demands, actions, suits, judgments, liabilities, losses, damages, costs, charges, reasonable counsel fees and other expenses of every nature and character (including the cost of investigating or defending such claims, demands, actions, suits or liabilities and any reasonable counsel fees incurred in connection therewith) which any Distributor Indemnitee may incur, under the Securities Act, or under common law or otherwise, arising out of or based upon (i) the bad faith, willful misfeasance or gross negligence of the Trust in connection with the subject matter of this Agreement; (ii) any material breach by the Trust of its representations an warranties under this Agreement; (iii) any alleged untrue statement of a material fact contained in the Registration Statement or the Prospectuses or arising out of or based upon any alleged omission to state a material fact required to be stated in any one thereof or necessary to make the statements in any one thereof not misleading, unless such statement or omission was made in reliance upon, and in conformity with, information furnished in writing to the Trust in connection with the preparation of the Registration Statement or exhibits to the Registration Statement by or on behalf of the Distributor (“Distributor Claims”).

After receipt of the Distributor’s notice of termination under Section 13(e), the Trust shall indemnify and hold each Distributor Indemnitee free and harmless from and against any Distributor Claim; provided, that the term Distributor Claim for purposes of this sentence shall mean any Distributor Claim related to the matters for which the Distributor has requested amendment to the Registration Statement and for which the Trust has not filed a Required Amendment, regardless of with respect to such matters whether any statement in or omission from the Registration Statement was made in reliance upon, or in conformity with, information furnished to the Trust by or on behalf of the Distributor.

(b) The Trust may assume the defense of any suit brought to enforce any Distributor Claim and may retain counsel of good standing chosen by the Trust and approved by the Distributor, which approval shall not be withheld unreasonably. The Trust shall advise the Distributor that it will assume the defense of the suit and retain counsel within ten (10) days of receipt of the notice of the claim. If the Trust assumes the defense of any such suit and retains counsel, the defendants shall bear the fees and expenses of any additional counsel that they retain. If the Trust does not assume the defense of any such suit, or if Distributor does not approve of counsel chosen by the Trust or has been advised that it may have available defenses or claims that are not available to or conflict with those available to the Trust, the Trust will reimburse any Distributor Indemnitee named as defendant in such suit for the reasonable fees and expenses of any counsel that person retains. A Distributor Indemnitee shall not settle or confess any claim without the prior written consent of the Trust, which consent shall not be unreasonably withheld or delayed.

(c) The Distributor will indemnify, defend and hold the Trust and its several officers and trustees (collectively, the “Trust Indemnitees”), free and harmless from and against any and all claims, demands, actions, suits, judgments, liabilities, losses, damages, costs, charges, reasonable counsel fees and other expenses of every nature and character (including the cost of investigating or defending such claims, demands, actions, suits or liabilities and any reasonable counsel fees incurred in connection therewith), but only to the extent that such claims, demands, actions, suits, judgments, liabilities, losses, damages, costs, charges, reasonable counsel fees and other expenses result from, arise out of or are based upon:

(i) any alleged untrue statement of a material fact contained in the Registration Statement or Prospectus or any alleged omission of a material fact required to be stated or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon, and in conformity with, information furnished to the Trust in writing in connection with the preparation of the Registration Statement or Prospectus by or on behalf of the Distributor; or

(ii) any act of, or omission by, the Distributor or its sales representatives that does not conform to the standard of care set forth in Section 7 of this Agreement (“Trust Claims”).

(d) The Distributor may assume the defense of any suit brought to enforce any Trust Claim and may retain counsel of good standing chosen by the Distributor and approved by the Trust, which approval shall not be withheld unreasonably. The Distributor shall advise the Trust that it will assume the defense of the suit and retain counsel within ten (10) days of receipt of the notice of the claim. If the Distributor assumes the defense of any such suit and retains counsel, the defendants shall bear the fees and expenses of any additional counsel that they retain. If the Distributor does not assume the defense of any such suit, or if the Trust does not approve of counsel chosen by the Distributor or has been advised that it may have available defenses or claims that are not available to or conflict with those available to the Distributor, the Distributor will reimburse any Trust Indemnitee named as defendant in such suit for the reasonable fees and expenses of any counsel that person retains. A Trust Indemnitee shall not settle or confess any claim without the prior written consent of the Distributor, which consent shall not be unreasonably withheld or delayed.

(e) The Trust’s and the Distributor’s obligations to provide indemnification under this Section is conditioned upon the Trust or the Distributor receiving notice of any action brought against a Distributor Indemnitee or Trust Indemnitee, respectively, by the person against whom such action is brought within twenty (20) days after the summons or other first legal process is served. Such notice shall refer to the person or persons against whom the action is brought. The failure to provide such notice shall not relieve the party entitled to such notice of any liability that it may have to any Distributor Indemnitee or Trust Indemnitee except to the extent that the ability of the party entitled to such notice to defend such action has been materially adversely affected by the failure to provide notice.

(f) The provisions of this Section and the parties’ representations and warranties in this Agreement shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any Distributor Indemnitee or Trust Indemnitee and shall survive the sale and redemption of any Shares made pursuant to subscriptions obtained by the Distributor. The indemnification provisions of this Section will inure exclusively to the benefit of each person that may be a Distributor Indemnitee or Trust Indemnitee at any time and their respective successors and assigns (it being intended that such persons be deemed to be third party beneficiaries under this Agreement).

(g) Each party agrees promptly to notify the other party of the commencement of any litigation or proceeding of which it becomes aware arising out of or in any way connected with the issuance or sale of Shares.

(h) Nothing contained herein shall require the Trust to take any action contrary to any provision of its Organic Documents or any applicable statute or regulation or shall require the Distributor to take any action contrary to any provision of its Articles of Incorporation or Bylaws or any applicable statute or regulation; provided, however, that neither the Trust nor the Distributor may amend their Organic Documents or Articles of Incorporation and Bylaws, respectively, in any manner that would result in a violation of a representation or warranty made in this Agreement.

(i) Nothing contained in this section shall be construed to protect the Distributor against any liability to the Trust or its security holders to which the Distributor would otherwise be subject by reason of its failure to satisfy the standard of care set forth in Section 7 of this Agreement.”

ITEM 31.	BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

(a)	AH Lisanti Capital Growth, LLC

The following chart reflects the directors and officers of AH Lisanti, including their business connections, which are of a substantial nature. The address of AH Lisanti is 623 5th Avenue, New York, NY 10022 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

Name	Title	Business Connection
Mary Lisanti	President	AH Lisanti
John Adams	Chairman	AH Lisanti, Canaccord Adams Inc.
Kevin Dunn	Director	AH Lisanti, Canaccord Adams Inc.

(b)	Beck, Mack & Oliver LLC

The following chart reflects the directors and officers of Beck Mack & Oliver, including their business connections of a substantial nature. The address of BM&O is 360 Madison Ave., New York, NY 10017.

Name	Title	Business Connection
Peter A. Vlachos	Manager Director	BM&O
David E. Rappa	Member	BM&O
Zoe A. Vlachos		BM&O
Robert C. Beck	Senior Member	BM&O
Gerald M. Sedam, II	Member	BM&O
Robert J. Campbell	Member	BM&O
Walter K. Giles	Member	BM&O
Gilbert H. Dunham, Jr.	Member and Chief Compliance Officer	BM&O
Lyman Delano	Member	BM&O
Zachary A. Wydra	Member	BM&O

(c)	Auxier Asset Management LLC

The following chart reflects the directors and officers of Auxier, including their business connections, which are of a substantial nature. The address of Auxier is 5285 S.W. Meadows Road, Suite 333, Lake Oswego, OR 97035-2224 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.
Name	Title	Business Connection
J. Jeffrey Auxier	Chief Executive Officer	Auxier
Lillian Walker	Chief Compliance Officer	Auxier

(d)	Brown Investment Advisory Incorporated

The following chart reflects the directors and officers of Brown, including their business connections, which are of a substantial nature. The address of Brown, Brown Investment Advisory & Trust Company and Brown Advisory Holdings, Incorporated is 901 S. Bond Street, Suite 400, Baltimore, Maryland 21231 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

Name	Title	Business Connection
Michael D. Hankin	President & Director	Brown; ABIM
	Director and Chief Executive Officer, Trustee	Brown Investment Advisory and Trust Company
	Director, President and Chief Executive Officer	Brown Advisory Holdings, Incorporated
David M. Churchill	Treasurer & Director	Brown; ABIM
	Treasurer and Chief Financial Officer	Brown Investment Advisory and Trust Company
	Treasurer and Chief Financial Officer	Brown Advisory Holdings, Incorporated
Patrick J. Ventura	Chief Compliance Officer	Brown; ABIM

(e)	D.F. Dent and Company, Inc.

The following chart reflects the directors and officers of D.F. Dent, including their business connections, which are of a substantial nature. The address of D.F. Dent is 2 East Read Street, Baltimore, Maryland 21201 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

Name	Title	Business Connection
Daniel F. Dent	President and Treasurer	D.F. Dent
Thomas F. O’Neil	Vice President and Secretary	D.F. Dent
Linda W. McCleary	Vice President	D.F. Dent
Matt F. Dent	Vice President	D.F. Dent
Michael M. Morrill	Vice President	D.F. Dent
Gary D. Mitchell	Vice President	D.F. Dent

(f)	Golden Capital Management, LLC

The following chart reflects the officers of Golden Capital Management, LLC including their business connections, which are of a substantial nature. The address of Golden Capital Management, LLC is Five Resource Square, 10715 David Taylor Drive, Suite 400, Charlotte, North Carolina 28262 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

Name	Title	Business Connection
Greg W. Golden	Chief Executive Officer and President	Golden Capital Management
Jeff C. Moser	Chief Operating Officer	Golden Capital Management
Jonathan W. Cangalosi	Managing Director of Sales and Client Service	Golden Capital Management
Lynette W. Alexander	Managing Director of Operations	Golden Capital Management
Robert B. Carroll	General Counsel and Chief Compliance Officer	Golden Capital Management
Fred H. Karimian	Director of Quantitative Research	Golden Capital Management

(g)	H.M. Payson & Co.

The following chart reflects the directors and officers of H.M. Payson & Co., including their business connections, which are of a substantial nature. The address of H.M. Payson & Co. is One Portland Square, Portland, Maine 04101.

Name	Title	Business Connection
John C. Downing	Managing Director, Treasurer, Chief Compliance Officer	H.M. Payson & Co.
Thomas M. Pierce	Managing Director	H.M. Payson & Co.
Peter E. Robbins	Managing Director, Chief Investment Officer	H.M. Payson & Co.
John H. Walker	Managing Director, Chairman of the Board	H.M. Payson & Co.
Teresa M. Esposito	Managing Director, Chief Operations Officer, Chief Financial Officer	H.M. Payson & Co.
John C. Knox	Managing Director	H.M. Payson & Co.
Michael R. Currie	Managing Director, President	H.M. Payson & Co.
William N. Weickert	Managing Director, Director of Research & Secretary	H.M. Payson & Co.
John S. Belivea	Managing Director	H.M. Payson & Co.
Joel S. Harri	Managing Director	H.M. Payson & Co.

(h)	King Investment Advisors, Inc.

The following chart reflects the directors and officers of King, including their business connections, which are of a substantial nature. The address of King is 1980 Post Oak Boulevard, Suite 2400, Houston, Texas 77056-3898 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

Name	Title	Business Connection
Roger E. King	Chairman and President	King
John R. Servis	Director Owner, Commercial Real Estate	King, John R. Servis Properties 626 Wilcrest Dr. Houston, TX 77024
Pat H. Swanson	Chief Compliance Officer	King
Jane D. Lightfoot	Secretary/Treasurer	King

(i)	Munder Capital Management

The following chart reflects the directors and principal executive officers of Munder, including their business connections, which are of a substantial nature. The address of Munder is 480 Pierce Street, Birmingham, Michigan 48009 and unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

Name	Title	Business Connection
James S.Adams	Chief Executive Officer and Chief Investment Officer	Munder
Peter K. Hoglund	Managing Director and Chief Administrative Officer	Munder
Anne K. Kennedy	Managing Director	Munder
Peter G. Root	Managing Director and Chief Investment Officer	Munder
Stephen J. Shenkenberg	Managing Director, General Counsel, Chief Compliance Officer and Secretary	Munder
Sharon E. Fayolle	Managing Director	Munder
Beth A. Obear	Managing Director	Munder
James V. Fitzgerald	Managing Director	Munder
Tony Y. Dong	Managing Director	Munder
Munder Capital Holdings, LLC	General Partner	Munder
Munder Capital Holdings II, LLC	General Partner	Munder

(j)	Polaris Capital Management, Inc.

The following chart reflects the directors and officers of Polaris, including their business connections, which are of a substantial nature. The address of Polaris is 125 Summer Street, Boston, Massachusetts 02110 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

Name	Title	Business Connection
Bernard R. Horn, Jr.	President, Portfolio Manager	Polaris
Edward E. Wendell, Jr.	Treasurer President	Polaris Boston Investor Services, Inc.

(k)	Grisanti Brown & Partners, LLC

The following chart reflects the directors and officers of Grisanti Brown & Partners, LLC, including their business connections, which are of a substantial nature. The address of Shaker is 45 Rockefeller Plaza, 17th Floor, New York, New York, 10111 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

Name	Title	Business Connection
Vance C. Brown	Principal	Grisanti Brown & Partners
Christopher C. Grisanti	Principal	Grisanti Brown & Partners

(l)	GMB Capital Management, LLC

The following chart reflects the directors and officers of GMB Capital Management LLC, including their business connections, which are of a substantial nature. The address of GMB is 225 Franklin Street, 26th Floor, Boston, MA 02110 and unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.
Name	Title	Business Connection
Gabriel R. Bitran	Managing Member	GMB; Sloan Fellows Professor MIT Sloan School of Management 50 Memorial Drive, Cambridge, MA 02142

(m)	Absolute Investment Advisers, LLC

The following chart reflects the directors and officers of Absolute, including their business connections, which are of a substantial nature. The address of Absolute is 350 Lincoln Street, Suite 216, Hingham, MA 02043 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

Name	Title	Business Connection
Anthony R. Bosch	Principal	Absolute
Brian D. Hlidek	Principal	Absolute
James P. Compson	Principal	Absolute
Christian E. Aymond	Principal	Absolute
Alexander H. Petro	Principal	Absolute
Christopher A. Ward	Principal	Absolute
Fort Hill Capital Management	Direct Owner	Absolute

(n)	Aronson+Johnson+Ortiz, LP

The following chart reflects the directors and officers of Aronson, including their business connections, which are of a substantial nature. The address of Aronson is 230 South Broad Street, 20th Floor, Philadelphia, Pennsylvania 19102 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

Name	Title	Business Connection
Theodore R. Aronson	Managing Principal; Limited Partner	AJO
Martha E. Ortiz	Principal; Limited Partner	AJO
Kevin M. Johnson	Principal; Limited Partner	AJO
Paul E. Dodge	Principal; Limited Partner	AJO
Stefani Cranston	Principal; Limited Partner	AJO
Gina Maria N. Moore	Principal; Limited Partner	AJO
Stuart P. Kaye	Principal; Limited Partner	AJO. Prior to joining AJO in 2008, Mr. Kaye was head of research in the U.S. Structured Products Group at Invesco.
Gregory J. Rogers	Principal; Limited Partner	AJO
Aronson+Johnson+Ortiz, LLC	General Partner	AJO
Joseph F. Dietrick	Principal; Limited Partner; Chief Compliance Officer	AJO
Douglas D. Dixon	Principal; Limited Partner	AJO
R. Brian Wenzinger	Principal; Limited Partner	AJO
Christopher J. Whitehead	Principal; Limited Partner	AJO

(o)	Bernzott Capital Advisors

The following chart reflects the directors and officers of Bernzott, including their business connections, which are of a substantial nature. The address of Bernzott is 888 W. Ventura Blvd., Suite B, Camarillo, California 93010-8383 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.
Name	Title	Business Connection
Kevin Bernzott	Chairman; CEO;	Bernzott
Peter F. Banks	President; Chief Investment Officer	Bernzott
Dale A. Eucker	Director	Bernzott
Scott T. Larson	Director	Bernzott
Priscilla A. Simon	Chief Financial Officer	Bernzott
Denelle Rutherford	Director	Bernzott
Thomas A. Derse	Director	Bernzott
Madeline Rhods	Director	Bernzott
Bernzott Capital Advisors Profit Sharing Plan	Shareholder	Bernzott
Hans Walsh	Director; Vice President; Chief Operating Officer; Chief Compliance Officer	Bernzott
Marilyn Bernzott	Owner	Bernzott

(p)	Contravisory Investment Management Corp.

The following chart reflects the directors and officers of Contravisory, including their business connections, which are of a substantial nature. The address of Contravisory is 99 Derby Street, Suite 302, Hingham, Massachusetts 02043 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

Name	Title	Business Connection
George E. Noonan, Jr.	Chairman	Contravisory
William M. Noonan	President & Chief Executive Officer	Contravisory
Philip A. Noonan	Chief Operating Officer	Contravisory

(q)	Horizon Asset Management, Inc.

The following chart reflects the directors and officers of Horizon, including their business connections, which are of a substantial nature. The address of Horizon is 470 Park Avenue South, 4th Floor , New York, New York 10016 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

Name	Title	Business Connection
Denise M. Kashey	Director	Horizon
Steven Bregman	Director; President & Chief Operations Officer	Horizon
Mark Wszolek	Chief Compliance Officer	Horizon
Peter Doyle	Director; Vice President;	Horizon
Thomas C. Ewing	Director	Horizon
Andrew M. Fishman	Chief Compliance Officer; General Counsel & Secretary	Horizon
John Meditz	Vice Chairman; Director	Horizon
Murray Stahl	Chairman; Treasurer & Chief Executive Officer	Horizon

(r)	Kinetics Asset Management, Inc.

The following chart reflects the directors and officers of Kinetics, including their business connections, which are of a substantial nature. The address of Kinetics is 555 Taxter Road, Suite 175, Elmsford, New York 10523 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

Name	Title	Business Connection
Bruce P. Abel	Director; Secretary	Kinetics
Lawrence P. Doyle	Chairman	Kinetics
Peter Doyle	President; CEO; Director; Chief Investment Strategist	Kinetics
Andrew M. Fishman	Chief Compliance Officer & Assistant Secretary	Kinetics
Leonid Polyakov	Director; CFO	Kinetics
James G. Doyle	Of Counsel	Kinetics
Jay Kesslen	General Counsel	Kinetics
Frank Costa	Shareholder	Kinetics
Kinetics Voting Trust	Trust is Shareholder	Kinetics
Susan C. Conway	Shareholder	Kinetics
Karen & Larry Doyle Irrevocable Trust	Shareholder	Kinetics
Karen Doyle Trust	Shareholder	Kinetics
Lawrence Doyle Trust	Shareholder	Kinetics

(s)	MetWest Asset Management, LLC (MetWest)

The following chart reflects the directors and officers of MetWest, including their business connections, which are of a substantial nature. The address of MetWest is 11766 Wilshire Blvd., Suite 1580, Los Angeles, California 90025-6552 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

Name	Title	Business Connection
Tad Rivelle	Chief Investment Officer	MetWest
David B. Lippman	Chief Executive Officer	MetWest
Laird R. Landmann	President	MetWest
Scott B. Dubchansky	Managing Director	MetWest
Bryan Whalen	Managing Director	MetWest
Mitchell Flack	Managing Director	MetWest
Stephen M. Kane	Generalist Portfolio Manager	MetWest
Joseph D. Hattesohl	Chief Financial Officer	MetWest
Anthony C. Scibelli	Director of Marketing	MetWest
Patrick A. Moore	Director of Client Service	MetWest
Keith T. Kirk	Chief Compliance Officer	MetWest
George Ristic	Chief Technology Officer	MetWest
Cal Rivelle	Chief Operating Officer	MetWest
MWAM Holdings, LLC	Member	MetWest

(t)	SSI Investment Management, Inc.

The following chart reflects the directors and officers of SSI, including their business connections, which are of a substantial nature. The address of SSI is 9440 Santa Monica Blvd., 8th Floor, Beverly Hills, California 90210 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

Name	Title	Business Connection
John D. Gottfurcht	President	SSI
Amy J. Gottfurcht	Chairman; CEO; Secretary	SSI
George M. Douglas	Vice President; Chief Investment Officer	SSI
Syed F. Mehdi	CCO; Vice President; Human Resources	SSI

(u)	TWIN Capital Management, Inc.

The following chart reflects the directors and officers of TWIN, including their business connections, which are of a substantial nature. The address of TWIN is 3244 Washington Road, Suite 202, McMurray, Pennsylvania 15317-3153 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

Name	Title	Business Connection
Geoffrey Gerber	President; CIO	TWIN
James D. Drake	Controller; Chief Compliance Officer	TWIN
Christopher Erfort	Senior Vice President, Portfolio Management	TWIN
James Hough	Senior Vice President, Quantitative Systems	TWIN

(v)	Yacktman Asset Management Co.

The following chart reflects the directors and officers of Yacktman, including their business connections, which are of a substantial nature. The address of Yacktman is 1110 Lake Cook Road, Suite 385, Buffalo Grove, Illinois 60089 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

Name	Title	Business Connection
Donald A. Yacktman	President & Treasurer	Yacktman
Ronald W. Ball	Senior Vice President	Yacktman
Stephen A. Yacktman	Senior Vice President & Secretary	Yacktman
Jason Subotky	Vice President	Yacktman
Russell Wilkins	Vice President	Yacktman
Kent Arnett	Vice President & Chief Compliance Officer

(w)	Kovitz Investment Group, LLC

The following chart reflects the directors and officers of Kovitz, including their business connections, which are of a substantial nature. The address of Kovitz is 222 West Adams Street, Suite 2160, Chicago, Illinois 60606 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

Name	Title	Business Connection
Mitchell A. Kovitz	Chief Executive Officer	Kovitz
Jonathan A. Shapiro	Chief Financial Officer	Kovitz
Marc S. Brenner	President, Chief Legal Officer and Chief Compliance Officer	Kovitz
Bruce A. Weininger	Vice President	Kovitz
Harold (Skip) Gianopulos, Jr.	Managing Director	Kovitz
Edward W. Edens	Director-Client Services	Kovitz
Richard P. Salerno	Director-Fixed Income	Kovitz

(x)	Mohican Financial Management, LLC
The following chart reflects the directors and officers of Mohican, including their business connections, which are of a substantial nature. The address of Mohican is 21 Railroad Avenue, Suite 35, Cooperstown, New York 13326 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

Name	Title	Business Connection
Eric C. Hage	Managing Member, Chief Executive Officer & Chief Investment Officer	Mohican
Daniel C. Hage	Chief Operating Officer and Senior Trader	Mohican

(y)	Merk Investments, LLC (“Merk”)

The following chart reflects the directors and officers of Merk, including their business connections, which are of a substantial nature. The address of Merk is 555 Bryant Avenue #455, Palo Alto, CA 94301 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

Name	Title	Business Connection
Axel Merk	President	Merk Investments LLC
Hanna Tikkanen Merk	Vice President	Merk Investments LLC
Kimberly Schuster	Director of Finance	Merk Investments LLC
Deborah Goldberg	Chief Compliance Officer	Merk Investments LLC

(z)	Spears Abacus Advisors, LLC

The following chart reflects the directors and officers of Spears Abacus Advisors LLC (“Spears Abacus”), including their business connections, which are of a substantial nature. The address of Spears Abacus is 147 E. 48th Street, New York, NY 10017, and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

Name	Title	Business Connection
William G. Spears	Chief Executive Officer; Principal Financial Officer; Managing Partner	Spears Abacus; Spears, Grisanti & Brown, 2001-2006
Robert M. Raich	President	Spears Abacus; Abacus & Associates
Frank A. Weil	Partner; Chairman	Spears Abacus; Abacus & Associates

(aa)	Green Eagle Capital LLC

The following chart reflects the directors and officers of Green Eagle Capital LLC, including their business connections, which are of a substantial nature. The address of Green Eagle Capital LLC is 250 East Illinois Road, Suite 200, Lake Forest, IL 60045 and, unless indicated otherwise below, that address is the principal address of any company with which the directors and officers are connected.

Name	Title	Business Connection
Daniel Sperrazza	Managing Member	Green Eagle Capital Management, LLC (General Partner of Green Eagle Credit Fund, LP)
	Director and Secretary	Green Eagle Credit Master Fund, Ltd. and Green Eagle Credit Offshore Fund, Ltd.
Glenn Migliozzi	Managing Member	Green Eagle Capital Management, LLC (General Partner of Green Eagle Credit Fund, LP)
	Director and Secretary	Green Eagle Credit Master Fund, Ltd. and Green Eagle Credit Offshore Fund, Ltd.

(bb)	Madden Asset Management, LLC

The following chart reflects the directors and officers of Madden Asset Management, LLC, including their business connections, which are of a substantial nature. The address of Madden Asset Management, LLC is One International Place, 24th Floor, Boston, MA 02110 and, unless indicated otherwise below, that address is the principal address of any company with which the directors and officers are connected.

Name	Title	Business Connection
Rob Madden	Managing Member	Madden Asset Management, LLC
Scott Madden	COO	Madden Asset Management, LLC

(cc)	Kingstown Capital Management, LP

The following chart reflects the directors and officers of Kingstown Capital Management, LP, including their business connections, which are of a substantial nature. The address of Kingstown Capital Management, LP, is 1270 Broadway, Suite 1009, New York, NY 10001 and, unless indicated otherwise below, that address is the principal address of any company with which the directors and officers are connected.

Name	Title	Business Connection
Michael Blitzer	Managing Partner	Also Managing Partner of Kingstown Partners, LP
Guy Shanon	Managing Partner	Also Managing Partner of Kingstown Partners, LP

(dd)	Cardinal Capital Management, LLC

The following chart reflects the directors and officers of Cardinal, including their business connections, which are of a substantial nature. The address of Cardinal is One Fawcett Place, Greenwich, Connecticut 06830 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

Name	Title	Business Connection
Amy K. Minella	Managing Partner	Cardinal
Eugene Fox	Managing Director	Cardinal
Robert B. Kirkpatrick	Managing Director	Cardinal
Thomas J. Spelman	Managing Director/Chief Financial Officer/Chief Compliance Officer	Cardinal

(ee)	Semaphore Management LLC

The following chart reflects the directors and officers of Semaphore Management LLC, including their business connections, which are of a substantial nature. The address of Semaphore Management LLC is 320 Park Avenue, 10th Floor, New York, New York 10022 and, unless indicated otherwise below, that address is the principal address of any company with which the directors and officers are connected.

Name	Title	Business Connection
Paul J. Carpenter	Managing Member	Semaphore Management LLC
	Managing Member	Otis Partners LLC
	Director	Semaphore Offshore Ltd
Hoyt Ammidon, III	Managing Member	Semaphore Management LLC
	Managing Member	Otis Partners LLC
	Director	Semaphore Offshore Ltd
Robert C. Penberth	Chief Financial Officer and Chief Compliance	Semaphore Management LLC

(ff)	Holland Capital Management LLC

The following chart reflects the directors and officers of Holland Capital Management LLC, including their business connections, which are of a substantial nature.  The address of Holland Capital Management LLC is One North Wacker Drive, Suite 700, Chicago, Illinois, 60606 and, unless indicated otherwise below, that address is the principal address of any company with which the directors and officers are connected.

Name	Title	Business Connection
Louis A. Holland	Retired Founder; Former Founding Partner, Investment Strategist, Chief Investment Officer, Managing Partner	None
Catherine E. Lavery	Managing Director and Chief Administrative Officer; Former Managing Partner	None
Monica L. Walker, CPA	President, Chief Investment Officer – Equity; Former Managing Director, Managing Partner and Portfolio Manager	None
Laura J. Janus, CFA	Managing Director, Chief Investment Officer – Fixed Income; Former Managing Partner and Portfolio Manager	None
Susan M. Chamberlain	Chief Compliance Officer	None

(gg)	Waterville Capital, LLC

The following chart reflects the directors and officers of Waterville Capital, LLC, including their business connections, which are of a substantial nature.  The address of Waterville Capital, LLC, is Radnor Court, Suite 140, 259 Radnor-Chester Road, Radnor, PA 19087 and, unless indicated otherwise below, that address is the principal address of any company with which the directors and officers are connected.

Name	Title	Other Business Connection
Francis Bonner	Managing Member	None
Joseph Delaney	Managing Member, Chief Compliance Officer	None

(hh)Utendahl Capital Management, LP
The following chart reflects the directors and officers of Utendahl Capital Management, LP, including their business connections, which are of a substantial nature.  The address of Utendahl Capital Management, LP is 30 Broad Street, 21st Floor, New York, NY 10004 and, unless indicated otherwise below, that address is the principal address of any company with which the directors and officers are connected.
Name	Title	Business Connection
Penny Zuckerwise	Chief Executive Officer	Utendahl Capital Management, LP
	Director	Lebenthal Funds Inc.
	Director	Boston Advisors
	Managing Partner	Boldcap Ventures
	Managing Member	Wiserock, LLC
Jo Ann Corkran	Chief Investment Officer	Utendahl Capital Management, LP
Gregory Parsons	Chief Operating Officer	Utendahl Capital Management, LP
	Managing Member (1998-1999)	CP Capital Partners
Thomas Mandel	Managing Director	Utendahl Capital Management, LP

(ii)   Pacific Investment Management Company LLC
The following chart reflects the directors and officers of Pacific Investment Management Company LLC, including their business connections, which are of a substantial nature.  The address of Pacific Investment Management Company LLC, is 840 Newport Center Drive, Suite 100, Newport Beach, CA 92660 and, unless indicated otherwise below, that address is the principal address of any company with which the directors and officers are connected.
Name	Title	Business Connection
Adatia, Tina	Vice President	PIMCO
Afrasiabi, Mark S.	Senior Vice President	PIMCO
Agredano, Carlos	Vice President	PIMCO
Akerberg, Oskar	Vice President	PIMCO
Allamanis, Georgios	Vice President	PIMCO
Althof, Michael	Vice President	PIMCO
Amey, Mike	Executive Vice President	PIMCO and PIMCO Europe Limited
Ananthanarayanan, Mangala V.	Vice President	PIMCO
Anctil, Stacie D.	Senior Vice President Assistant Treasurer	PIMCO PIMCO Funds and PIMCO Variable Insurance Trust
Anderson, Joshua M.	Executive Vice President	PIMCO
Andrews, David S.	Executive Vice President	PIMCO
Anochie, Kwame A.	Vice President	PIMCO
Arnold, Tammie J.	Managing Director	PIMCO
Arora, Amit	Senior Vice President	PIMCO, Formerly, Executive Director, J.P. Morgan
Avancini, Joerg	Vice President	PIMCO
Baker, Brian P.	Managing Director	PIMCO
Balls, Andrew Thomas	Executive Vice President	PIMCO
Bansal, Sharad	Vice President	PIMCO
Barnes, Donna E.	Vice President	PIMCO
Beard, Christopher	Vice President	PIMCO
Beaumont, Stephen B.	Executive Vice President	PIMCO
Beck, Lee Davison	Senior Vice President	PIMCO, Formerly, Senior Vice President, Allianz Global Investors Distributors
Benson, Sandra M.	Vice President	PIMCO
Benz II, William R.	Managing Director	PIMCO
Ben-Zvi, Kfir	Vice President	PIMCO
Berman, Scott	Senior Vice President	PIMCO. Formerly, Vice President, JPMorgan Chase Proprietary Positioning Business.
Berndt, Andreas	Senior Vice President	PIMCO
Bertolo, Matteo	Vice President	PIMCO
Bhansali, Vineer	Managing Director	PIMCO
Bierman, Dave H.	Vice President	PIMCO
Bishop, Gregory A.	Executive Vice President	PIMCO
Blair, David James	Senior Vice President	PIMCO
Blau, Volker	Executive Vice President	PIMCO
Blomenkamp, Felix	Senior Vice President	PIMCO
Blute, Ryan Patrick	Senior Vice President	PIMCO
Bodereau, Philippe	Executive Vice President	PIMCO
Boehm, Timo	Vice President	PIMCO
Bolton, Laurence Edwin	Vice President	PIMCO. Formerly, Senior Associate, Dechert LLP
Bosomworth, Andrew	Executive Vice President	PIMCO
Boyd, C. Robert	Vice President	PIMCO
Brandl, Michael	Vice President	PIMCO
Braun, David L.	Senior Vice President, PIMCO	PIMCO. Formerly, Executive Vice President and Chief Risk Officer, The Hartford-Hartford Investment Management Co.
Brenner, Matthew H.	Vice President	PIMCO
Bridwell, Jennifer S	Executive Vice President	PIMCO
Brittain, WH Bruce	Executive Vice President	PIMCO
Broadwater, Kevin M.	Senior Vice President	PIMCO
Brons, Jelle	Vice President, PIMCO.	PIMCO
Brown, Erik C.	Senior Vice President Assistant Treasurer Vice President	PIMCO PIMCO Funds and PIMCO Variable Insurance Trust StocksPLUS Management Inc.
Brune, Christopher P.	Vice President	PIMCO
Bui, Giang H.	Senior Vice President	PIMCO
Burdian, Michael R.	Vice President	PIMCO
Burns, Michael A.	Senior Vice President	PIMCO and PIMCO Europe Limited
Burns, Robert	Vice President	PIMCO
Byer, Jeffrey A.	Vice President	PIMCO
Callin, Sabrina C.	Executive Vice President Vice President	PIMCO StocksPLUS Management, Inc.
Caltagirone, Christopher	Vice President	PIMCO
Cantrill, Elizabeth D.	Vice President	PIMCO
Carnachan, Robert Scott	Senior Vice President	PIMCO and PIMCO Asia PTE Limited
Cavalieri, John R.	Senior Vice President	PIMCO
Chen, Wing-Harn	Vice President	PIMCO
Cheng, Audrey	Vice President	PIMCO. Formerly, Associate, Morrison & Foerster, LLP
Chin, Tracy	Vice President	PIMCO and PIMCO Asia PTE Limited.
Chipp, William	Vice President	PIMCO
Chopra, Amit	Vice President	PIMCO
Clarida, Richard H	Executive Vice President	PIMCO
Clark, Raymond Matthew	Vice President	PIMCO
Clarke, James Robert	Vice President	PIMCO
Colasuonno, Richard T.	Vice President	PIMCO
Colter Jr., Eugene M.	Senior Vice President	PIMCO. Formerly, Editorial Director, Peppercorn.
Conseil, Cyrille R.	Executive Vice President	PIMCO
Cooke, Anthony H.	Vice President	PIMCO
Cornelius, Darryl P.	Vice President	PIMCO
Cortes Gonzalez, Ana	Vice President	PIMCO. Formerly, Portfolio Manager, Commerzbank AG.
Crescenzi, Anthony	Senior Vice President	PIMCO. Formerly, Chief Bond Market Strategist, Partner and Chairman, Miller Tabak Asset Management.
Cressy, Jonathan B.	Senior Vice President	PIMCO
Cumby III, William S.	Vice President	PIMCO. Formerly, Trader, CMBS Capital Markets Desk.
Cummings, John B.	Executive Vice President	PIMCO
Cupps, Wendy W.	Managing Director, PIMCO.	PIMCO
Dada, Suhail H.	Executive Vice President	PIMCO
Dahlhoff, Juergen	Vice President	PIMCO
Damodaran, Kumaran	Senior Vice President	PIMCO. Formerly, Senior Vice President, Lehman Brothers.
Danielsen, Birgitte	Vice President	PIMCO
Darling, James	Senior Vice President	PIMCO. Formerly, Vice President, Desjardins Securities Inc.
Das, Aniruddha	Vice President	PIMCO
David, Evan A.	Vice President	PIMCO
Dawson, Craig A.	Managing Director	PIMCO
De Bellis, Mary	Vice President	PIMCO
De Leon, William	Executive Vice President	PIMCO
De Lorenzo, Nicola A.	Vice President	PIMCO
Devlin, Edward	Executive Vice President	PIMCO
Dialynas, Chris P.	Managing Director	PIMCO
Dilek, Burcin	Vice President	PIMCO
Dittrich, Hanno	Vice President	PIMCO. Formerly, Vice President, DWS Holdings & Service GmbH.
Fisher, Marcellus M.	Senior Vice President	PIMCO
Flattum, David C.	Managing Director, General Counsel Chief Legal Officer	PIMCO PIMCO Funds and PIMCO Variable Insurance Trust.
Forsyth, Andrew C.	Vice President	PIMCO
Fournier, Joseph A.	Executive Vice President	PIMCO
Fowler, Ellen	Vice President	PIMCO
Foxall, Julian	Senior Vice President	PIMCO
Frisch, Ursula T.	Senior Vice President	PIMCO
Froehlich, Frank	Vice President.	PIMCO
Fuhrmann, Dorothee J.	Executive Vice President	PIMCO. Formerly, Managing Director, Lehman Brothers International.
Fulford III, Richard F.	Executive Vice President	PIMCO
Furusho, Hiroaki	Vice President	PIMCO
Galli, Leandro J.	Vice President	PIMCO
Gandolfi, Alessandro	Senior Vice President, PIMCO.	PIMCO. Formerly, Director, Sanpaolo IMI Group.
Garbuzov, Yuri P.	Senior Vice President	PIMCO
Garnett, Andrew	Vice President	PIMCO. Formerly, Director, UBS Global Asset Management (UK) Limited).
Getter, Christopher T.	Senior Vice President	PIMCO. Formerly, Emerging Market Debt Research Analyst, Fidelity Management & Research Co.
Gibson, Thomas C.	Vice President	PIMCO
Gingrich, Robert M.	Vice President, PIMCO.	PIMCO
Giurlani, Gian Luca	Senior Vice President	PIMCO. Formerly, Managing Director, Crosby Forsyth.
Gleason, G. Steven	Executive Vice President	PIMCO
Gomez, Michael A.	Executive Vice President	PIMCO
Gould, Linda J	Vice President	PIMCO
Grabar, Gregory S.	Senior Vice President	PIMCO
Grady, Myrrha H.	Vice President	PIMCO
Graham, Stuart T.	Senior Vice President	PIMCO. Formerly, Vice President & Managing Director, MFC Global Investment Management.
Graves, Zoya S.	Vice President	PIMCO
Greer, Robert J.	Executive Vice President	PIMCO
Griffiths, John	Senior Vice President	PIMCO. Formerly, Head of Pension Fund Development, Santander Global Banking & Markets.
Gross, Jared B.	Senior Vice President	PIMCO. Formerly, Senior Vice President, Lehman Brothers.
Gross, William H.	Managing Director, Chief Investment Officer and Executive Committee Member Director Senior Vice President	PIMCO StocksPLUS Management, Inc. PIMCO Funds and PIMCO Variable Insurance Trust.
Gruben, Kristin L.	Vice President	PIMCO
Grzesik, Marco	Vice President	PIMCO
Gu, Haidi	Vice President, PIMCO.	PIMCO
Gupta, Sachin	Senior Vice President, PIMCO.	PIMCO
Gupta, Shailesh	Senior Vice President, PIMCO.	PIMCO
Haaf, Tim	Vice President, PIMCO.	PIMCO
Hagmeier, William Robert	Vice President	PIMCO. Formerly, Vice President, Advantus Capital Management.
Hally, Gordon C.	Executive Vice President	PIMCO
Hardaway, John P.	Executive Vice President Vice President Treasurer	PIMCO StocksPLUS Management, Inc. PIMCO Funds and PIMCO Variable Insurance Trust.
Harris, Brent Richard	Managing Director and Executive Committee Member, PIMCO. Director and President Trustee, Chairman and President Director	PIMCO StocksPLUS Management, Inc. PIMCO Funds and PIMCO Variable Insurance Trust. PIMCO Luxembourg S.A. and PIMCO Luxembourg II.
Harumi, Kazunori	Executive Vice President	PIMCO
Hastings, Arthur J.	Senior Vice President Vice President	PIMCO StocksPLUS Management Inc.
Hauschild, Matthew R.	Vice President	PIMCO
Hayes, Ray C.	Senior Vice President	PIMCO
Heimann, Ilan	Senior Vice President	PIMCO
Helsing, Jeffrey	Senior Vice President	PIMCO
Heravi, Kaveh C.	Vice President	PIMCO
Herlan, Hans Joerg	Vice President, PIMCO.	PIMCO
Hockswender, Thomas R.	Vice President	PIMCO. Formerly, Executive Director, JPMorgan.
Hodge, Douglas M.	Managing Director	PIMCO
Hofmann, Richard P.E.	Senior Vice President	PIMCO. Formerly, Analyst, Creditsights, Inc.
Holden, Brent L.	Managing Director	PIMCO
Holloway Jr., Dwight F.	Executive Vice President	PIMCO
Horne, Jonathan L.	Senior Vice President	PIMCO
Hsiang, Hwa-Ming	Vice President	PIMCO
Hu, Gang	Senior Vice President	PIMCO. Formerly, Director, Deutsche Bank.
Huerta, Maryam	Vice President	PIMCO
Hyman, Daniel Herbert	Senior Vice President	PIMCO. Formerly, Vice President, Credit Suisse.
Ing, Terrence	Vice President	PIMCO. Formerly, Senior Research Analyst, Wells Fargo Securities Investment Group.
Ivascyn, Daniel J.	Managing Director	PIMCO
Jacobs IV, Lew W.	Managing Director	PIMCO
Jacobs, Brian H.	Vice President	PIMCO
Jann, Juergen	Senior Vice President	PIMCO
Johnson, Eric D	Vice President	PIMCO
Johnson, Kelly	Vice President	PIMCO
Johnson, Nicholas, J.	Senior Vice President	PIMCO
Jones, Jeff	Vice President	PIMCO. Formerly, Head of Leadership Assessment & Development Group, HSBC Holding PLC
Jones, Steven L.	Vice President	PIMCO, StocksPLUS Management Inc.
Jordan, Daniel V.	Vice President	PIMCO
Kakuchi, Tadashi	Vice President	PIMCO
Karpov, Natalie	Vice President	PIMCO
Katz, Ulrich	Senior Vice President	PIMCO
Kavafyan, Constance	Vice President	PIMCO
Keck, Andreas	Senior Vice President	PIMCO
Kellerhals, Philipp	Vice President	PIMCO
Kelly, Benjamin Marcus	Senior Vice President	PIMCO
Kersman, Alec	Vice President	PIMCO
Kezelman, Jason M	Vice President	PIMCO
Kiesel, Mark R.	Executive Vice President	PIMCO
Kim, Aaron	Vice President	PIMCO. Formerly, Executive Director and Counsel, JPMorgan Chase Bank, N.A.
Kim, Lisa	Vice President	PIMCO
King Jr., John Stephen	Senior Vice President Vice President, Senior Counsel, and Secretary	PIMCO PIMCO Funds and PIMCO Variable Insurance Trust.
King, Stephanie Lorraine	Executive Vice President	PIMCO
Kingston, Rafer A.	Vice President	PIMCO
Kirkbaumer, Steven P.	Senior Vice President	PIMCO
Kirkowski, John J.	Vice President	PIMCO
Kishimoto, Yayoi	Vice President	PIMCO
Klug, Harald	Vice President	PIMCO
Komatsu, Hugo	Vice President	PIMCO
Komatsu, Mitsuaki	Senior Vice President	PIMCO
Korinke, Kimberley Grace	Senior Vice President	PIMCO
Korinke, Ryan P.	Senior Vice President	PIMCO
Kressin, Thomas	Senior Vice President	PIMCO
Kuhner, Kevin D.	Senior Vice President	PIMCO
Kumar, Mukund	Vice President	PIMCO
Lachhammer, Stefan	Vice President	PIMCO
Lackey, Warren M.	Senior Vice President	PIMCO
Lang, Eddie	Vice President	PIMCO
Lange, Thomas	Vice President	PIMCO
Larsen, Henrik P.	Senior Vice President Vice President	PIMCO PIMCO Funds and PIMCO Variable Insurance Trust.
LeBrun Jr., Richard R.	Senior Vice President Assistant Secretary	PIMCO StocksPLUS Management, Inc.
Lee, Alvin Lip Sin	Vice President	PIMCO
Lee, Robert Ru-Bor	Vice President	PIMCO
Lehavi, Yanay	Executive Vice President	PIMCO
Leong, Chon-Ian	Vice President	PIMCO
Leong, Foong C.	Vice President	PIMCO
Lettich, Bruno J.	Executive Vice President	PIMCO. Formerly, Managing Director, Merrill Lynch & Co.
Li, Ji	Senior Vice President	PIMCO. Formerly, Vice President, Goldman Sachs.
Li, Li	Vice President	PIMCO
Lian, Chia Liang	Senior Vice President	PIMCO
Lilly III, Frederick V.	Vice President	PIMCO. Formerly, Vice President, Portfolio Manager, The Bank of New York.
Linder, Astrid	Vice President	PIMCO
Linke, Gordon F.	Senior Vice President	PIMCO. Formerly, Strategic Account Manager, Barclays Global Investors.
Liwski, Michael V.	Vice President	PIMCO
Lofdahl, Christopher F.	Vice President	PIMCO
Loh, Cynthia E. Yue-Ling	Vice President	PIMCO
Loh, John J.	Senior Vice President	PIMCO
Long, Hui	Vice President	PIMCO. Formerly, Vice President, Countrywide Financial Corp.
Lopez, Joy L.	Vice President	PIMCO
Lopez, Rafael A.	Senior Vice President	PIMCO
Loriferne, Matthieu H. F.	Vice President	PIMCO
Louanges, Matthieu	Executive Vice President	PIMCO
Love, David B.	Vice President	PIMCO. Formerly, Director, Treesdale Partners, LLC.
Lowe, Erika Hayflick	Vice President	PIMCO
Lown, David C.	Managing Director	PIMCO
Ludwig, Steven	Senior Vice President	PIMCO
Mak, Richard	Senior Vice President	PIMCO
Mandy, Alain	Vice President	PIMCO. Formerly, Audit Senior Manager/Director, PricewaterhouseCoopers.
Manseau Guerdat, Chantal Marie-Helene	Vice President	PIMCO
Maoui, Idriss	Vice President	PIMCO. Formerly, Assistant Vice President, Barclays Capital.
Martel, Rene	Senior Vice President	PIMCO
Martin, Scott W.	Senior Vice President	PIMCO
Martini, Nadege	Vice President	PIMCO
Masanao, Tomoya	Executive Vice President	PIMCO
Mather, Scott A.	Managing Director	PIMCO
Mayershofer, Veronika	Vice President	PIMCO
Mazzocchi, Bettina E.	Vice President	PIMCO. Formerly, Vice President, Morgan Stanley.
McCann, Patrick Murphy	Vice President	PIMCO
McCarthy, Sean M.	Vice President	PIMCO. Formerly, Senior Vice President, Lehman Brothers Inc.
McCray, Mark V.	Managing Director	PIMCO
McCulley, Paul A.	Managing Director	PIMCO
McDevitt, Joseph V.	Managing Director Director and Chief Executive Officer	PIMCO PIMCO Europe Limited. Director, PIMCO Funds: Global Investors Series plc and PIMCO Global Advisors (Ireland) Limited.
Mead, Robert	Executive Vice President	PIMCO
Meggers, Julie Ann	Senior Vice President	PIMCO
Merz, Frederic	Vice President	PIMCO
Metsch, Mark E.	Vice President	PIMCO
Mewbourne, Curtis A.	Managing Director	PIMCO
Meyn, Cynthia L.	Senior Vice President	PIMCO. Formerly, Managing Director, Morgan Stanley.
Micali, Carlo	Vice President	PIMCO. Formerly, Financial Analyst, Perlinski & Co.
Mierau, Kristion T.	Vice President	PIMCO
Mieth, Roland	Vice President	PIMCO. Formerly, Emerging Markets Marketer/Structurer, JPMorgan.
Miller Jr., Kendall P.	Senior Vice President	PIMCO
Miller, John M.	Executive Vice President	PIMCO
Millimet, Scott A.	Executive Vice President	PIMCO
Milo, Davida J.	Senior Vice President	PIMCO
Minaki, Haruki	Executive Vice President	PIMCO
Mitchell, Gail	Senior Vice President	PIMCO
Mittal, Mohit	Vice President	PIMCO
Moeljanto, Lanny H.	Vice President	PIMCO
Mogelof, Eric J.	Executive Vice President	PIMCO
Molloy, Carol	Vice President	PIMCO
Monson, Kristen S.	Executive Vice President	PIMCO
Moore, James F.	Executive Vice President	PIMCO
Morena, Robert	Executive Vice President	PIMCO. Formerly, Managing Director, JPMorgan Asset Management.
Morrison, John E.	Vice President	PIMCO
Moyer, Stephen G.	Senior Vice President	PIMCO. Formerly, Director, Tennenbaum Capital Partners, LLC.
Muehlethaler, Jeffrey Charles	Vice President	PIMCO. Formerly, Vice President, Deutsche Bank.
Mukherji, Raja	Senior Vice President	PIMCO. Formerly, Senior Research Analyst, Chatham Asset Management.
Mulcahy, Matthew J.	Senior Vice President	PIMCO
Murano, Yuko	Vice President	PIMCO
Murata, Alfred T.	Executive Vice President	PIMCO
Murray, John W.	Senior Vice President	PIMCO. Formerly, Vice President, JER Partners.
Nabors, Robin	Vice President	PIMCO
Nambimadom, Ramakrishnan S.	Senior Vice President	PIMCO
Nest, Matthew J.	Senior Vice President	PIMCO
Ng, Albert K.	Vice President	PIMCO
Nguyen, Tommy D.	Vice President	PIMCO
Nicholls, Steven B.	Senior Vice President	PIMCO
Nieves, Roger O.	Senior Vice President	PIMCO
Nojima, Sachiko	Vice President	PIMCO
Norris, John F.	Vice President	PIMCO
Nunziata, Cristina	Vice President	PIMCO
O’Connell, Gillian	Senior Vice President	PIMCO
Okamura, Shigeki	Senior Vice President	PIMCO
Okuma, Sachiko	Vice President	PIMCO
Okun, Eric A.	Executive Vice President	PIMCO
Olazabal, Joshua A.	Vice President	PIMCO
Oliva, Jennifer L.	Vice President	PIMCO
Ollenburger, Loren P.	Vice President	PIMCO
Ong, Arthur Y.D.	Executive Vice President, PIMCO Secretary	PIMCO StocksPLUS Management, Inc.
Ongaro, Douglas J.	Executive Vice President	PIMCO
Osborne, Simon Timothy	Senior Vice President	PIMCO
Osses, Guillermo Ariel	Executive Vice President	PIMCO. Formerly, Director, Barclays Capital.
Otterbein, Marie S.	Vice President	PIMCO
Otterbein, Thomas J.	Managing Director	PIMCO
Ozeki, Koyo	Executive Vice President	PIMCO. Formerly, Senior Advisor, Nomura Securities.
Padmanabhan, Lalantika	Vice President	PIMCO
Pagani, Lorenzo P.	Senior Vice President	PIMCO
Parikh, Bijal Y.	Vice President	PIMCO
Parikh, Saumil H.	Executive Vice President	PIMCO
Park, Jung	Executive Vice President	PIMCO. Formerly, Senior Managing Director, Bear Stearns Asia Limited.
Pascutti, Michael J.	Executive Vice President	PIMCO. Formerly Founding Partner, Sandelman Partners.
Paulson, Bradley W.	Executive Vice President	PIMCO
Pejavar, Sheila M.	Vice President	PIMCO
Perez, Iohan	Vice President	PIMCO
Perez, Keith	Senior Vice President	PIMCO
Philipp, Elizabeth M.	Executive Vice President	PIMCO
Phillipson, Daniel	Senior Vice President	PIMCO
Pimentel, Rudolph	Senior Vice President	PIMCO
Pittman, David J.	Senior Vice President	PIMCO
Pont, Nicholas J.	Vice President	PIMCO
Porterfield, Mark J.	Executive Vice President	PIMCO
Posch, Brigitte	Executive Vice President	PIMCO. Formerly, Managing Director, Deutsche Bank.
Pothalingam, Ketishwaran S.	Senior Vice President	PIMCO. Formerly, Credit Fund Manager, Threadneedle Asset Management.
Potthof, Axel	Senior Vice President	PIMCO
Powers, William C.	Managing Director	PIMCO
Price, Rosamond J.	Vice President	PIMCO
Pricer, Jesse L.	Vice President	PIMCO
Putnicki, Matthew S.	Vice President	PIMCO
Putyatin, Vladyslav	Senior Vice President	PIMCO. Formerly, Director, Deutsche Bank AG.
Qiao, Yi	Vice President	PIMCO
Qiu, Ying	Vice President	PIMCO. Formerly, Portfolio Manager, ING Investment Management.
Qu, Wendong	Senior Vice President	PIMCO
Rahari, Pierre-Yves	Vice President	PIMCO. Formerly, Senior Associate, Morgan Stanley Investment Management (Luxembourg).
Rahman, Lupin	Vice President	PIMCO. Formerly, Policy Review Division, Policy Development and Review.
Ratner, Joshua D.	Vice President Assistant Secretary	PIMCO PIMCO Funds and PIMCO Variable Insurance Trust.
Ravano, Emanuele	Managing Director	PIMCO
Reimer, Danelle J.	Vice President	PIMCO
Reimer, Ronald M.	Senior Vice President	PIMCO
Reisz, Paul W.	Senior Vice President	PIMCO
Repoulis, Yiannis	Senior Vice President	PIMCO
Rice, Thomas Edmund	Senior Vice President	PIMCO
Riendeau, Kevin	Vice President	PIMCO. Formerly, Vice President, Morgan Stanley.
Rodosky, Stephen A.	Executive Vice President	PIMCO
Rogers, William A.	Vice President	PIMCO
Rollins, Melody	Senior Vice President	PIMCO
Romano, Mark A.	Senior Vice President	PIMCO
Rowe, Cathy T.	Vice President	PIMCO
Rudolph, Lynn	Vice President	PIMCO. Formerly, Head of Human Resources, ING.
Ruebesam, Roland	Vice President	PIMCO
Ruthen, Seth R.	Executive Vice President	PIMCO
Sakane, Yoshiyuki	Vice President	PIMCO
Salastekar, Deepa A.	Vice President	PIMCO. Formerly, Managing Director, Bear, Stearns & Co., Inc.
Sargent, Jeffrey M.	Executive Vice President Senior Vice President	PIMCO PIMCO Variable Insurance Trust and ETF Trust.
Schaus, Stacy Leigh	Senior Vice President	PIMCO. Formerly, Principal, Hewitt Associates.
Schneider, Jerome M.	Executive Vice President	PIMCO. Formerly, Senior Managing Director, Bear, Stearns & Co., Inc.
Schneider, Patrick	Vice President	PIMCO
Schuetz, Patricia Ann	Vice President	PIMCO. Formerly, Director, Credit Suisse Asset Management.
Schulist, Stephen O.	Senior Vice President	PIMCO
Schultes, Adrian O.	Vice President	PIMCO. Formerly, Regional Director, Ibbotson Associates.
Schwab, Gerlinde	Vice President	PIMCO
Schwab, Stephen D.	Vice President	PIMCO. Formerly, Vice President, Fidelity Investment.
Schwetz, Myckola	Senior Vice President	PIMCO
Scibisz, Iwona E.	Vice President	PIMCO
Scorah, Ian	Vice President	PIMCO. Formerly, Senior Investment Lawyer, Morley Fund Management Limited.
Seidner, Marc P.	Vice President	PIMCO. Formerly, Managing Director, Domestic Fixed Income Portfolio Manager, Harvard Management Company.
Sejima, Toru	Senior Vice President	PIMCO
Seksaria, Rahul M.	Vice President	PIMCO
Senne, Verena	Senior Vice President	PIMCO
Serafino Jr., George P.	Vice President	PIMCO
Sesay, Therenah	Vice President	PIMCO
Shah, Sapna K.	Vice President	PIMCO
Shaw, Matthew D.	Senior Vice President	PIMCO
Sheehy, Erica H.	Vice President	PIMCO
Shepherd, Julie M.	Vice President	PIMCO
Shiroyama, Taro	Vice President	PIMCO
Short, Jonathan D.	Executive Vice President	PIMCO
Simon, W Scott	Managing Director	PIMCO
Singal, Alka	Vice President	PIMCO
Skobtsov, Ivan	Senior Vice President	PIMCO
Smith, Kenton Todd	Senior Vice President	PIMCO. Formerly, Vice President, First Horizon.
Somersan-Coqui, Aylin	Vice President	PIMCO
Sonner, Michael	Senior Vice President	PIMCO
Soto, Alyssa Michele	Vice President	PIMCO
Spajic, Luke	Executive Vice President	PIMCO. Formerly, Proprietary Trader, Goldman Sachs.
Spalding, Scott M.	Senior Vice President	PIMCO
Spandri, Tobias	Vice President	PIMCO
Spicijaric, Jennifer N.	Vice President	PIMCO
Springer, Jeffrey	Senior Vice President	PIMCO
Stack, Candice E.	Senior Vice President	PIMCO
Stancil, Thomas A.	Vice President	PIMCO. Formerly Partner, Ashland Partners & Co., LLP
Staub, Christian M.	Senior Vice President	PIMCO
Stauffer, Christina	Vice President	PIMCO
Steele, Scott Patrick	Senior Vice President	PIMCO. Formerly, Chief Investment Officer, BMO Mutual Funds
Steiner, Jason R.	Vice President	PIMCO. Formerly Consultant, Centerline Capital Group.
Stracke, Thibault C.	Executive Vice President	PIMCO. Formerly, Senior Credit Strategist, CreditSights.
Strauch, Joel Edward	Senior Vice President	PIMCO
Stravato, Richard	Vice President	PIMCO
Streiff, Thomas F.	Executive Vice President	PIMCO. Formerly, Managing Director, UBS Investment Bank.
Strelow, Peter G	Executive Vice President	PIMCO
Struc, Alexandru	Vice President	PIMCO
Sun, Hao	Vice President	PIMCO
Suo, Yuanyuan	Vice President	PIMCO
Suskind, Donald W.	Vice President	PIMCO, StocksPLUS Management Inc.
Taborsky, Mark A.	Executive Vice President	PIMCO. Formerly, Managing Director of External Management, Harvard Management Company.
Takano, Makoto	Managing Director	PIMCO
Takeuchi, Ichiro	Vice President	PIMCO
Takizuka, Hikaru	Vice President	PIMCO
Tam Joe	Vice President	PIMCO
Tamura, Maiko	Vice President	PIMCO. Formerly, Manager, AIG Japan Capital Investment Co., Ltd.
Tarman, Daniel	Executive Vice President	PIMCO
Telish, Christine M.	Vice President	PIMCO
Terry, Michael A.	Vice President	PIMCO. Formerly, Vice President, Morgan Stanley.
Tersin, Dominique	Vice President	PIMCO
Theodore, Kyle J.	Senior Vice President	PIMCO
Thompson, Michael Frazier	Senior Vice President	PIMCO
Thurston, Powell C.	Senior Vice President	PIMCO
To, Steven P.	Vice President	PIMCO
Toloui-Tehrani, Ramin	Executive Vice President	PIMCO
Tomlinson, Brian	Vice President	PIMCO
Tournier, Eve	Executive Vice President	PIMCO. Formerly, Managing Director, Deutsche Bank AG.
Traber, Eva-Maria	Vice President	PIMCO
Tran, Loc K.	Vice President	PIMCO
Tredwell, Alonzo S.	Vice President	PIMCO
Trevithick, Natalie	Senior Vice President	PIMCO
Trovato, Michael J.	Vice President	PIMCO
Tsubota, Shiro	Senior Vice President	PIMCO
Tyson, Richard E.	Executive Vice President	PIMCO
Tzemach, Y. Gayle	Vice President	PIMCO
Upadhyay, Nishant	Vice President	PIMCO
Vallarta-Jordal,Maria-Theresa F.	Senior Vice President	PIMCO
Vames, Steven	Vice President	PIMCO
van Akkeren, Marco	Senior Vice President	PIMCO. Formerly, Vice President, Goldman Sachs & Co.
van Bezooijen, Jeroen	Senior Vice President	PIMCO. Formerly, Executive Director, Goldman Sachs.
van De Zilver, Peter A.	Vice President	PIMCO
van Heel, Marc	Executive Vice President	PIMCO
van Zoelen, Henk Jan	Senior Vice President	PIMCO
Veit, Konstantin	Vice President	PIMCO
Velasco, Christine Ann	Vice President	PIMCO
Velicer, Erik A.	Vice President	PIMCO
Viana, David	Senior Vice President	PIMCO
von der Linden, Greg	Vice President	PIMCO
Walenbergh, Mark	Vice President	PIMCO
Walker, Trent W.	Senior Vice President Assistant Treasurer Vice President	PIMCO PIMCO Funds and PIMCO Variable Insurance Trust StocksPLUS Management Inc.
Walsh, Lauren R.	Vice President	PIMCO
Walther, Kasten	Vice President	PIMCO
Ward, Jim	Executive Vice President	PIMCO
Warner IV, Hansford B.	Vice President	PIMCO
Watchorn, Michael	Senior Vice President	PIMCO
Watford, Charles	Vice President	PIMCO
Weil, Richard M.	Managing Director	PIMCO
Weinberger, Michele Deborah	Vice President	PIMCO. Formerly, Vice President, Goldman Sachs Asset Mgmt.
Wendler IV, Paul F.	Vice President	PIMCO
Werber, Keith A.	Vice President	PIMCO. Formerly, Vice President, Countrywide Securities Corporation.
White, Timothy C.	Senior Vice President	PIMCO
Whitewolf, Lance E.	Vice President	PIMCO
Whitton, Bransby M.	Senior Vice President	PIMCO
Wild, Christian	Senior Vice President	PIMCO
Wildermuth, Paul T.	Vice President	PIMCO
Williams III, Charles A	Vice President	PIMCO
Williams, Jason A.	Vice President	PIMCO
Wilner, Mitchell W.	Senior Vice President	PIMCO
Wilson, John F.	Executive Vice President	PIMCO
Wilson, Susan L.	Executive Vice President	PIMCO
Winters, Kevin M.	Vice President	PIMCO
Witt, Frank	Executive Vice President	PIMCO
Wittkop, Andrew T.	Vice President	PIMCO
Wolf, Greggory S.	Vice President	PIMCO
Wong, Tammy Nguyen	Vice President	PIMCO
Wood, George H.	Executive Vice President	PIMCO
Worah, Mihir P.	Executive Vice President	PIMCO
Xu, Jianghua	Vice President	PIMCO
Yamamoto, Shinichi	Senior Vice President	PIMCO
Yang, Jing	Vice President	PIMCO
Yasnov, Vadim I.	Vice President	PIMCO
Yildiz, Sadettin	Vice President	PIMCO
Yip, Jonathan	Vice President	PIMCO
Yoon, Kenneth G.	Vice President	PIMCO
Young, Robert O.	Executive Vice President	PIMCO. Formerly Managing Director, Global Capital Markets.
Yu, Anna W.	Vice President	PIMCO
Yu, Cheng-Yuan	Executive Vice President	PIMCO
Zerner, Mary	Vice President	PIMCO. Formerly Senior Vice President, Lazard Asset Management Limited – London.
Zhu, Changhong	Managing Director	PIMCO

ITEM 32. PRINCIPAL UNDERWRITERS

(a) Foreside Fund Services, LLC, Registrant’s Principal Underwriter, serves as principal underwriter for the following investment companies registered under the Investment Company Act of 1940, as amended:

American Beacon Funds		Henderson Global Funds
American Beacon Mileage Funds		Nomura Partners Funds, Inc.
American Beacon Select Funds		PMC Funds, Series of the Trust for Professional Managers
Bridgeway Funds, Inc.		Revenue Shares ETF Trust
Central Park Group Multi-Event Fund		Sound Shore Fund, Inc.
Century Capital Management Trust		Wintergreen Fund, Inc.
Direxion Shares ETF Trust		The CNL Funds
Forum Funds		Javelin Exchange-Traded Trust
AdvisorShares Trust		Liberty Street Horizon Fund, Series of Investment Managers Series Trust
BHR Institutional Funds

(b)	The following are officers of Foreside Fund Services, LLC, the Registrant’s Principal Underwriter. Their business address is Three Canal Plaza, Suite 100, Portland, Maine 04101.

Name	Position with Underwriter	Position with Registrant
Mark S. Redman	President	None
Nanette K. Chern	Chief Compliance Officer, Vice President	None
Richard J. Berthy	Vice President & Treasurer	Principal Executive Officer only for Brown Advisory Funds, series of the Forum Funds
Mark A. Fairbanks	Deputy Chief Compliance Officer, Vice President	None
Jennifer E. Hoopes	Secretary	None
James E. Pike	Financial and Operations Principal	None
(c)	Not Applicable.

ITEM 33. LOCATION OF ACCOUNTS AND RECORDS

The majority of the accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder are maintained at the offices of Citi Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, Ohio, 43219 and at the offices of Atlantic Fund Administration, LLC, Three Canal Plaza, Suite 600, Portland, Maine 04101. The records required to be maintained under Rule 31a-1(b)(1) with respect to journals of receipts and deliveries of securities and receipts and disbursements of cash are maintained at the offices of the Registrant’s custodian, as listed under “Custodian” in Part B to this Registration Statement. The records required to be maintained under Rule 31a-1(b)(5), (6) and (9) are maintained at the offices of the Registrant’s adviser or subadviser, as listed in Item 31 hereof.

ITEM 34.	MANAGEMENT SERVICES

Not Applicable.

ITEM 35.	UNDERTAKINGS

None.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it has met all of the requirements for effectiveness of this registration statement under Rule 485(b) of the Securities Act of 1933 and that it has duly caused this amendment to its registration statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Portland, and State of Maine, on February 26, 2010.

Forum Funds

/s/ Stacey E. Hong
Stacey E. Hong, President

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed below by the following persons in the capacities indicated on February 26, 2010.
(a) Principal Executive Officer

/s/ Stacey E. Hong
Stacey E. Hong
Principal Executive Officer
(b) Principal Financial Officer

/s/ Karen Shaw
Karen Shaw
Principal Financial Officer

(c) A (c) A majority of the Trustees

John Y. Keffer, Trustee*
James C. Cheng, Trustee*
J. Michael Parish, Trustee*
Costas Azariadis, Trustee*

/s/ Lina Bhatnagar
Lina Bhatnagar
As Attorney-in-fact

* Pursuant to powers of attorney previously filed.

EXHIBIT LIST

EXHIBIT

(h)(6)	Expense Limitation Agreement between Registrant and King Investment Advisors, Inc. is filed herewith.

(i)	Opinion and consent of K&L Gates, LLP.

(j)	Consent of BBD, LLP.

(p)(35)	Code of Ethics adopted by Waterville Capital, LLC.